[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.37
COLLABORATIVE RESEARCH, DEVELOPMENT AND
COMMERCIALIZATION AGREEMENT
     This COLLABORATIVE RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”), effective as of January 30, 2006 (the “Effective Date”) is made by and between Pharmion Corporation, a corporation organized under the laws of the State of Delaware, USA, with a place of business at 2525-28th Street, Suite 200, Boulder, Colorado, 803301, USA (“Pharmion Corporation”) and Pharmion GmbH, a wholly-owned subsidiary of Pharmion Corporation registered in Switzerland having its principle place of business at Aeschenvorstadt 71, 4051 Basel, Switzerland (“Pharmion GmbH” and, collectively with Pharmion Corporation, “Pharmion”) on the one hand and MethylGene Inc., a corporation organized under the laws of Quebec, Canada, with its principal place of business at 7220 Frederick-Banting, Suite 200, Montreal, Québec H4S 2A1, Canada (“MG”). Each of Pharmion and MG shall be referred to as a “Party” and, together, as the “Parties.”
BACKGROUND
     A. MG has developed certain proprietary technology related to small molecule HDAC Inhibitors (as defined below), which may be useful for developing pharmaceutical products for the treatment and prophylaxis of cancer in humans.
     B. Pharmion possesses pharmaceutical development and commercialization capabilities.
     C. MG has identified certain novel, proprietary HDAC Inhibitors, including the Compound designated as MGCD0103, which MG is pursuing as potential development candidates for cancer.
     D. MG and Pharmion desire to collaborate to pursue potential commercial development in the cancer field of one or more HDAC Inhibitors, discovered by MG prior to the Effective Date, and discover and potentially commercialize additional HDAC Inhibitors as potential development compounds for cancer, all on the terms and conditions set forth herein.
     E. In addition, MG desires to grant to Pharmion, and Pharmion desires to obtain, a license from MG of HDAC Inhibitors for use in the Territory (as defined below) in the Field (as defined below), on the terms and conditions set forth herein.
     NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:
ARTICLE 1
DEFINITIONS
     1.1 “Actions” shall have the meaning set forth in Section 17.5.

     1.2 “Additional Clinical Candidate(s)” shall mean a Selected Compound with respect to which IND enabling studies have been completed pursuant to the Collaboration, other than the Initial Clinical Candidate.
     1.3 “Additional Partner” shall mean each Third Party who is granted by MG, directly or indirectly, a right to market or commercialize Compounds and/or Products outside the Territory, other than a Non-Cancer Partner or an Opt-out Non-Cancer Partner. It is understood that, for purposes of this definition, “a right to market or commercialize” shall include an option to acquire such rights. As of the Effective Date, the sole Additional Partner is Taiho.
     1.4 “Affiliate” shall mean, in the case of a subject entity, another entity which controls, is controlled by or is under common control with the subject entity. For purposes of this definition only, “control” shall mean beneficial ownership (direct or indirect) of at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, in the election of the corresponding managing authority).
     1.5 “Agreement” shall have the meaning set forth in the Preamble.
     1.6 “Audited Party” and “Auditing Party” shall have the meanings set forth in Section 12.5.1.
     1.7 “Cancer Compound” shall have the meaning set forth in Section 11.7.1.
     1.8 “Cancer HDAC Research” shall mean Research conducted by or under authority of MG that is not conducted as part of Non-Cancer HDAC Research.
     1.9 “Cancer Royalty” shall have the meaning set forth in Section 11.7.1.
     1.10 “Change of Control” shall mean with respect to a Party, (a) a merger, consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, (b) any transaction or series of related transactions in which any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), together with any of such person’s “affiliates” or “associates”, as such terms are used in the Exchange Act, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of a Party, or (c) the sale or other transfer to a Third Party of all or substantially all of a Party’s assets.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.11 “Clinical Studies” shall mean the Preclinical Studies, as well as those certain clinical trials of a Compound and/or Product in the Territory in the Field, as set forth in the Development Plans established in accordance with Article 4 below.
     1.12 “Collaboration” shall mean the Research, the Development and the Commercialization conducted pursuant to this Agreement.
     1.13 “Collaboration Term” shall have the meaning set forth in Section 20.1.
     1.14 “Commercialization Costs” shall mean, with respect to a Product Co-Promoted in North America, the variable costs and fixed costs properly incurred by each Party with respect to work performed by the Parties and their subcontractors in connection with the conduct of the applicable Commercialization Plan for such Product, and in accordance with the budget contained therein, including (a) the Fully Absorbed Cost of Goods for batches of such Product sold, (b) marketing, distribution and sales expenses attributable to a Product, including costs incurred in connection with commercial launch, market research, post-approval marketing studies, advertising, producing Product Promotional Materials, sponsoring seminars and symposia (including continuing medical education sponsored by the Marketing Party), sales training meetings and seminars specific to the Product, reimbursement and other patient support services, distribution costs, product liability insurance, transportation expenses including insurance (but only to the extent not charged to customers), inventory losses (except to the extent caused by the gross negligence or willful misconduct of a Party), allocated based upon the proportion of such expenses directly attributable to such Product or the activities of the Parties in connection with the conduct of the Commercialization Plan, (c) to the extent not included in the Fully Absorbed Cost of Goods of a Product, license fees, milestone payments and other amounts required to be paid to Third Parties in consideration for rights required to conduct activities under the applicable Commercialization Plan as agreed to pursuant to this Agreement, allocated based on the proportion of such costs directly attributable to such Product, (d) costs associated with Prosecution and enforcement of Licensed Patents in North America pursuant to Sections 17.4 and 17.6 covering any Co-Promoted Products and defense of Third Party intellectual property claims in North America pursuant to Section 17.5 incurred after the Marketing Approval of such Product, and (e) post-Marketing Approval regulatory expenses directly related to the Product, including costs to maintain such Marketing Approval (including user fees paid after Marketing Approval), medical and safety activities, adverse event reporting, market withdrawals, field adjustments or recalls. For purposes of this paragraph and to the extent agreed upon by the JSC and included in the applicable Commercialization Plan, “variable costs” shall be deemed to be the cost of labor (calculated on a full-time equivalent basis) and other material resources directly consumed in the execution of the applicable Commercialization Plan and “fixed costs” shall be deemed to be the fixed costs directly related to the execution of the applicable Commercialization Plan, allocated based upon the proportion of such costs directly attributable to support of the applicable Commercialization Plan or by such other method of cost allocation as may be approved by the JSC. A Party’s internal costs associated with efforts of sales representatives shall be allocated to Commercialization Costs based on reasonable metrics established by the JSC prior to obtaining Marketing Approval of a Product. Except as otherwise provided in this Agreement, all cost determinations made hereunder shall be made in accordance with GAAP.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.15 “Commercialization Plan” shall mean, with respect to a Product, the comprehensive plan and budget for such Product, as more fully described in Section 5.4 and approved by the JSC in accordance Sections 3.1 and 5.4.2.
     1.16 “Commercialization Program” shall mean, with respect to a Product, the program for the Commercialization of such Product, as more fully described in Section 5.4 and the applicable Commercialization Plan.
     1.17 “Commercialization” shall mean any and all activities directed to marketing, promoting, distributing, offering for sale and selling a Product, importing a Product for sale and manufacturing a Product for sale.
     1.18 “Commercially Reasonable and Diligent Efforts” shall mean the carrying out of obligations in a diligent and sustained manner using efforts reasonably necessary or appropriate to actively develop a product in an expeditious manner, taking into consideration the countries in question and the market potential for such product. “Market potential” for a product shall be fairly determined in good faith and without limitation may be based upon the market size, labeled indication, price, competition, patent rights, product liability issues and general marketing parameters. Without limiting the foregoing, Commercially Reasonable and Diligent Efforts requires that the applicable party: (a) promptly assign responsibility for such obligations to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific meaningful objectives for carrying out such obligations, and (c) consistently make and implement decisions and allocate the full complement of resources necessary or appropriate to advance progress with respect to such objectives in accordance with the foregoing, in each case in a manner similar to other high priority drug development programs.
     1.19 “Complaint” shall mean any oral or written communication of dissatisfaction regarding the identity, quality, durability, reliability or performance of a Product. Examples include, but are not limited to appearance, low fills, foreign materials, foreign product, defective packaging or defective labeling.
     1.20 “Compounds” shall mean all HDAC Inhibitors identified, synthesized, discovered or acquired (collectively, “Discovered”) by or under authority of MG or its Affiliates: (a) prior to the Effective Date, or (b) during the Research Term, or (c) any time during the term of this Agreement after the Research Term, if Discovered in connection with Cancer HDAC Research, or (d) any time during the term of this Agreement prior to [***] after completion of the last Cancer HDAC Research, if Discovered pursuant to Non-Cancer HDAC Research; provided that in each case such HDAC Inhibitors are used or useful in the Field. With respect to each Compound, such Compound shall include all salts, esters, hydrates, solvates, polymorphs, free base, isomers, prodrugs, metabolites, conjugated forms and/or liposomal or other formulations thereof, and other compositions consisting of such Compound non-covalently bounded with other moieties. In the event that MG or its Affiliate has entered or enters into an agreement with a Third Party (including an Additional Partner or Non-Cancer Partner) in connection with Research or prior to the end of the time periods, each as described in clauses (a) through (d) above, Compounds shall
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

include HDAC Inhibitors Discovered by or under authority of such Third Party during the term of its right to conduct Research granted by MG, but shall exclude those compounds that were identified or being developed by such Third Party, as an inhibitor that directly inhibits the activity of HDAC enzymes or that has therapeutic effect through the inhibition of HDAC enzymes, prior to the time an agreement was first entered into with MG or its Affiliate. For clarity, it is understood that as used herein, the term “Discovered” shall be deemed to include HDAC Inhibitors covered by a patent application filed during the particular period, it being understood that the set of HDAC Inhibitors covered by a patent or patent application shall not be deemed a single Compound for purposes of defining Selected Compounds and Non-Cancer Selected Compounds below, solely because they are covered by such patent application.
     1.21 “Compound Disclosure Date” shall mean ninety (90) days after the Compound Registration Date with respect to any Compound.
     1.22 “Compound Registration Date” shall mean, with respect to all Compounds, the date such Compound is Registered in the MG Compound Registry, which shall be no later than thirty (30) days after the date such Compound is first synthesized or acquired by or on behalf of MG or its Affiliates, a Non-Cancer Partner or its Affiliates, any Additional Partner or its Affiliates or Pharmion or its Affiliates, as the case may be.
     1.23 “Confidential Information” shall have the meaning set forth in Section 16.1.
     1.24 “Contracted Research Work” shall mean the research work conducted by or under authority of MG which is funded, in whole or in part, by Pharmion under this Agreement, including without limitation all Research conducted under the Research Plan.
     1.25 “Controlling Party” shall have the meaning set forth in Section 17.5.
     1.26 “Co-Promote” or “Co-Promoted” or “Co-Promoting” or “Co-Promotion” shall mean to promote jointly a Product in North America through Pharmion and MG and their respective sales forces under both Parties’ trade names (in accordance with Section 5.5.2), unless otherwise agreed.
     1.27 “Cost of Goods” shall mean, with respect to units of a Compound or Product to be supplied to a Party hereunder: (a) those costs of the supplying party associated with the manufacture of such units that would normally be included as inventoriable costs of such units in accordance with GAAP, and would include raw materials (including normal scrap) and actual direct labor costs and a proper allocation of overhead, subject to Section 11.3 below (i.e., with respect to Third Party royalties), and would exclude excess capacity, unusable raw materials, cost of capital and other costs not normally included as inventoriable costs as set forth above; or (b) if the units are purchased from a Third Party that is not an Affiliate, the purchase price thereof. Notwithstanding the foregoing, royalties paid by the manufacturing party with respect to patent rights for generic manufacturing processes used in such manufacture, but that are not primarily used for nor primarily related to Compounds, Products and/or HDAC, shall not be treated as a Third Party royalties subject to Section 11.3 below, for purposes of Section 1.27(a).
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.28 “Data” shall mean, collectively, Research Data, Preclinical and Clinical Data and Manufacturing Data.
     1.29 “Detail” shall mean an interactive face-to-face contact of a sales representative, who is fully equipped with, and knowledgeable of, applicable Product Promotional Materials and Product labeling, with a physician or other medical professional licensed to prescribe drugs or other healthcare professional that has a significant impact or influence on prescribing decisions, in which relevant characteristics of the Product are described by the sales representative in a fair and balanced manner consistent with the requirements of this Agreement and applicable laws and regulations, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product. Details shall be accounted for in accordance with the Marketing Party’s internal methodology for recording such activity as approved by the JSC.
     1.30 “Development” shall mean the Preclinical Development and the clinical development of each Compound selected by the JSC for Clinical Studies; such activities shall include, among others, test method development and stability testing, toxicology, formulation, process development, including process automation, manufacturing scale-up, development-stage manufacturing and QC/QA.
     1.31 “Development Costs” with respect to a Product shall mean the variable costs and fixed costs incurred after the Effective Date by a Party pursuant to the conduct of activities covered by this Agreement and in accordance with the relevant approved Development Plan (including the budget contained therein), for the development of such Product, including (a) direct, out-of-pocket external costs, including clinical grants, clinical laboratory fees, formulation costs and the cost of studies conducted and services provided by contract research organizations for clinical development and IND enabling studies and individuals, consultants, toxicology contractors, and manufacturers necessary or useful for the purpose of obtaining Marketing Approvals for such Product, (b) costs incurred in connection with process development and pre-clinical and clinical Product supply as set forth in the relevant approved Development Plan for such Product, including the efforts of Pharmion and MG to develop and document process methods and procedures for the manufacture of such Product, manufacturing process improvements, scale-up, manufacturing site qualification, supply chain management and storage and the Fully Absorbed Cost of Goods for batches of such Product manufactured and supplied for use in Clinical Studies, (c) costs for preparing, submitting, reviewing or developing data or information for the purpose of submissions to any Regulatory Authority, including submission of applications to obtain Marketing Approvals for such Product (including user fees paid prior to Marketing Approval), (d) to the extent not otherwise included in Fully Absorbed Cost of Goods of a Product, license fees and other amounts paid to a Third Party pursuant to a Third Party agreement in consideration for rights necessary to conduct activities under the Development Plans as approved by the JSC and (e) costs associated with Prosecution and enforcement of Licensed Patents in North America pursuant to Sections 17.4 and 17.6 and defense of Third Party intellectual property claims in North America pursuant to Sections 17.5 to the extent not included in Commercialization Costs. For purposes of this definition and to the extent agreed upon by the JSC and included in the applicable Development Plan, “variable costs” means the cost of labor (calculated on a full-time equivalent basis) and other material resources directly
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

consumed in the conduct of and in accordance with the Development Plans; and “fixed costs” means the fixed costs directly related to the conduct of activities under the Development Plans, allocated based upon the proportion of such costs directly attributable to the support or performance of activities under the Development Plans or by such other method of cost allocation as may be approved by the JSC. Except as otherwise provided in this Agreement, all cost determinations made hereunder shall be made in accordance with GAAP.
     1.32 “Development Plans” shall mean the plans and budgets for Development, as described in Article 4.
     1.33 “Distributor” shall mean a Third Party in one or more countries in the Territory that (a) purchases a Product in finished form or in bulk form (to be packaged or labeled by such Third Party in accordance with applicable law) from Pharmion, its Sublicensees or their Affiliates for such country(ies) for a price which in no event is less than seventy-five percent (75%) of the average selling price of such Product in countries that are member states of the European Union within the Territory, (b) assumes responsibility from Pharmion for all or a portion of the Commercialization of such Product in such country(ies) and (c) sells such Product in such country(ies). The countries in which Pharmion has engaged a Distributor as of the Effective Date are identified in Exhibit 1.33.
     1.34 “DMF” shall mean the Drug Master File filed with the FDA or such corresponding files in other countries or regulatory jurisdictions of the Territory, in each case, with respect to a Product for use within the Field.
     1.35 “Effective Date” shall have the meaning set forth in the Preamble.
     1.36 “EMEA” shall mean the European Medicines Agency and any successor agency thereto.
     1.37 “Enforcement Action” shall have the meaning set forth in Section 17.6.
     1.38 “Exempt Patent Licensees” shall have the meaning set forth in Section 8.3.3(a).
     1.39 “FDA” shall mean the U.S. Food and Drug Administration, or any successor agency.
     1.40 “Field” shall mean the therapeutic or prophylactic treatment of cancer in humans (including neoplasia and other pre-cancerous conditions, including myelodysplasia syndrome) using a Compound or Product.
     1.41 “Full Time Equivalent” or “FTE” shall mean one (1) full-time research scientist, or in the case of less than a full-time dedicated research scientist, a full-time, equivalent person year of activities under the Research Plan. The term “research scientists” means personnel of MG assigned to conduct research, scientific and/or technical activities under the Research Plan and having qualifications reasonably approved by the JSC.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.42 “Fully Absorbed Cost of Goods” with respect to units of a Product shall mean (a) the variable costs and fixed costs incurred by a Party associated with the manufacture (inclusive of finishing processes including filling, packaging, labeling and/or other preparation) quality assurance, quality control and other testing, storage and shipping of batches of such units of such Product or (b) if such units or components of a Product are not manufactured by the Parties, the amounts paid to the vendor plus costs associated with acquisition from such vendor plus the other variable costs and fixed costs incurred by a Party associated with any finishing processes conducted by such Party, including filling, packaging, labeling and QA/QC testing. For purposes of this definition, “variable costs” means the cost of labor (calculated on a full-time equivalent basis), raw materials, scrap, obsolescence, supplies and other resources directly consumed in the manufacture, quality assurance, quality control and other testing, storage and shipping of batches of such Product, and “fixed costs” means the cost of facilities, utilities, insurance (including any product liability insurance or accrual for self-insurance), facility and equipment depreciation and other fixed costs directly related to the manufacture, quality assurance, quality control and other testing, storage and shipping of batches of such Product, as well as amounts paid to Third Parties under a Third Party agreement (subject to Section 11.3 below), as a result of the manufacture, use or sale of such units of Products. Fixed costs shall be allocated to such units of Product based upon the proportion of such costs directly attributable to support of the manufacturing, quality assurance, quality control and other testing, storage and shipping processes for such Product. If a facility is used to manufacture Products and has the capacity to manufacture products for other programs of either Pharmion or MG, fixed costs shall be allocated in proportion to the actual use of such facility for the manufacture of Products and the capacity to manufacture products for such other programs. For the avoidance of doubt, no idle capacity of a manufacturing facility, or a proportionate use thereof, shall be included in Fully Absorbed Cost of Goods except, in the case of a facility dedicated solely to the manufacture of Products, it shall be included to the extent the JSC determines in good faith that such facility is appropriately sized. Fully Absorbed Cost of Goods shall exclude all costs otherwise reimbursed pursuant to this Agreement. All cost determinations made hereunder shall be made in accordance with GAAP. Notwithstanding the foregoing, royalties paid by the manufacturing party with respect to patent rights for generic manufacturing processes used in such manufacture, but that are not primarily used for nor primarily related to Compounds, Products and/or HDAC, shall not be treated as a Third Party royalties subject to Section 11.3 below, for purposes of Section 1.42(a).
     1.43 The “FTE Rate” for Research conducted by MG hereunder shall be Two Hundred and Fifty Thousand Dollars (US $250,000) per FTE (consisting of at least a total of eighteen hundred (1,800) hours per calendar year, or such other number as may be agreed by the JSC) for work directly related to the Research or any other activities contemplated under the Research Plan. No additional payment shall be made with respect to any person who works more than eighteen hundred (1,800) hours per calendar year and any person who devotes less than eighteen hundred (1,800) hours per calendar year shall be treated as an FTE on a pro-rata basis based upon the actual number of hours worked divided by eighteen hundred (1,800). Each Party acknowledges that the foregoing FTE rate has been set to include all salary, employee benefits, materials and other expenses, including support staff and overhead for or associated with an FTE.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.44 “GAAP” shall mean United States generally accepted accounting principles, consistently applied.
     1.45 “Generic Competition” shall have the meaning set forth in Section 11.5.1.
     1.46 “Global Development Committee” shall have the meaning set forth in Section 3.2.
     1.47 “HDAC” shall mean histone deacetylase and shall include without limitation any one of a family of enzymes that remove acetyl groups from amino groups of lysine residues at the N-terminus of a histone, including but not limited to HDAC1, HDAC2, HDAC3, HDAC4, HDAC5, HDAC6, HDAC7, HDAC8, HDAC9, HDAC10, HDAC11, SIRT1, SIRT2, SIRT3, SIRT4, SIRT5, SIRT6, SIRT7, and any histone deacetylase as described or referenced in MG’s patent application WO2003024448A2, or the articles Nature Reviews, Drug Discovery, 1, 287-299 (2002) or J. Biol. Chem., 277, 25748-55 (2002).
     1.48 “HDAC Assay” shall mean the evaluation in vitro of a compound’s dose dependent inhibition of at least one (1) isolated, partially purified, recombinant human HDAC enzyme from any HDAC Class I or HDAC Class II enzyme families.
     1.49 “HDAC Inhibitors” means Small Molecules that directly inhibit HDAC enzymatic activity or which have therapeutic effect through the inhibition of HDAC enzymes. The Parties hereby agree that such inhibition must be with an IC50 value less than or equal to [***] towards at least one of the tested HDAC isotypes using the HDAC Assay.
     1.50 “Indemnitor” or “Indemnitee” shall have the meaning set forth in Section 19.5.
     1.51 “Initial Clinical Candidate” shall mean the Compound designated internally at MG as MGCD0103 (as further identified in a side letter between the Parties exchanged on the Effective Date), or any other Compound as selected by the JSC to replace MGCD0103 as a clinical candidate.
     1.52 “Initial Clinical Candidate Milestone Events” shall have the meaning set forth in Section 10.1.1.
     1.53 “Insolvency Event” shall have the meaning set forth in Section 20.2.2.
     1.54 “IND” shall mean an Investigational New Drug application, as defined in the U.S. Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or comparable filing in a foreign jurisdiction, in each case, with respect to a Product for use within the Field.
     1.55 “JAMS” shall have the meaning set forth in Section 21.1.
     1.56 “Joint Intellectual Property” shall have the meaning set forth in Section 17.2.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.57 “Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 3.1.
     1.58 “Licensed Technology” shall mean the Licensed Patents and Licensed Technical Information.
     1.59 “Licensed Patents” shall mean all patents and all reissues, renewals, re-examinations, and extensions thereof, and patent applications therefor, and any divisions, continuations, in whole or in part, thereof, which claim or otherwise cover the composition, manufacture, sale or use of a Compound(s) or a Product(s), that are owned or acquired by MG or its Affiliates, or that cover inventions made by or under authority of MG or its Affiliates, prior to or during the term of this Agreement, including those patents and applications listed on Exhibit 1.59. It is understood and agreed that for purposes of this Agreement, “acquired” when applied to patents, information, data, materials or other intellectual property shall include such items that are in-licensed, of or within the scope of the relevant licenses, rights or obligations herein, including, without limitation, the Taiho Blocking Patents (as that term is defined in the Taiho Agreement), Non-Cancer Partner Blocking Patents and any similar blocking patents licensed to MG pursuant to an agreement with an Additional Partner.
     1.60 “Licensed Technical Information” shall mean all material confidential information and tangible materials related to the development, manufacture, sale or use of a Compound or a Product, including, but not limited to: pharmaceutical, chemical, biological and biochemical compositions; and technical data and information; available descriptions, if any, of assays, methods and processes; the results of tests, including without limitation screening results, SAR data, optimization data, in vitro and in vivo data; preclinical, clinical and research, manufacturing processes and procedures; analytical and quality control data; and plans, specifications and/or other documents containing said information and data; in each case which are owned or acquired by MG prior to the Effective Date or discovered, developed or acquired by or under authority of MG or its Affiliates during the term of this Agreement. Notwithstanding the foregoing, Licensed Technical Information shall not include confidential information or tangible materials generated by a Non-Cancer Partner or MG in collaboration with a Non-Cancer Partner (in each case, other than those items set forth in part 1.121B of Exhibit 1.121), unless such confidential information or tangible materials is permitted by the Non-Cancer Partner to be provided to an Additional Partner and is not specific to indications outside the Field. As used in this Section 1.60 and in Sections 1.64, 1.108 and 1.121 below, information, data or materials shall be deemed generated by MG “in collaboration” with a Non-Cancer Partner only if such information, data or materials is generated in the course of Research directly solely to indications outside the Field that: (a) is conducted pursuant to an agreement with such Non-Cancer Partner in compliance with this Agreement; (b) is funded initially at least [***] percent ([***]%) by such Non-Cancer Partner and continues to be funded in whole or in part by such Non-Cancer Partner over the entire course of such Research; and (c) is not conducted by MG personnel who are involved in Research that is not directed solely to indications outside the Field.
     1.61 “Litigation Agreement” shall have the meaning set forth in Section 17.6.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.62 “MAA” shall mean a marketing authorization application filed with the EMEA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country of the Territory in Europe with respect to the mutual recognition or any other national approval procedure.
     1.63 “Major Country” shall mean the United States of America, Canada, Australia, France, Germany, Italy, Spain and the United Kingdom.
     1.64 “Manufacturing Data” shall mean all material information and data relating to or used in connection with the manufacturing of Compounds and/or Products by MG, Pharmion, Additional Partners, their Affiliates, or others working under authority of such entities, including without limitation, such information and data as generated or used during process development, stability studies, formulation development, scale-up of manufacturing, production of preclinical and clinical product batches, validation studies, development of quality assurance/quality control testing, and related regulatory affairs; and all information and data contained in the DMF or in the CMC section of an IND or NDA (or their counterparts in other countries) with respect to Compounds and/or Products. Without limiting the foregoing, Manufacturing Data shall include information and data described in Exhibit 1.64. Notwithstanding the foregoing, to the extent MG, Pharmion, Additional Partners or their Affiliates do not have rights to such know-how, the term “Manufacturing Data” shall exclude any proprietary manufacturing know-how described in a DMF that was disclosed by a contract manufacturer of MG, Pharmion, Additional Partners or their Affiliates directly to the Regulatory Authority (and not to MG, Pharmion, Additional Partners or their Affiliates), which know-how had been independently developed by such contract manufacturer outside of its relationship with MG, Pharmion, Additional Partners or their Affiliates; provided that in the case of a contract manufacturer of MG, MG ensures that, upon the request of Pharmion, such contract manufacturer shall file with Regulatory Authorities in the Territory a similar DMF containing such know-how in support of Pharmion’s regulatory filings. In addition, notwithstanding the foregoing, Manufacturing Data shall not include information or data generated by a Non-Cancer Partner or MG in collaboration with a Non-Cancer Partner, unless the same is provided to an Additional Partner and is not specific to indications outside the Field.
     1.65 “Marketing Approval” shall mean all approvals, registrations or authorizations of any governmental entity that are necessary for the manufacturing, use, storage, import, transport and sale of a Compound or Product in a regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Product to be reimbursed by national health insurance, Marketing Approval shall not be deemed to occur until such pricing or reimbursement approval is obtained; provided, that Marketing Approval shall be deemed to have occurred in such country where government approval of pricing has not been obtained if, at any time, the party undertakes a full commercial launch of such Product in the country without obtaining pricing approval.
     1.66 “Marketing Party” shall mean the Party designated under this Agreement as having specific responsibilities for marketing, sales and distribution of a Product within a particular country, as set forth in Section 5.4.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.67 “Material Non-Performance” shall have the meaning set forth in Section 20.2.2.
     1.68 “MG” shall have the meaning set forth in the Preamble.
     1.69 “MG Blocking Patents” shall have the meaning set forth in Section 5.3.7(a).
     1.70 “MG Compound Registry” shall mean the comprehensive registry of Compounds maintained by or on behalf of MG, which comprehensive registry includes (i) all Compounds, (ii) the chemical structure of each Compound, (iii) a unique identifying number for each Compound, (iv) the Compound Registration Date for such Compound, (v) the potency of each Compound, as determined by MG, and (vi) such other information and Data as MG may determine to include in the MG Compound Registry from time to time, in each case in a format suitable to reasonably enable Pharmion to access and use Compounds as contemplated by this Agreement.
     1.71 “MG Indemnitees” shall have the meaning set forth in Section 19.2.
     1.72 “[***]Programs” shall mean an [***] research and development program directed solely to the discovery and/or characterization of HDAC Inhibitors having therapeutic utility in particular disease areas outside the Field and with respect to which [***] is devoting [***] resources or causing resources to be devoted but excluding Non-Cancer Partners.
     1.73 “MG Opt-out Right” shall have the meaning set forth in Section 8.6.
     1.74 “[***] Reserve Compounds” shall mean a list of up to [***] individual Compounds designated by [***] as potential development candidates which [***] desires to reserve in the Territory in the fields of [***] Programs in accordance with Section 5.3.3(b) below. The [***] Reserve Compounds as of the Effective Date are identified on Exhibit 18.2.4.
     1.75 “[***] Selected Compounds” shall mean (i) those individual Compounds selected by [***] under Section 5.3.3(d), (ii) those Compounds that are [***] Selected Compounds in accordance with Section 5.3.3(c) below, and (iii) [***] Reserve Compounds selected in accordance with Section 5.3.3(b) below, in each case subject to Section 5.3.4. With respect to each such Compound, the [***] Selected Compound shall also include the prodrugs, metabolites, salts, esters, hydrates, solvates, free base, polymorphs, isomers thereof, conjugated forms and/or liposomal or other formulations thereof and other compositions consisting of such Compound non-covalently bonded with other moieties, which together shall be deemed a single [***] Selected Compound (and a single [***] Reserve Compound) for purposes of Sections 5.3.3(b)(iii), 5.3.3(c) and 5.3.3(d) below.
     1.76 “Milestone Events” shall have the meaning set forth in Section 10.1.2.
     1.77 “NDA” shall mean a New Drug Application pursuant to Section 505 of the United States Federal Food, Drug and Cosmetic Act (21 U.S.C. Section 355) and the regulations promulgated thereunder related to a Product submitted to the FDA or any successor application
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or procedure or any foreign counterpart of a U.S. New Drug Application for approval to market (such as a MAA for EMEA), including, where applicable, applications for pricing and reimbursement approval, and all supplements and amendments thereto.
     1.78 “Net Profits and Losses” shall mean, as to any period for which there is a determination thereof, Net Revenues less Commercialization Costs; provided that in no event shall any amounts deducted from gross sales for the purpose of calculating the Net Sales component of Net Revenues also be counted toward the amount of Commercialization Costs. To the extent Net Revenues exceeds Commercialization Costs for the relevant period, such amount of difference shall be deemed “Net Profits,” and to the extent Commercialization Costs exceeds Net Revenues for the relevant period, such amount of difference shall be deemed “Net Losses.”
     1.79 “Net Revenues” shall mean the sum of (a) Net Sales received with respect to a Product sold in North America plus, if any, (b) the fair market value of any consideration other than the proceeds of Net Sales (whether in cash, payment in kind, exchange or other form) actually received by a Party or its Affiliates from Third Parties with respect to transactions involving the research, development or commercialization of a Product or exploitation of Licensed Technology in North America, to the extent such consideration is fairly and reasonably attributable to such Product, or Licensed Technology.
     1.80 “Net Sales” shall mean the gross invoice price for Product sold by either of the Parties, or both, their Sublicensees or their Affiliates to a Distributor or a non-Affiliate Third Party customer less the reasonable and customary accrual-basis deductions from such gross amounts for: (i) normal and customary trade, cash and other discounts, allowances and credits actually allowed and taken directly with respect to sales of Product; (ii) credits or allowances actually granted for damaged goods, returns or rejections of Product; (iii) sales taxes or similar taxes (including duties or other governmental charges levied on, absorbed or otherwise imposed directly on the sales of Product, including, without limitation, value added taxes or other governmental charges otherwise measured by the billing amount) which are included in billing amount, and excluding any taxes imposed on or measured by the net income or profits of the selling party; (iv) charge back payments and rebates granted to trade customers, including, but not limited to, wholesalers and government or private insurers; (v) packaging, handling fees, freight, insurance and the like, and (vi) actual uncollectible accounts. For purposes of determined Net Sales in order to calculate the Non-Cancer Royalties owed to Non-Cancer Partners pursuant to Section 11.7.2, amounts deducted under subsection (v) shall not exceed [***]% of Net Sales and amounts deducted under subsection (vi) shall not exceed [***]% of Net Sales. Such amounts shall be determined from the books and records of a Party, its Affiliates and their Sublicensees maintained in accordance with GAAP consistently applied, and such amounts shall be calculated using the same accounting principles used for other products of the Party. Sales between or among a Party, its Affiliates and Sublicensees shall be excluded from the computation of Net Sales if such Affiliates or Sublicensees are not end-users, but Net Sales shall include the subsequent final sales to non-Affiliate Third Parties by any such Affiliates or Sublicensees. Where (a) Product is sold by a Party, its Affiliates or Sublicensees other than in an arms-length sale or as one of a number of items without a separate invoiced price; or (b) consideration for Product shall include any non-cash element, the Net Sales applicable to any such transaction
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be deemed to be the Party’s average Net Sales for the applicable quantity of the Product at that time; provided, however, Net Sales shall not include Product sold or used for development of the Product hereunder (including for clinical trials) or as samples (provided the cost of such samples does not exceed [***]% of Net Sales). For purposes of determined Net Sales in order to calculate the Non-Cancer Royalties owed to Non-Cancer Partners pursuant to Section 11.7.2, amounts deducted in respect of the preceding sentence shall not exceed [***]% of Net Sales.
     1.81 “Non-Cancer Compound” shall have the meaning set forth in Section 11.7.2.
     1.82 “Non-Cancer HDAC Research” shall mean Research conducted by or under authority of MG that is directed only to applications outside the Field and for which MG shall not grant a Third Party rights to commercialize resulting compounds for applications in the Field.
     1.83 “Non-Cancer Partner” shall mean a non-Affiliate Third Party who (i) is or will be granted by MG, directly or indirectly, a right to develop, market and/or commercialize Compounds and/or Products outside the Field, (ii) is not and will not be granted by MG, directly or indirectly, any rights with respect to Compounds or Products in the Field anywhere in the world, and (iii) who is not an Opt-out Non-Cancer Partner. A Non-Cancer Partner and all of its Affiliates shall be deemed a single Non-Cancer Partner.
     1.84 “Non-Cancer Partner Agreement” shall mean any written agreement or arrangement between MG or its Affiliates and a Non-Cancer Partner that governs a Non-Cancer Research Program or the manufacture or commercialization of HDAC Inhibitors and resulting products for the treatment or prevention of diseases outside of the Field.
     1.85 “Non-Cancer Partner Blocking Patents” shall mean all patents owned and controlled by a Non-Cancer Partner which are necessarily infringed by the composition, manufacture, sale, use or importation of Compounds.
     1.86 “Non-Cancer Research Program” shall mean activities directed to the research, discovery, characterization, optimization, in vitro testing, in vivo evaluation, preclinical and/or clinical development of HDAC Inhibitors other than for the treatment or prevention of diseases within the Field, which activities are conducted by or on behalf of a Non-Cancer Partner or its Affiliates pursuant to any written agreement or arrangement with MG or its Affiliates.
     1.87 “Non-Cancer Reserve Compounds” shall mean a list of up to ten (10) individual Compounds designated by a Non-Cancer Partner as potential development candidates which such Non-Cancer Partner desires to reserve in the Territory outside the Field in accordance with Section 5.3.2(b) below. The Non-Cancer Reserve Compounds as of the Effective Date are identified on Exhibit 18.2.4.
     1.88 “Non-Cancer Royalty” shall have the meaning set forth in Section 11.7.2.
     1.89 “Non-Cancer Selected Compounds” shall mean (i) those individual Compounds selected by Non-Cancer Partners under Section 5.3.2(d), (ii) those Compounds that are Non-Cancer Selected Compound in accordance with Section 5.3.2(c) below, and (iii) Non-Cancer
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Reserve Compounds selected in accordance with Section 5.3.2(b) below, in each case subject to Section 5.3.4 and provided that MG has obtained all rights and covenants as set forth in Section 8.3.1(b) from the respective Non-Cancer Partner. With respect to each such Compound, the Non-Cancer Selected Compound shall also include the prodrugs, metabolites, salts, esters, hydrates, solvates, free base, polymorphs, isomers thereof, conjugated forms and/or liposomal or other formulations thereof and other compositions consisting of such Compound non-covalently bonded with other moieties, which together shall be deemed a single Non-Cancer Selected Compound (and a single Non-Cancer Reserve Compound) for purposes of Sections 5.3.2(b)(iii), 5.3.2(c) and 5.3.2(d) below.
     1.90 “North America” shall mean the United States of America and Canada.
     1.91 “North American Development Costs” shall mean the Development Costs incurred in connection with development activities designed to support or obtain Marketing Approval for a Product and/or Compound anywhere in North America. For clarity, “North American Development Costs” shall not include Development Costs incurred in connection with development activities designed solely to support or obtain Marketing Approval for a Product and/or Compound outside North America.
     1.92 “Opt-out Non-Cancer Partner” shall have the meaning set forth in Section 8.3.4(a).
     1.93 “Opt-out Non-Cancer Partner Blocking Patents” shall have the meaning set forth in Section 8.3.4(d)(ii).
     1.94 “Opt-out Non-Cancer Reserve HDAC Inhibitor” shall mean a list of up to [ *** ] individual compounds designated by a Opt-out Non-Cancer Partner as potential development candidates which such Opt-out Non-Cancer Partner desires to reserve in the Territory outside the Field in accordance with Section 5.3.7(b) below. It is understood that an Opt-out Non-Cancer Partner and all of its Affiliates shall be deemed a single Opt-out Non-Cancer Partner (for example, for purposes of Section 5.3.7(b)(iii)). The Opt-out Non-Cancer Reserved HDAC Inhibitors as of the Effective Date are identified on Exhibit 18.2.4.
     1.95 “Opt-out Non-Cancer Selected HDAC Inhibitor” shall mean (i) those compounds that are Opt-out Non-Cancer Selected HDAC Inhibitors in accordance with Section 5.3.7(c) below, and (ii) Opt-out Non-Cancer Reserve HDAC Inhibitors selected in accordance with Section 5.3.7(b) below, in each case subject to Section 5.3.4 and provided that MG has obtained all rights and covenants as set forth in Section 8.3.4 from the respective Opt-out Non-Cancer Partner. With respect to each such compound, the Opt-out Non-Cancer Selected HDAC Inhibitor shall also include the prodrugs, metabolites, salts, esters, hydrates, solvates, free base, polymorphs, isomers thereof, conjugated forms and/or liposomal or other formulations thereof and other compositions consisting of such compound non-covalently bonded with other moieties, which together shall be deemed a single Opt-out Non-Cancer Selected HDAC Inhibitor (and a single Opt-out Non-Cancer Reserve HDAC Inhibitor) for purposes of Sections 5.3.7(b)(iii) and 5.3.7(c) below.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.96 “Patent Counsel” shall mean a Third Party patent attorney retained by MG and reasonably acceptable to Pharmion.
     1.97 “Party” or “Parties” shall have the meaning set forth in the Preamble.
     1.98 “Pharmion” shall have the meaning set forth in the Preamble.
     1.99 “Pharmion Blocking Patents” shall have the meaning set forth in Section 8.5.
     1.100 “Pharmion Indemnitees” shall have the meaning set forth in Section 19.3.
     1.101 “Pharmion Patent Rights” shall have the meaning set forth in Section 17.1.
     1.102 “Pharmion Research Funds” shall have the meaning set forth in Section 9.1.
     1.103 “Pharmion Reserve Compounds” shall mean a list of up to [ *** ] individual Compounds designated by Pharmion as potential development candidates which Pharmion desires to reserve in the Territory for the Field in accordance with Section 5.3.1(a).
     1.104 “Phase I” shall mean human clinical trials, the principal purpose of which is preliminary determination of safety in healthy individuals or patients (for example, as described in 21 C.F.R. §312.21(a), or similar clinical study in a country other than the United States).
     1.105 “Phase II” shall mean a study of a Product in human patients designed to determine initial efficacy and dose range finding that satisfies the requirements of 21 C.F.R. § 312.21(b), or similar clinical study in a country other than the United States.
     1.106 “Phase III” shall mean a study of a Product in human patients designed to determine efficacy and safety of a Product for the purpose of preparing and submitting applications for Marketing Approval to the competent Regulatory Authority in a country of the world, and that satisfies the requirements of 21 C.F.R. § 312.21(c), or similar clinical study in a country other than the United States.
     1.107 “Phase IV” shall mean a study of a Product in human patients conducted in a particular jurisdiction after the Product has received Marketing Approval and has been Commercialized in that jurisdiction, the principal purpose of which is to continue testing the Product to collect information about its safety or efficacy in broader or various populations, long-term safety and side effects associated with long-term use, and its use in additional indications other than for which Marketing Approval was previously granted.
     1.108 “Preclinical and Clinical Data” shall mean all filings and supporting documents submitted or to be submitted to a Regulatory Authority in a Major Country, relating to the Compound(s) or Product(s), and all data contained therein, including, without limitation, any INDs, NDAs and their counterparts in other countries, investigator’s brochures, correspondence to and from such Regulatory Authorities, minutes from teleconferences with Regulatory Authorities, registrations and licenses, regulatory drug lists, advertising and promotion
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

documents shared with Regulatory Authorities, adverse event files and complaint files. In addition, Preclinical and Clinical Data shall include all investigator reports (both preliminary and final), statistical analysis, expert opinions and reports, safety and other electronic databases and all other material documentation and information related to Preclinical Development or clinical development of a Compound or a Product. Without limiting the foregoing, Preclinical and Clinical Data shall include all items described in Exhibit 1.108 that are generated from the Contracted Research Work. Notwithstanding the foregoing, Preclinical and Clinical Data shall not include filings, supporting documents, data, reports, analysis, databases or other documentation or information generated by a Non-Cancer Partner or MG in collaboration with a Non-Cancer Partner, unless the same is permitted by the Non-Cancer Partner to be provided to an Additional Partner and is not specific to indications outside the Field.
     1.109 “Preclinical Development” shall mean those preclinical studies with respect to the Compounds and/or Products that are specifically required for an IND, including without limitation ADME and GLP toxicology studies, pharmacology or studies required for the CMC section of an IND or an NDA. It is understood that “preclinical” testing will continue after the filing of an IND in support of the clinical development of a Compound or Product, including ongoing toxicology, metabolic, PK and other non-clinical testing of such Compound or Product, and that “Preclinical Development” as used herein shall include such ongoing non-clinical testing.
     1.110 “Preclinical Studies” shall mean those certain Preclinical Development studies in the Field, set forth in the Development Plans established in accordance with Article 4 below.
     1.111 “Product(s)” shall mean product(s), in any formulation, containing a Compound(s) as an active ingredient(s).
     1.112 “Product Promotional Materials” shall mean all sales representative training materials and all written, printed, graphic, electronic, audio or video matter related to the marketing or promotion of a Product, including, but not limited to, journal advertisements, sales visual aids, direct mail, direct-to-consumer advertising, Internet postings, broadcast advertisements, and sales reminder aids (e.g., scratch pads, pens and other such items) intended for use or used by or for a Party in connection with such marketing or promotion.
     1.113 “Programs” shall mean, collectively, Research conducted pursuant to the Research Plan and Development conducted pursuant to the Development Plan.
     1.114 “Prosecution” shall mean the preparing, filing, prosecuting and maintenance of patent applications and patents and re-examinations, reissues and requests for patent term extensions therefor, together with the conduct of any interference, opposition or other similar proceeding pertaining to patent applications or patents.
     1.115 “Register” or “Registration” shall mean entering a compound into the MG Compound Registry together with (i) a unique identifying number for such compound, (ii) the chemical structure of such compound, and (iii) the Compound Registration Date for such compound, in each case in a format suitable to reasonably enable Pharmion to access and use
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Compounds, their chemical structures and any related Data included in the MG Compound Registry, as contemplated by this Agreement.
     1.116 “Registrational Trial” shall mean one or more controlled, multi-center clinical trials in human patients, whether a Phase II trial or a Phase III trial, that is designed in consultation with the JSC to obtain sufficient efficacy and safety data to support Marketing Approval and labeling of the Product by the competent Regulatory Authority in any country of the Territory.
     1.117 “Regulatory Authority” shall mean any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMEA), or other governmental entity in any jurisdiction of the world involved in the granting of Marketing Approval for pharmaceutical products.
     1.118 “Rejection” or “Rejected” shall have the meaning set forth in Section 5.3.4(c).
     1.119 “Reporting Period” shall have the meaning set forth in Section 9.6(a).
     1.120 “Research” shall mean activities directed to the research, discovery, characterization, optimization, in vitro testing and/or in vivo evaluation of HDAC Inhibitors, conducted by or under authority of MG.
     1.121 “Research Data” shall mean all material screening results, SAR data, optimization information, in vitro and in vivo data, compositions, samples and other information generated in the course of research conducted by or under authority of MG or Pharmion with respect to Compounds and/or Products, including without limitation all information and data described in part 1.121A of Exhibit 1.121. In case of data that is generated by an entity with rights with respect to Compounds and/or Products both in and outside of the Field, Research Data shall mean the foregoing, but only to the extent it is not specific to non-cancer indications. With respect to such data generated by Non-Cancer Partners or MG in collaboration with a Non-Cancer Partner, Research Data shall mean only the items set forth in part 1.121B of Exhibit 1.121, unless such data is provided to an Additional Partner and is not specific to indications outside Field.
     1.122 “Research Plan” shall mean the plan and budget for Research, as described in Article 4 below.
     1.123 “Research Term” shall mean the period beginning forty five (45) days following the Effective Date and, unless earlier terminated in accordance with Article 20, terminating one (1) year thereafter, unless extended by the Parties in writing upon mutual agreement.
     1.124 “Resolution” shall have the meaning set forth in Section 20.2.2(a).
     1.125 “Royalty Term” shall mean, with respect to a particular Product in a country (on a Product-by-Product and country-by-country basis), the period commencing on the Effective Date and continuing until the later of (a) expiration or abandonment of the last Valid Claim within the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Licensed Patents covering such Product in the particular country, or (b) [ *** ] years after the first commercial sale in such country of the first Product.
     1.126 “Selected Compounds” shall mean the Initial Clinical Candidate and (i) those other individual Compounds selected as a Selected Compound by the JSC under Section 5.2, (ii) those Compounds that are Selected Compounds under Section 5.3.1(b), (iii) Compounds for which an Additional Partner or Third Party has rights to develop, market or commercialize as described in Section 5.3.5, and (iv) all Pharmion Reserve Compounds in compliance with Section 5.3.1(a) below. With respect to each such Compound, the Selected Compound shall include prodrugs, metabolites, salts, esters, hydrates, solvates, free base, polymorphs, isomers thereof, conjugated forms and/or liposomal or other formulations thereof and other compositions consisting of such Compound non-covalently bonded with other moieties, which together shall be deemed a single Selected Compound (and a single Pharmion Reserve Compound) for purposes of Sections 5.2, 5.3.1(a)(ii) and 5.3.1(b) below.
     1.127 “Senior Representatives” shall have the meaning set forth in Section 20.2.2(a).
     1.128 “Share of Net Profits and Losses” shall have the meaning set forth in Section 9.7.1.
     1.129 “Small Molecule” shall mean a compound with a molecular weight no greater than 1,500 daltons.
     1.130 “Subject Infringements” shall have the meaning set forth in Section 17.6.
     1.131 “Sublicensee” shall mean, when permitted under this Agreement, a non-Affiliate Third Party other than a Distributor to whom Pharmion has granted (i) a sublicense to sell and offer for sale a Product made in accordance with this Agreement, provided that such Third Party has primary responsibility for the marketing and promotion of such Product in its distribution territory and has the right to record sales of such Product for its account or (ii) the right to make and sell a Product, with respect to Products made and sold by such Third Party, within the scope of the license hereunder. In addition, for purposes of this Agreement, Pharmion and MG shall not be deemed Sublicensees of the other, nor shall either Party be deemed to be acting “under authority” of the other Party.
     1.132 “Taiho” shall mean Taiho Pharmaceutical Co., Ltd. and its successors and permitted assigns.
     1.133 “Taiho Agreement” shall mean the Collaboration and License Agreement dated as of October 16, 2003 between MG and Taiho, as amended on December 15, 2004.
     1.134 “Taiho Initiated Studies” shall mean those clinical studies initiated under the Taiho Agreement prior to the Effective Date, as identified in Exhibit 1.134.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.135 “Taiho Territory” shall mean the territory set forth in the Taiho Agreement (i.e. Japan, South Korea (or both South Korea and North Korea if united), Taiwan and the People’s Republic of China).
     1.136 “Target Claims” shall have the meaning set forth in Section 8.3.3(b).
     1.137 “Territory” shall mean the United States of America, Canada, member states of the European Union as of the Effective Date (i.e. Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, the Netherlands, the United Kingdom), Norway, Switzerland, Bulgaria, Romania, Singapore, Malaysia, Philippines, Indonesia, South Africa, countries of the Middle East (i.e. Bahrain, Cyprus, Dubai, Egypt, Turkey, Iran (Persia), Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Syria, the United Arab Emirates, Yemen, the West Bank and the Gaza Strip), Australia, New Zealand and Thailand and specifically excludes the Taiho Territory.
     1.138 “Third Party” shall mean any individual, limited liability company, corporation, partnership, trust, unincorporated organization, association or other entity, but excluding MG or Pharmion and their respective Affiliates.
     1.139 “Third Party IP” shall have the meaning set forth in Section 11.3.1.
     1.140 “Valid Claim” shall mean (a) a claim of an issued and unexpired patent, which has not been held unenforceable, unpatentable or invalid by an unappealed or unappealable decision of a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) a claim in a pending patent application being prosecuted in good faith that has not been abandoned or finally rejected and which has been pending for less than seven (7) years after the earliest priority date to which it is entitled. In the event subsequent to such seven (7) year period, such pending claim is issued as a claim of an issued and un-expired patent included within (a) above, such claim shall be reinstated thereafter as a “Valid Claim” in accordance with clause (a) above.
     1.141 “Vidaza” shall mean Pharmion’s proprietary pharmaceutical product known generically as azacitidine, and commercialized by Pharmion in the United States under the trademark “VIDAZA®” as of the Effective Date.
     1.142 “Withholding Party” shall have the meaning set forth in Section 9.7.2(d).
     1.143 “$” or “US$” shall mean U.S. Dollars.
ARTICLE 2
COLLABORATION
     2.1 Scope of Collaboration. Subject to the terms and conditions of this Agreement, the Parties shall collaborate: (a) to develop and commercialize the Initial Clinical Candidate in the Field in the Territory, (b) to conduct Research to identify, characterize and discover other
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Compounds useful in the Field, and (c) to develop and commercialize Compounds in the Field in the Territory.
     2.2 Conduct of the Collaboration. Subject to the terms and conditions of this Agreement, each Party shall use Commercially Reasonable and Diligent Efforts to conduct Research in accordance with the Research Plan, the Clinical Studies in accordance with the Development Plans and the Commercialization under the Commercialization Plans, in each case under the supervision of the JSC.
     2.3 MG Co-Promotion Right. Provided that MG has not exercised its MG Opt-out Right in respect of the Development of a Compound and/or Product, MG shall have the right (but not the obligation) to elect to Co-Promote such Compound and/or Product in North America with Pharmion under the terms of this Collaboration in lieu of receiving royalties from Pharmion in respect of North America under Section 11.2. Within thirty (30) days of the approval of the Commercialization Plan specified in Section 5.4.2, MG shall notify Pharmion in writing (i) of its decision, in its sole discretion, to elect to Co-Promote in North America in accordance with the terms of Section 5.5, and (ii) of its Co-Promotion Level as per Section 5.5.1. In the event MG fails to elect, or elects not, to Co-Promote a Compound and/or Product in accordance with the foregoing, the license set forth in Section 8.1.1 shall be, in respect of such Compound and/or Product, an exclusive right and license (even as to MG) under the Licensed Technology in favour of Pharmion in North America in the Field, with the right to grant and authorize sublicenses. In the event MG elects to Co-Promote in accordance with the foregoing, MG’s Co-Promotion shall nevertheless remain subject to MG’s Op-out Right as per the terms of Section 8.6.
     2.4 Participation. Subject to the MG Opt-out Right set forth in Section 8.6 below and notwithstanding anything herein to the contrary, the Parties shall jointly conduct and each play a significant role in the conduct of the Development of each Product in the Field in the Territory as described in the Development Plans. Provided that MG has elected to exercise its right to Co-Promote under Section 2.3, Pharmion shall conduct the Commercialization of each Product in the Field in the Territory other than North America, and the Parties shall jointly conduct and each play a significant role in the Commercialization of each Product in the Field in North America as described in the Commercialization Plans.
     2.5 Restrictive Covenants.
          2.5.1 Exclusive Relationship in the Territory. During the term of the Collaboration, neither Pharmion or its Affiliates nor MG or its Affiliates, shall, directly or indirectly, on its own or in collaboration with a Third Party, conduct research or development regarding, or engage in the manufacture, marketing, sale or distribution of, or otherwise exploit, any compound that directly inhibits the activity of HDAC enzymes or has therapeutic effect through the inhibition of HDAC enzymes (or a product containing the same) for use within the Field in the Territory, or grant any Third Parties the rights to do any of the foregoing, other than as part of the Collaboration or to an Additional Partner.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          2.5.2 Additional Undertakings. Neither Pharmion nor any of its Affiliates shall: (1) research, develop or commercialize, or authorize any Third Party to research, develop or commercialize, a Compound or any other HDAC Inhibitor (or a product containing the same) outside of the Field in the Territory; (2) develop or commercialize, or authorize any Third Party to develop or commercialize, a Compound or any other HDAC Inhibitor (or a product containing the same) in the Field outside the Territory or (3) research, develop or commercialize any Non-Cancer Selected Compounds, [***] Selected Compounds and Opt-out Non-Cancer Selected HDAC Inhibitor in the Territory for any purpose, either inside or outside the Field (other than internal research in the Field). The covenant in clause (1) of the preceding sentence shall expire [***] following the earlier to occur of (i) the expiration or other termination of the last Development Plan or (ii) earlier termination of this Agreement, or, as to a field of use governed by a Non-Cancer Partner Agreement, (a) such time as may be specifically provided for thereunder or (b) such time as the applicable Non-Cancer Partner is no longer required to, or fails to, comply with a similar covenant or covenants. The covenant in clause (2) of the preceding sentence shall terminate in respect of the Taiho Territory upon the termination of the Taiho Agreement.
          2.5.3 Research Activities Conducted by Pharmion. During the period from the Effective Date until the earlier of (i) [***] thereafter, (ii) the termination of this Agreement as a result of a Material Non-Performance by MG under Section 20.2.2 and (iii) the termination of this Agreement by MG under Section 20.2.1 or as a result of a Material Non-Performance by Pharmion under Section 20.2.2, neither Pharmion nor any of its Affiliates shall conduct any research in the Field specifically directed to compounds that directly inhibit the activity of HDAC enzymes or have therapeutic effect through the inhibition of HDAC enzymes, either within or outside the Territory, other than those to be conducted in connection with or in the exercise of rights granted under this Agreement, unless Pharmion agrees to treat compounds first identified as HDAC Inhibitors in the course of such research as Compounds under this Agreement.
     2.5.4 Change of Control. If [***] undergoes a Change of Control during the term of this Agreement, and [***] controls [***] or has an active research program specifically directed to [***], [***] shall, upon written notice to [***] within thirty (30) days of such Change of Control, either: (a) [***], [***], other than as provided in subsection 0 and in Section Error! Reference source not found.; or (b) [***], [***], [***] within [***] after the effective date of such Change of Control or (c) [***]. If [***] undergoes a Change of Control after termination of this Agreement, [***],[***],[***] other than as provided in subsection 0 and in Section Error! Reference source not found.
     2.5.5 Survival. In the event [***] elects to [***] upon a Change of Control as set forth in subsection Error! Reference source not found. above, (i) [***] and its Affiliates shall continue to be subject to [***] above until the termination of [***], and (ii) all of [***] obligations to pay its pro rata share of [***] under this Agreement that are incurred in connection with the budget set forth in the [***] in existence prior to the effective date of termination (and subject to all other applicable provisions of this Agreement) shall continue notwithstanding such termination throughout the period ending [***] following the Effective Date, to the extent [***] and such [***] in the Field that covers any portion of the Territory under which such [***] assumes an obligation to [***] that would be considered [***] hereunder; provided, however, that [***] obligations under this clause (ii) shall terminate at such time that [***][***].
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          2.5.6 Independent Combination Studies. Nothing in this Section 2.5 shall prevent Pharmion from: (a) entering into a standard investigator initiated studies agreement with independent investigators requesting to conduct investigations studying the combination of Vidaza with any compound that directly inhibits the activity of HDAC enzymes or have therapeutic effect through the inhibition of HDAC enzymes pursuant to which Pharmion provides quantities of Vidaza with or without charge (the “Investigator Studies”); provided that Pharmion is not contributing either personnel or financial support for the conduct of such studies and that such studies are conducted outside the Taiho Territory and in the Territory; (b) modifying the approved label for Vidaza to satisfy the requirements of any Regulatory Authority or to include data generated in any such Investigator Studies; or (c) continuing to satisfy its obligations under existing agreements as of the Effective Date with independent investigators who are conducting in the Territory investigations studying the combination of Vidaza with any compound that directly inhibits the activity of HDAC enzymes or have therapeutic effect through the inhibition of HDAC enzymes. Pharmion shall in each case use its best efforts to ensure that the name of Pharmion or its Affiliates is not mentioned or referred to in any publication by such independent investigators other than to acknowledge that Vidaza was supplied by Pharmion for such studies.
     2.6 Subcontracting. Neither MG nor Pharmion shall delegate or subcontract its performance of the Programs, except as approved by the JSC or as provided in the Research Plan or Development Plans. In addition, any financial commitments included in any agreements to be entered into by either Party with a Third Party to perform any portion of the Programs shall be approved by the JSC. Such agreements shall contain provisions as materially protective of each Party’s rights, including without limitation with respect to access to Data, ownership and licenses of intellectual property rights and protection of confidential information, as set forth in this Agreement.
ARTICLE 3
GOVERNANCE
     3.1 Joint Steering Committee. Within thirty (30) days after the Effective Date, MG and Pharmion shall establish a “Joint Steering Committee” or “JSC” in accordance with this Section 3.1 to provide oversight and management of the Collaboration, as further described in this Section 3.1.
          3.1.1 Membership. The JSC shall be comprised of an equal number of representatives from each of MG and Pharmion, selected by such Party. The minimum number of such representatives on the JSC shall be two (2) for each of MG and Pharmion, which may be
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

increase to such other number as the Parties may agree. Each of Pharmion and MG may replace its respective JSC representatives at any time, with prior written notice to the other Party. In addition, each Party may, at its discretion, invite employees, and, with the consent of the other Party, consultants or scientific advisors, to attend meetings of the JSC, or any committee thereof, as non-voting observers.
          3.1.2 Meetings. The JSC shall meet no less frequently than once each calendar quarter, or as otherwise agreed by the Parties, at mutually agreed locations alternating between Boulder, Colorado and Montreal, Québec, or if agreed, by phone, video conference, web-cast, or at such other locations as the Parties agree, and thereafter as the Parties agree. Each Party shall bear its own personnel, travel and lodging expenses relating to JSC meetings.
          3.1.3 Responsibilities. At its meetings, the JSC shall, consistent with the terms and conditions of this Agreement, (i) formulate and review the objectives of the Parties’ collaboration hereunder, (ii) monitor the progress of the Parties toward those objectives, (iii) review and approve the Programs pursuant to Article 4 of this Agreement, as well as all budgets relating thereto, (iv) undertake and/or approve such other matters as are specifically provided for the JSC under this Agreement, (v) amending the Programs or the Commercialization Plan, (vi) determining whether to continue Development with respect to any Product or Compound, and (vii) serve as a forum for communication between the Parties and to resolve issues as mutually agreed. Each Party agrees to keep the JSC informed as to the progress of its activities under the Programs. The JSC shall create, when advisable, subcommittees such as, for example, a joint research committee, a joint development committee, a joint commercialization committee and/or a joint manufacturing committee, comprised of representatives of each Party having qualifications and experience relevant to the subject matter to be overseen by each subcommittee. All such subcommittees shall report to the JSC and, in the event that such subcommittee is unable to reach a decision by consensus as to any matter considered, such matter shall be referred to the JSC for resolution.
          3.1.4 Decisions of the JSC. Decisions of the JSC shall be made by unanimous agreement of the members (with each Party’s JSC members collectively having one vote) present in person or by other means (e.g., teleconference) at any meeting; provided that at least one (1) representative of each Party is present at such meeting. It is understood that the decisions of the JSC, whether under this Section 3.1.4 or under any other section of this Agreement, shall not vary the terms of this Agreement. In the event that the JSC is unable to reach unanimous agreement on an issue as set forth in this Section 3.1.4, then such issue shall be referred to the Senior Representatives of MG and Pharmion who shall use good faith efforts to attempt to reach unanimous agreement on such issue within thirty (30) days of such referral. These individuals may obtain the advice of other employees or consultants as they deem necessary or advisable in order to make the decision. If the Senior Representatives are unable to reach agreement on any matter within such thirty (30) days, the Senior Representative of Pharmion shall have the final decision making authority on such matter, except with respect to any decision that would result in: (i) where MG has not then exercised its MG Opt-out Rights, approval of a budget in a Development Plan or a Commercialization Plan to be approved by the JSC that results in North American Development Costs exceeding the limits specified in Section 9.4.2, a material
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

modification of a budget in a Development Plan or a Commercialization Plan previously agreed upon by the Parties that results in Development Costs exceeding the limits specified in Section 9.4.2 unless, in each case, with respect to any activities that result in North American Development Costs incurred above those specified in the applicable budget, Pharmion agrees to bear all resulting Development Costs attributable to such activities; (ii) a breach or violation by MG of its obligations under the Taiho Agreement; (iii) a breach, violation or modification of the terms of this Agreement, including an alteration of any participation rights granted to MG under the terms of this Agreement, or (iv) a material modification to, or the interruption or the discontinuance of, the Taiho Initiated Studies.
          3.1.5 Effect of Opt-Out on JSC. In the event MG exercises the MG Opt-out Right set forth in Section 8.6 below, Pharmion shall review and determine, at its sole discretion, whether any or all subcommittees of the JSC should be disbanded (whether temporarily or permanently) or its or their responsibilities limited pursuant hereto, and the final decision making of the JSC shall henceforth rest with the Senior Representative of Pharmion. The foregoing shall not apply to the Global Development Committee.
     3.2 Global Development Committee. At such time as any Preclinical Development and clinical development is undertaken by or under authority of Pharmion or MG (including by an Additional Partner) anywhere in the world within the Field with respect to a Compound and/or Product, the Parties shall establish a joint committee among MG, Pharmion and any Additional Partner(s) to discuss and coordinate such development of such Compound and/or Product (the “Global Development Committee”). To the extent there are not Additional Partners, the function of the Global Development Committee set forth in this Section 3.2 shall be handled by the JSC. The primary role of such Global Development Committee shall be to provide a forum for communication between MG, Pharmion and any Additional Partner(s) with respect to activities related to the ongoing Preclinical Development and clinical development of Compounds and/or Products in the Field. Pharmion, MG and each Additional Partner having rights to such Compounds or Products shall each have at least two (2) representatives on such Global Development Committee. Each member of the Global Development Committee shall keep the other members fully informed in English (subject to Section 6.6) as to the ongoing Preclinical Development and clinical development of, and regulatory activities with respect to, such Compounds or Products in the Field. It is understood and agreed, however, that formal approval of such Global Development Committee shall not be required for any such activities. The Global Development Committee shall meet no less frequently than twice each calendar year, or as otherwise agreed by the Parties, until the termination or expiration of this Agreement and each of Pharmion, MG and any Additional Party shall give a full report in English (subject to Section 6.6) at each such meeting of activities relating to the particular Compounds and Products such Party or Additional Partner has rights to that is undergoing Preclinical Development or clinical development in the Field. Additional Partners will participate in such meeting only with respect to Compounds and/or Products for which they have rights. It is further understood that MG shall not be deemed in breach of this Section 3.2 in the event an Additional Partner fails to comply with this Section 3.2, provided that MG has obtained in its agreement with such Additional Partner the obligation to comply with this Section 3.2, and has used reasonable efforts to cause such Additional Partner to comply with such agreement.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 4
PROGRAMS
     4.1 Contents of the Plans. The Research Plan and the Development Plans shall specify the objectives and work plan activities of (i) the Research to be conducted during the Research Term or of (ii) the Development, respectively. The Parties will use good faith efforts to determine and agree upon the Research Plan within forty five (45) days after the Effective Date. In addition, the Parties agree to use all good faith and commercially reasonable efforts to create a definitive Development Plan for the Initial Clinical Candidate not later than sixty (60) days after the Effective Date that shall be based upon the outline of Development projects specified in a letter from MG to Pharmion on the Effective Date.
          4.1.1 Periodic Review. JSC shall review the Programs on a semi-annual basis, including the content of the Research Plan and the Development Plans, and may make any changes thereto as it deems necessary or appropriate, in accordance with Section 4.2 below.
          4.1.2 Participation. The Programs shall provide such reasonable detail as either Party may request. Without limiting the foregoing, with respect to clinical trials, the Development Plans shall include detailed budgets of Development Costs, CROs, schedules, trial sites, investigators, protocols, quality controls, manufacturing procedures and the like, as requested by either Party. It is understood and agreed that the JSC shall have the right to review, request changes to, participate in revisions of and finally approve the Research Plan and all Development Plans, subject to all applicable provisions of this Agreement.
     4.2 Approval of Plans by the JSC. The Research Plan and each Development Plan, including any changes thereto, must be reviewed and approved by the JSC before it becomes effective. Each such approval by the JSC shall render such plan effective for a period of twelve (12) months after such date of approval. The JSC may forecast plans for longer periods, but such approvals shall not render a plan effective for a period of more than twelve (12) months after the date of such approval, and the portions of each plan setting forth activities after its expiration shall be non-binding for either Party. Upon request by either Pharmion or MG, or both, the Development Plans shall include separate plans for each Compound or Product and each Clinical Study.
ARTICLE 5
STRUCTURE OF COLLABORATION
     5.1 Registration and Disclosure of Compounds.
          5.1.1 Compounds First Synthesized or Acquired Prior to the Effective Date. On or before the Effective Date, all Compounds first identified, synthesized, discovered, designed or acquired by or on behalf of (i) MG or its Affiliates, (ii) a Non-Cancer Partner or its Affiliates after it has entered into a Non-Cancer Partner Agreement with MG, or (iii) an Additional Partner or its Affiliates after it has entered into an agreement with MG, shall be Registered if so identified, synthesized, discovered, designed or acquired at least thirty (30) days prior to the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Effective Date in the MG Compound Registry together with their corresponding Compound Registration Dates. From and after the Effective Date, all Compounds first identified, synthesized, discovered, designed or acquired by or on behalf of (a) MG or its Affiliates, (b) a Non-Cancer Partner or its Affiliates after it has entered into a Non-Cancer Partner Agreement with MG, or (c) an Additional Partner or its Affiliates after it has entered into an agreement with MG, shall be Registered if so identified, synthesized, discovered, designed or acquired less than thirty (30) days prior to the Effective Date in the MG Compound Registry, together with their corresponding Compound Registration Date, within thirty (30) days of the date each such Compound was first identified, synthesized, discovered, designed or acquired (as the case may be).
          5.1.2 Compounds First Synthesized or Acquired After the Effective Date. With respect to any compound first identified, synthesized, discovered, designed or acquired after the Effective Date by or on behalf of (A) MG or its Affiliates pursuant to an MG Internal Program, (B) Pharmion or its Affiliates hereunder (including by MG or its Affiliates hereunder), as described in Section 2.5.3, (C) a Non-Cancer Partner or its Affiliates pursuant to a Non-Cancer Research Program (including by MG thereunder), or (D) an Additional Partner or its Affiliates pursuant to MG’s agreement with such Additional Partner (including by MG thereunder), such compound shall be Registered in the MG Compound Registry within thirty (30) days of the date such compound is first identified, synthesized, discovered, designed or acquired (as the case may be). Within thirty (30) days of the Compound Registration Date, such compound shall be screened by MG using the HDAC Assay to determine if such compound is an HDAC Inhibitor. Upon determination that any such compound is an HDAC Inhibitor, such compound shall be deemed a Compound hereunder, and shall be subject to the terms and conditions of this Agreement.
          5.1.3 Disclosure of Compounds; Limited Access Prior to the Compound Disclosure Date. Within ten (10) Business Days after the Effective Date, MG shall disclose to Pharmion the chemical structures and isoforms (to the extent that such isoforms are available as of the Effective Date and thereafter promptly after such isoforms become available) of all Compounds having a Compound Registration Date on or prior to the Effective Date. From and after the Effective Date, MG shall provide Pharmion with regular reports, disclosing to Pharmion the chemical structures and isoforms (to the extent such isoforms are available) for all Compounds having a Compound Disclosure Date on or prior to the date of the applicable report. Such reports shall be provided by MG at least once every thirty (30) days, or more often as reasonably requested by Pharmion. For clarity, neither MG for purposes of an MG Internal Program pursuant to Section 5.3.3, nor a Non-Cancer Partner for purposes of a Non-Cancer Research Program, shall have access to any Compounds of Pharmion or MG developed pursuant to this Agreement until the Compound Disclosure Date for such Compound. Similarly, Pharmion shall not have access under any Development Program to any Compounds of MG developed outside the scope of this Agreement (other than Compounds that are selected or reserved by any Additional Partners to which Pharmion shall have access pursuant to Section 5.3.5) or any Non-Cancer Partner until the corresponding Compound Disclosure Date for such Compound.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     5.2 Selection by the JSC. From time to time, either Party may suggest that the JSC consider a particular Compound to be further advanced into Clinical Studies. Upon approval of the JSC of such Compound for such Clinical Studies and the designation of such Compound as such by the JSC under the terms of Section 5.3.1, the Parties shall proceed to establish the appropriate Development Plan for such Compound.
     5.3 Selection of Compounds
          5.3.1 Designation by Pharmion.
               (a) Pharmion’s Designation of Reserve Compounds. Pharmion may designate a Compound as a Pharmion Reserve Compound at any time upon notice to MG, provided at the time of such notice: (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than under this Collaboration, one (1) year has elapsed since its Compound Registration Date; (ii) such Compound is not then a Non-Cancer Selected Compound, an Opt-out Non-Cancer Selected HDAC Inhibitor or an MG Selected Compound; and (iii) there are not then more than [***] Pharmion Reserve Compounds. In the event there are then-currently [***] Pharmion Reserve Compounds, then Pharmion shall not have the right to include any additional Compound(s) as Pharmion Reserve Compounds, until Pharmion has removed an equal number of Compounds from the list of Pharmion Reserve Compounds, chosen at Pharmion’s sole discretion. For the foregoing purpose, it is understood and agreed that Pharmion shall have the right to remove any Compound from the list of Pharmion Reserve Compounds at any time upon written notice to MG. In the event a Compound is so removed from the list of Pharmion Reserve Compounds, then such Compound shall thereafter cease to be a Selected Compound, unless re-designated in accordance with this Section 5.3.1(a), or such Compound becomes a Selected Compound in accordance with Section 5.3.1(c) or 5.3.5 below.
               (b) Elevation of Pharmion Reserve Compounds. Upon commencement of (i) Phase I clinical studies by or under authority of Pharmion with respect to a Compound(s) in the Field, and provided that (ii) such Compound(s) are Pharmion Reserve Compound(s) at the time of Pharmion’s notice to MG of such commencement under this Section 5.3.1(b), such Compound shall cease to be a Pharmion Reserve Compound but shall remain a Selected Compound hereunder (i.e., such Compound will no longer count against the maximum number of [***] Pharmion Reserve Compounds). Pharmion shall promptly notify MG of any Compounds for which Phase I clinical studies have been commenced by or under its authority.
               (c) Development Candidate Selection by the JSC. The JSC may designate a particular Compound at any time after the Effective Date to be a Selected Compound, provided that (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than under this Collaboration, one year has elapsed since its Compound Registration Date; and (ii) such Compound is not then-currently a Non-Cancer Selected Compound, an Opt-out Non-Cancer Selected HDAC Inhibitor or an MG Selected Compound. In the event the JSC has not begun Preclinical Development or Clinical Studies of such Compound in the Field within [***] after such selection, such Compound
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall thereafter cease to be Selected Compound (and cannot be reselected as Selected Compound under this Section 5.3.1(c) for at least a period of [***] thereafter) but such Compound may be immediately re-selected as or may remain a Selected Compound pursuant to Section 5.3.1(a) above.
               (d) Selected Compounds. For the sake of clarity, MG agrees that MG shall not grant any Non-Cancer Partner, Opt-out Non-Cancer Partner or MG itself, with respect to an MG Internal Program, any rights to select or reserve any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date pursuant to the activities conducted under this Agreement until one (1) year has elapsed since the Compound Registration Date of each such Compound.
          5.3.2 Rights of Non-Cancer Partners; Designation by Non-Cancer Partners.
               (a) Rights granted to Non-Cancer Partners. MG may grant each Non-Cancer Partner rights to develop, market and/or commercialize in the Territory outside the Field only a limited number of individual Compounds (and Products containing the same) which have been selected as Non-Cancer Selected Compounds in accordance with this Section 5.3.2.
                (b) Non-Cancer Partner’s Designation of Reserve Compounds. A Non-Cancer Partner may designate a Compound as a Non-Cancer Reserve Compound at any time upon notice to MG, provided at the time of such notice (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than under the collaboration with such Non-Cancer Partners, one (1) year has elapsed since its Compound Registration Date; (ii) such Compound is not then a Selected Compound, an Opt-out Non-Cancer Selected HDAC Inhibitor or an MG Selected Compound and (iii) there are not then more than [***] Non-Cancer Reserve Compounds for such Non-Cancer Partner. In the event the Non-Cancer Partner then-currently has [***] Non-Cancer Reserve Compounds, then such Non-Cancer Partner shall not have the right to include any additional Compound(s) as Non-Cancer Reserve Compounds, until such Non-Cancer Partner has removed an equal number of Compounds from its list of Non-Cancer Reserve Compounds, chosen at such Non-Cancer Partner’s sole discretion. For the foregoing purpose, it is understood and agreed that a Non-Cancer Partner shall have the right to remove any Compound from its list of Non-Cancer Reserve Compounds at any time upon written notice to MG. In the event a Compound is so removed from the list of Non-Cancer Reserve Compounds, then such Compound shall thereafter cease to be a Non-Cancer Selected Compound (unless re-designated in accordance with this Section 5.3.2(b)), and the Non-Cancer Partner shall have no further rights to develop, market and/or commercialize such Compounds in the Territory outside the Field.
               (c) Elevation of Non-Cancer Reserve Compounds. Upon commencement of (i) Phase I clinical studies by or under authority of a Non-Cancer Partner with respect to a Compound(s) outside the Field, and provided that (ii) such Compound(s) are Non-Cancer Reserve Compound(s) at the time of the Non-Cancer Partner’s notice to MG of such commencement under this Section 5.3.2(c) such Compound shall cease to be a Non-Cancer Reserve Compound but shall remain a Non-Cancer Selected Compound hereunder (i.e., such
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Compound will no longer count against the maximum number of [ ( )] Non-Cancer Reserve Compounds for such Non-Cancer Partner).
               (d) Development Candidate Selection by a Non-Cancer Partner. With respect to each Non-Cancer Partner, such Non-Cancer Partner may designate one (1) Compound at any time after the Effective Date (that is its development candidate outside the Field) to be a Non-Cancer Selected Compound, provided that (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than under the collaboration with such Non-Cancer Partners, one year has elapsed since its Compound Registration Date; and (ii) such Compound is not then-currently a Selected Compound, an Opt-out Non-Cancer Selected HDAC Inhibitor or an MG Selected Compound. In the event MG and such Non-Cancer Partner have not begun Preclinical Development or clinical trials of such Compound outside the Field within six (6) months after such selection, such Compound shall thereafter cease to be Non-Cancer Selected Compound (and cannot be reselected as Non-Cancer Selected Compound under this Section 5.3.2(d) for at least a period of six (6) months thereafter) but such Compound may be immediately re-selected as or may remain a Selected Compound pursuant to Section 5.3.2(b) above.
          5.3.3 Rights of [***]; Designation by [***].
                (a) Rights of [***]. [***] shall continue to have rights to develop, market and/or commercialize in the Territory outside the Field only a limited number of individual Compounds (and Products containing the same) which have been selected as [***] Selected Compounds in accordance with this Section 5.3.3 for [***] Programs.
                (b) [***]’s Designation of Reserve Compounds. [***] may designate a Compound as an [***] Reserve Compound at any time upon notice to Patent Counsel, provided at the time of such notice (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than pursuant to an [***] Program, one year has elapsed since its Compound Registration Date; (ii) such Compound is not then a Selected Compound, a Non-Cancer Selected Compound or an Opt-out Non-Cancer Selected HDAC Inhibitor, and (iii) there are not then more than [***] [***] Reserve Compounds for [***]. In the event [***] then-currently has [***] [***] Reserve Compounds, then [***] shall not have the right to include any additional Compound(s) as [***] Reserve Compounds, until [***] has removed an equal number of Compounds from its list of [***] Reserve Compounds, chosen at [***]’s sole discretion. For the foregoing purpose, it is understood and agreed that [***] shall have the right to remove any Compound from its list of [***] Reserve Compounds at any time upon written notice to Patent Counsel. In the event a Compound is so removed from the list of [***] Reserve Compounds, then such Compound shall thereafter cease to be an [***] Selected Compound (unless re-designated in accordance with this Section 5.3.3(b)), and [***] shall have no further rights to develop, market and/or commercialize such Compounds in the Territory as part of [***] Program outside the Field.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (c) Elevation of [***] Reserve Compounds. Upon commencement of (i) Phase I clinical studies by or under authority of [***] with respect to a Compound(s) outside the Field, and provided that (ii) such Compound(s) are [***] Reserve Compound(s) at the time of the [***]’s notice to Patent Counsel of such commencement under this Section 5.3.3(c) such Compound shall cease to be an [***] Reserve Compound but shall remain an [***] Selected Compound hereunder (i.e., such Compound will no longer count against the maximum number of [***] [***] Reserve Compounds for [***]).
                (d) Development Candidate Selection by [***]. [***] may designate one (1) Compound at any time (that is its development candidate outside the Field) to be an [***] Selected Compound, provided that (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than pursuant to an [***] Program, one year has elapsed since its Compound Registration Date; and (ii) such Compound is not then-currently a Selected Compound, a Non-Cancer Selected Compound or an Opt-out Non-Cancer Selected HDAC Inhibitor. In the event [***] has not begun Preclinical Development or clinical trials of such Compound outside the Field within six (6) months after such selection, such Compound shall thereafter cease to be an [***] Selected Compound (and cannot be reselected as an [***] Selected Compound under this Section 5.3.3(d) for at least a period of six (6) months thereafter) but such Compound may be immediately re-selected as or may remain a Selected Compound pursuant to Section 5.3.3(b) above.
          5.3.4 Coordination.
               (a) Designation by Non-Cancer Partner. A Non-Cancer Partner’s designation, or removal, of a Compound as a Non-Cancer Selected Compound or Non-Cancer Reserve Compound shall be effective only upon notice to [***] of such designation or removal.
               (b) Designation by [***]. [***]’s designation, or removal, of a Compound as an [***] Selected Compound or [***] Reserve Compound shall be effective only upon notice to the Patent Counsel of such designation or removal. [***] agrees that the Patent Counsel shall promptly provide Pharmion upon written request details of any determinations made by such Patent Counsel as authorized under the terms of this Agreement in respect of [***] Selected Compound or [***] Reserve Compound.
               (c) Designation by Pharmion. [***] shall have a period of ten (10) business days, after Pharmion’s written notice of designation of Pharmion Reserve Compound(s) under Section 5.3.1(a) above, to inform Pharmion of any reasons under this Agreement why such Compound cannot be a Pharmion Reserve Compound, including without limitation if such Compound is already a Non-Cancer Selected Compound, an Opt-out Non-Cancer Selected HDAC Inhibitor or an [***] Selected Compound prior to such notice (a “Rejection”). In the event [***] does not notify Pharmion in writing of a Rejection within such ten business (10) day period, or notifies Pharmion during such ten (10) business day period that such Compound has been accepted as a Pharmion Reserve Compound, then Pharmion’s designation of such Compound as a Pharmion Reserve Compound shall conclusively be deemed effective under Section 5.3.1(a) above. In the event a Compound is Rejected as a Pharmion Reserve Compound, then [***] agrees
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to promptly notify Pharmion if such Compound is thereafter removed from any list of Non-Cancer Selected Compounds, Opt-out Non-Cancer Selected HDAC Inhibitor or an [***] Selected Compound no later than [***] notifies any other third party of such removal.
               (d) Disclosure. [***] shall promptly disclose to Pharmion the structures of all [***] Selected Compounds and of all Non-Cancer Selected Compounds to the extent [***] has the right to do so under its agreement with the Non-Cancer Partner that designated such Non-Cancer Selected Compound. To the extent that [***] has the right to disclose structures of such Non-Cancer Selected Compounds to Pharmion, [***] may reciprocally disclose to such Non-Cancer Partner the structures of the Selected Compounds hereunder; but [***] shall not disclose the structures of Selected Compounds to a Non-Cancer Partner who does not permit [***] to disclose its Non-Cancer Selected Compounds to Pharmion.
               (e) After Commencement of Clinical Trials. Any provisions of this Agreement to the contrary notwithstanding, Pharmion, a Non-Cancer Partner or [***] shall have the right, upon written request to [***], or to Patent Counsel in the case of [***], to remove the chemical structure of any Selected Compound, Non-Cancer Selected Compound or [***] Selected Compound, respectively, from the [***] Compound Registry from and after the date of elevation of such Compound pursuant to Section 5.3.1(b) in the case of a Pharmion Reserve Compound, pursuant to Section 5.3.2(c) in the case of a Non-Cancer Reserve Compound and pursuant to Section 5.3.3(c) in the case of a [***] Reserve Compound; provided, that, if such Compound is no longer being pursued in any clinical study thereafter, the chemical structure of such Compound shall be promptly added to the [***] Compound Registry.
               (f) Designation by an Opt-out Non-Cancer Partner; Disclosure. An Opt-out Non-Cancer Partner’s designation, or removal, of a compound as an Opt-out Non-Cancer Partner Selected HDAC Inhibitor or Opt-out Non-Cancer Partner Reserve HDAC Inhibitor shall be effective only upon notice to [***] of such designation or removal. Except to the extent necessary to prevent a prohibited selection pursuant to the selection procedures set forth in Section 5.3.4(c) hereof, [***] shall not (i) disclose the identities of any Opt-out Non-Cancer Selected HDAC Inhibitor to Pharmion, Additional Partners or Non-Cancer Partners, or (ii) disclose the identities of any Selected Compounds, Non-Cancer Selected Compounds or [***] Selected Compounds to Opt-out Non-Cancer Partners.
          5.3.5 Selection by Additional Partners. At such time as [***] grants an Additional Partner rights to develop, market and/or commercialize any Compounds in the Field, such Compounds that are selected or reserved for development by such Additional Partner (including, without limitation, all Taiho Reserve Compounds, as such term is defined in the Taiho Agreement) shall thereafter be deemed Selected Compounds under this Agreement. [***] shall promptly notify Pharmion of any such Compounds. Compounds that are “selected or reserved for development” shall include any Compounds that are selected or reserved for development by the Additional Partner in a manner similar to this Section 5.3 (i.e., Compounds that cannot become Non-Cancer Selected Compounds, [***] Selected Compounds or Opt-out Non-Cancer Selected HDAC Inhibitors without such Additional Partner consent) and all Compounds for which the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Additional Partner has actually commenced Preclinical Development or Clinical Studies in the Field. [***] shall notify Pharmion of all Selected Compounds under this Section 5.3.5.
          5.3.6 No Obligation to Develop Reserve Compounds. It is understood that each of Pharmion, the Additional Partners, MG and the Non-Cancer Partners shall have no obligation to advance any Reserve Compounds into Preclinical Development or clinical development, but each may do so in its discretion in accordance with its respective licenses and rights.
          5.3.7 Rights of Opt-out Non-Cancer Partners; Designation by Opt-out Non-Cancer Partners.
               (a) Rights granted to Opt-out Non-Cancer Partners. It is understood that the designation mechanism described in this Section 5.3.7 is contemplated by the Parties only for the specific situation in which an Opt-out Non-Cancer Partner independently discovers a Small Molecule compound, which directly inhibits the activity of HDAC enzymes or has therapeutic effect through the inhibition of HDAC enzymes, that falls with in the definition of “Compound” hereunder. In such case, neither the Opt-out Non-Cancer Partners, nor Pharmion, Additional Partners and Non-Cancer Partners, desire to block the others via Opt-out Non-Cancer Patents Blocking Patents, Pharmion Blocking Patents or MG Blocking Patents, as the case may be, in the other’s development and/or commercialization of such Compounds in their respective fields consistent with this Agreement. For the avoidance of doubt, this Section 5.3.7, and the designation of Opt-out Non-Cancer Selected HDAC Inhibitors by the Opt-out Non-Cancer Partners, is not intended to limit the effect of Section 8.3.4(a)(iii), nor to grant or permit MG to grant Opt-out Non-Cancer Partners rights or licenses with respect to Compounds beyond those described below.
     MG may grant each Opt-out Non-Cancer Partner, rights with respect to Compounds limited to: a non-exclusive license under MG Blocking Patents to develop, market and/or commercialize in the Territory outside the Field the Opt-out Non-Cancer Selected HDAC Inhibitors that are Compounds. MG shall otherwise not grant any rights, nor provide any Data or Licensed Technical Information, to such Opt-out Non-Cancer Partners to develop, market and/or commercialize in the Territory outside the Field any Compounds. As used herein, “MG Blocking Patents” shall mean all patents owned and controlled by MG which are necessarily infringed by the composition, manufacture, sale or use of the Opt-out Non-Cancer Selected HDAC Inhibitors that are Compounds.
               (b) Opt-out Non-Cancer Partner’s Designation of Reserved HDAC Inhibitor. An Opt-out Non-Cancer Partner may designate a Small Molecule compound, which directly inhibits the activity of HDAC enzymes or has therapeutic effect through the inhibition of HDAC enzymes, as an Opt-out Non-Cancer Reserve HDAC Inhibitor at any time after the Effective Date upon notice to MG, provided at the time of such notice (i) as to any Compound that is identified, synthesized, discovered, designed or acquired after the Effective Date other than by Opt-out Non-Cancer Partner, one year has elapsed since its Compound Registration Date, (ii) such compound is not then a Selected Compound, an [***] Selected Compound or a Non-Cancer Selected Compound, and (iii) there are not then more than [***] Opt-out Non-Cancer
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Reserve HDAC Inhibitor for such Opt-out Non-Cancer Partner. In the event the Opt-out Non-Cancer Partner then-currently has [***] Opt-out Non-Cancer Reserve HDAC Inhibitors, then such Opt-out Non-Cancer Partner shall not have the right to include any additional compound(s) as Opt-out Non-Cancer Reserve HDAC Inhibitors, until such Opt-out Non-Cancer Partner has removed an equal number of compounds from its list of Opt-out Non-Cancer Reserve HDAC Inhibitors, chosen at such Opt-out Non-Cancer Partner’s sole discretion. For the foregoing purpose, it is understood and agreed that a Opt-out Non-Cancer Partner shall have the right to remove any compound from its list of Opt-out Non-Cancer Reserve HDAC Inhibitors at any time upon written notice to MG. In the event a compound is so removed from the list of Opt-out Non-Cancer Reserve HDAC Inhibitors, then such compound shall thereafter cease to be a Opt-out Non-Cancer Selected HDAC Inhibitor (unless re-designated in accordance with this Section 5.3.7(b)), and if such compound is a “Compound” hereunder, the Opt-out Non-Cancer Partner shall have no further rights to develop, market and/or commercialize such Compound in the Territory outside the Field.
               (c) Elevation of Opt-out Non-Cancer Reserve HDAC Inhibitors. Upon commencement of (i) Phase I clinical studies outside the Field by or under authority of a Opt-out Non-Cancer Partner with respect to a Small Molecule compound(s) that directly inhibits the activity of HDAC enzymes or has therapeutic effect through the inhibition of HDAC enzymes, and provided that (ii) such compound(s) are Opt-out Non-Cancer Reserve HDAC Inhibitor(s) at the time of the Non-Cancer Partner’s notice to MG of such commencement under this Section 5.3.7(c), such compound(s) shall cease to be a Opt-out Non-Cancer Reserved HDAC Inhibitor(s) but shall remain a Opt-out Non-Cancer Selected HDAC Inhibitor(s) hereunder (i.e., such compound will no longer count against the maximum number of [***] Opt-out Non-Cancer Reserve HDAC Inhibitors for such Opt-out Non-Cancer Partner).
     5.4 Commercialization.
          5.4.1 Plans. The commercialization of each Product shall be governed by a Commercialization Plan which shall describe the overall plan for commercializing such Product, including (a) a comprehensive marketing, sales, pricing, manufacturing, distribution and licensing strategy for such Product in all applicable countries, including the identification of any Third Parties engaged or to be engaged in connection with such activities and the arrangements with them that have been or are proposed to be agreed upon (including policies and procedures for adjustments, rebates, bundling and the like), (b) estimated launch date, market and sales forecasts, in numbers of patients and local currency, and competitive analysis for such Product for the overall Territory and for each country within the Territory, (c) a detailed budget for the Commercialization Costs to be incurred in connection with performing such Commercialization Plan, (d) an allocation of specific responsibilities of each of the Parties with respect to Commercialization objectives, including a specification of target market segments and Detailing requirements and strategy to be achieved during the calendar year to which the Commercialization Plan relates, (e) product positioning and promotional plans (including examples of planned Product Promotional Materials), (f) Phase IV clinical trial support, if applicable, (g) managed care contracting strategy, (h) conduct of Product-specific training programs for sales representatives, and (i) a detailed manufacturing plan.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          5.4.2 Commercialization Plans. No later than [***] following the earlier of (i) commencement of the first Phase III clinical trial and (ii) commencement of the first Registrational Trial, in each case, for a Product in any given country within the Territory, the Marketing Party shall develop and submit for approval an initial Commercialization Plan for such a Product in accordance with customary standards for a product of comparable market potential, taking into consideration factors such as market conditions, regulatory factors, competition and the costs and profits of such Product. Each Commercialization Plan including this initial Commercialization Plan shall be updated annually by the Marketing Party, and shall be submitted to the JSC for approval. Within thirty (30) days following the end of each calendar quarter after the approval of the initial Commercialization Plan, each of MG and Pharmion shall provide the other with a reasonably detailed written report describing the progress to date of all activities for which such Party was allocated responsibility during such quarter under the Commercialization Plan.
          5.4.3 Designation of Marketing Party. With respect to each Product, Pharmion shall be the Marketing Party for such Product in the Territory and, in addition to the other responsibilities specified elsewhere in this Agreement, shall be responsible for all day-to-day decisions regarding Commercialization of the Products in North America.
          5.4.4 Marketing Party Responsibilities. Provided that MG has elected to exercise its right to Co-Promote under Section 2.3, each Party Co-Promoting a Product in North America shall undertake Commercialization activities for each Product in its Territory in accordance with the applicable Commercialization Plan and shall use Commercially Reasonable and Diligent Efforts to do so. The Marketing Party shall have the sole responsibility for the following activities (and other associated activities) with respect to Products: (a) booking sales; (b) handling all aspects of order intake and processing, invoicing and collection, distribution, warehousing, inventory and receivables, and collection of data of sales to hospitals and other end users (i.e., market research data); (c) handling the logistics of all recalls, subject to the provisions of Section 5.5.6; (d) handling all returns; and (e) handling all other customer service related functions. The Parties shall be jointly responsible for the execution of the product promotion, marketing and sales activities reflected in the Commercialization Plan for North America.
          5.4.5 Trademarks. All trademarks (other than corporate names and logos) to be used for Products (each, a “Product Trademark”) will be selected by the JSC and shall be shall be registered by Pharmion, as owner of record, in the Territory other than Canada, and, provided that MG has elected to exercise its right to Co-Promote under Section 2.3, by MG, as owner of record, in Canada, and the Parties will, upon such registration, enter into a royalty-free cross licensing agreement for North America, which agreement shall continue until the earlier to occur of (i) the termination of this Agreement or (ii) the exercising by MG of the MG Opt-out Right under Section 8.6. The JSC shall discuss the Parties’ use of a Product Trademark with respect to the Co-Promotion of any Product in North America and may, from time to time, recommend additional marks, packaging designs and other trade dress to the Product Trademarks in connection with the foregoing; provided, however, that Pharmion shall have the sole right to make final determinations with respect to the use and manner of use of the Product Trademarks.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     5.5 Co-Promotion in North America. The provisions of this Section 5.5 shall apply only provided that MG has elected to exercise its right to Co-Promote under Section 2.3 and only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
          5.5.1 Co-Promotion Sales and Marketing Efforts. Each Party Co-Promoting a Product in North America shall have the right to deploy sales and marketing representatives in North America in proportion to its commitment set forth in this Section 5.5.1. The Marketing Party shall establish sales and marketing force deployment plans and high-level objectives and activity plans for sales and marketing representatives of each Party Co-Promoting a Product in North America consistent with the objectives set forth in the Commercialization Plan and designed to: (a) maximize penetration of the Products in North America; and (b) eliminate redundancies in the sales and marketing efforts in North America. Concurrently with the completion of the initial Commercialization Plan specified in Section 5.4.2, MG shall notify Pharmion of the level of Co-Promotion activities that it desires to assume under the Commercialization Plan to be expressed as a percentage of the total Details to be conducted for the Co-Promoted Products in North America and, as determined by the JSC, a percentage of the total efforts applied by all marketing personnel assigned to the promotion of the Co-Promoted Products in North America (the “Co-Promotion Level”); provided that, unless the Parties expressly agree otherwise in writing, such Co-Promotion Level may not be less than [***] percent ([***]%) or greater than [***] percent ([***]%). At the time of such election, MG shall have in place an internal business plan that supports MG’s reasonable expectation that it will be able to meet its financial commitments as and when due under the Commercialization Plan and will have internal capabilities to field a sales force sufficient to achieve the Co-Promotion Level on or prior to the anticipated launch date for the Co-Promoted Products. Thereafter MG may not modify its Co-Promotion Level unless it first provides Pharmion with [***] months prior written notice thereof.
          5.5.2 Party Name on Labeling and Promotional Materials. The Parties may only use Product Promotional Materials in North America that have been approved by the JSC (or a joint commercialization committee or other body to which the JSC has delegated such authority), which shall oversee the development of such Product Promotional Materials. For Co-Promoted Products, unless otherwise mutually agreed, the Parties will include on all package labels, labeling and inserts for such Products sold in North America the names and logos of both MG and Pharmion with equal prominence, to the extent permitted by the applicable Regulatory Authorities. With respect to Product Promotional Materials for Co-Promoted Products, to the extent such Product Promotional Materials identify or otherwise make reference to either of the Parties, MG and Pharmion shall both be presented and described with equal prominence and emphasis as having joined and participated in the development and joint commercialization of the Product, as permitted by the applicable laws and regulations of each country in which such Product Promotional Materials are to be presented.
          5.5.3 Sales Representative Training. Each Party Co-Promoting a Product in North America shall supervise and maintain such competent and qualified sales representatives as may be required to fulfill its Co-Promotion responsibilities and shall share relevant training materials with the other Party. The Parties agree that the costs incurred in recruiting, hiring and
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

commissioning its sales force and the costs of training such sales force (other than Product-specific training) shall be the responsibility of such Party and not be included in Commercialization Costs. MG’s sales force shall be comprised of full-time or part-time employees of MG, and may not include personnel provided by a contract sales organization. Each Party Co-Promoting a Product shall be solely responsible and liable for the activities of its own sales force when Co-Promoting a Product in North America.
          5.5.4 Co-Promotion Compliance Responsibilities. To the extent the Parties are Co-Promoting a Product in the United States, each Party shall in all material respects conform its practices and procedures relating to such Co-Promotion to the Federal Food Drug and Cosmetic Act (the “FD&C Act”), the Public Health Services Act (“PHS Act”), and other applicable laws (including state laws) and, with respect to sales under Medicare, Medicaid and related government programs, the Social Security Act, as each may be amended from time to time. Further, in its interactions with customers, each Co-Promoting Party shall pay due regard to the guidelines set forth in (a) the Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers (the “OIG Guidelines”), (b) the Pharmaceutical Research and Manufacturers of America (“PhRMA”) Code of Pharmaceutical Marketing Practices (the “PhRMA Code”) and (c) the American Medical Association (“AMA”) Guidelines on Gifts to Physicians from Industry (the “AMA Guidelines”), as the same may be amended from time to time. Further, each Co-Promoting Party shall promptly notify and provide the other Party with a copy of any material correspondence or other reports with respect to the Co-Promotion of a Product submitted to or received from the FDA, PhRMA or the AMA relating to the FD&C Act, the PHS Act, the PhRMA Code, or the AMA Guidelines. In Canada, the Parties shall in all material respects conform their practices and procedures relating to such Co-Promotion to the applicable laws, rules and regulations of Canada and each of the provinces and territories thereof, and similarly provide the other Party with a copy of comparable correspondence or other reports as applicable in such country.
          5.5.5 Sales Force and Marketing Personnel Deployment. As part of each annual update to the Commercialization Plan, each Party shall submit to the other Party its respective sales force and marketing personnel deployment plan for Co-Promoted Products consistent with its Co-Promotion Level, including estimated number of individual sales representatives and marketing personnel to be engaged (at least in part) in Co-Promotion pursuant to this Section 5.5, and expected number of sales representatives and marketing personnel to be devoted to such efforts.
          5.5.6 Recalls. The Parties shall use good faith and Commercially Reasonable and Diligent Efforts to coordinate any decision making with respect to issuing a recall, market withdrawal or correction of any Product in North America. Each Party shall notify the other Party promptly if it has reason to believe that any Product might become the subject of a recall, market withdrawal or correction in any country in the Territory, and in no event more than three (3) days after receipt of any written notice regarding such a recall, market withdrawal or correction. The Parties shall cooperate in the handling and disposition of such recall, market withdrawal or correction with respect to a Product in North America, including coordinating all investigations and decisions with respect to, and implementation of, corrective actions.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     5.6 Patent Marking. The Parties agree to mark and have their Affiliates and permitted Sublicensees mark all patented Products they sell or distribute pursuant to this Agreement in accordance with the applicable patent statutes or regulations in the country or countries of manufacture and sale thereof.
     5.7 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of Pharmion and MG are subject to prior compliance with United States and foreign export regulations and such other United States and foreign laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions. Pharmion and MG shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals.
ARTICLE 6
PRECLINICAL AND CLINICAL DATA; LICENSED TECHNICAL INFORMATION
     6.1 Pharmion’s Access to Data. MG shall provide Pharmion with prompt and complete access and the right to use for any purposes relating to Compounds and/or Products in the Field and to file with Regulatory Authorities, all Data generated by or under authority of MG (whether or not generated under the Programs or in the course of Contracted Research Work) at no additional cost to Pharmion (it being understood that, pursuant to the Taiho Agreement, Taiho is not obligated to provide copies of or access to Manufacturing Data, subject to Section 15.3). Without limiting the foregoing, upon request by Pharmion from time to time, MG shall promptly provide to Pharmion copies of all Data in MG’s possession, and reasonable access to all originals of Data, such as original patient report forms, whether or not in MG’s possession. With respect to Data that is in the possession of a Third Party only, MG shall secure Pharmion the right to obtain copies of such Data from such Third Party, and shall cooperate fully with and assist Pharmion in obtaining such copies.
     6.2 MG’s Access to Data. Pharmion shall provide MG with prompt and complete access and the right to use for any purposes relating to Products and/or Compounds in the Field and to file with Regulatory Authorities, all Research Data and Preclinical and Clinical Data generated by Pharmion [***]. Without limiting the foregoing, upon request by MG from time to time, Pharmion shall promptly provide to MG copies of all such Research Data and Preclinical and Clinical Data generated by Pharmion, and reasonable access to all originals of such Data, such as original patient report forms. Notwithstanding the foregoing, Pharmion shall be obligated to provide to MG Preclinical and Clinical Data with respect to a Compound only to the extent that MG, the Additional Partners and/or Non-Cancer Partners have provided Pharmion with access to and use of Preclinical and Clinical Data for such Compound in the Field, generated outside of the Contracted Research Work, at an equivalent stage of preclinical or clinical development. In addition, MG shall not provide to any of its partners, contractors or others outside the Field any Data relating to Compounds and/or Products that is specific to the Field, and shall not provide to Non-Cancer Partners any Data generated by Pharmion or generated in connection with the Contracted Research Work except those set forth on part 1.121B of Exhibit 1.121.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     6.3 Transfer of Technical Information. Promptly after the Effective Date, MG shall use Commercially Reasonable and Diligent Efforts to transfer to Pharmion copies of all Licensed Technical Information that MG reasonably believes to be existing as of the Effective Date. Thereafter during the term of this Agreement, upon request of Pharmion, MG shall transfer to Pharmion all previously undisclosed Licensed Technical Information, if any, including without limitation those developed or acquired after the Effective Date and shall provide reasonable quantities of Compounds, for further evaluation by Pharmion. It is understood that MG’s efforts to provide Pharmion with quantities of Compounds as requested under this Section 6.3 may be counted towards Research during the Research Term.
     6.4 Assistance. Subject to Section 6.6 below, each Party shall provide the other with such assistance as the other Party reasonably requests from time to time, to enable such other Party to fully understand and implement the Data and Licensed Technical Information to be provided hereunder.
     6.5 Coordination with Additional Partners, Non-Cancer Partners and Others.
          6.5.1 By MG.
               (a) Additional Partners. It is understood that MG shall be responsible to obtain for Pharmion prompt access to, copies of (or the right to promptly obtain copies if the Data is not already in the possession of MG), and use rights with respect to Data generated by Additional Partners, or other Third Parties authorized by MG (but excluding Non-Cancer Partners except as provided in Section 6.5.1(b) below), with respect to Compounds and/or Products that are used or useful in the Field, together with the same type of assistance by such Additional Partner or such Third Parties that MG would be obligated to provide under Section 6.4 with respect to such Data. Without limiting Section 8.3 below, a failure to obtain such access, copies or assistance, shall be deemed a breach by MG of this Section 6.5. MG shall not provide any Data to an Additional Partner that fails to provide any Data to Pharmion; nor shall MG provide Pharmion’s Data to any Additional Partner, directly or indirectly (including by way of cross-referencing for regulatory purposes), except as permitted under Section 6.5.2.
               (b) Non-Cancer Partners. MG shall be responsible to obtain for Pharmion prompt access to, copies of and use rights with respect to Research Data (as described in part 1.121B of Exhibit 1.121) generated by Non-Cancer Partners, together with the same type of assistance by such Non-Cancer Partner that MG would be obligated to provide under Section 6.4 with respect to such Research Data. Without limiting Section 8.3 below, a failure to obtain such access, copies or assistance shall be deemed a breach by MG of this Section 6.5. MG shall not provide any Data to a Non-Cancer Partner that fails to provide any Data to Pharmion; nor shall MG provide Pharmion’s Data to any Non-Cancer Partner, directly or indirectly (including by way of cross-referencing for regulatory purposes), except as permitted under Sections 6.5.2 and 6.2.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          6.5.2 By Pharmion.
               (a) Additional Partners. Pharmion shall provide to Additional Partners the same access to, copies of and use rights with respect to Research Data and Preclinical and Clinical Data as set forth in Section 6.2 above, together with the same type of assistance as Pharmion would be obligated to provide MG under Section 6.4 above with respect to such Data, but only to the extent such Additional Partners has provided Pharmion with access and use of Data generated by or on behalf of such Additional Partners as provided for in Section 6.5.1 above, which is for the same Compound in the Field and at an equivalent stage of preclinical or clinical development.
               (b) Non-Cancer Partners. Pharmion shall provide to Non-Cancer Partners the same access to and copies of Research Data (as described in Part 1.121B of Exhibit 1.121) generated by Pharmion, together with the same type of assistance as Pharmion would be obligated to provide under Section 6.4 with respect to such Research Data, but only to the extent such Non-Cancer Partner has provided Pharmion with access to and use of Research Data generated by or on behalf of such Non-Cancer Partner.
     6.6 No Obligation to Translate. It is understood and agreed that any Data to be provided by MG, Pharmion, an Additional Partner or a Non-Cancer Partner may be provided in the language in which such Data exists, and neither MG, Pharmion, the Additional Partner nor the Non-Cancer Partner shall be obligated to provide translations of such Data (to the extent such translation has not already been prepared).
     6.7 Data to Conform with ICH Guidelines. All Preclinical and Clinical Data and Manufacturing Data required to be provided to either Party under this Article 6 shall be generated in conformance with International Conference on Harmonisation (ICH) guidelines, to the extent such ICH guidelines are consistent with the laws, regulations and requirements of Regulatory Authorities of the country or jurisdiction for which such Data was generated by the supplying entity.
ARTICLE 7
REPORTS; RECORDS; PUBLICATIONS
     7.1 Reports. In addition to any other information required to be provided by each Party hereunder, prior to each JSC meeting under Section 3.1 above, each Party shall provide the JSC with a written report in English summarizing the progress of such Party’s activities under the Programs during the preceding period.
     7.2 Records. Pharmion and MG shall use commercially reasonable efforts to maintain records of work performed under the Programs (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved. Upon reasonable advance notice, each Party shall allow the other to have reasonable access to all records, materials and data generated by or on behalf of such Party under the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Programs with respect to each Product and/or Compound within the Field at reasonable times, in a reasonable manner and upon request by either Party.
     7.3 Publications. As soon as is practicable prior to the oral public disclosure, and prior to the submission to any outside person for publication of scientific or technical data relating to Compounds in each case to the extent the contents of the oral disclosure or publication have not been previously disclosed pursuant to this Section 7.3 before such proposed disclosure, Pharmion or MG, as the case may be, shall disclose to the other Party a copy of the publication, or a written summary of any oral public disclosure, to be made or submitted, and shall allow the other Party at least [***] days, if feasible, to determine whether such disclosure or publication contains subject matter for which patent protection should be sought prior to publication or which either Party believes should be modified to avoid disclosure of Confidential Information or regulatory or other issues. With respect to publications by investigators or other Third Parties, such disclosures and publications shall be subject to review by the reviewing Party under this Section 7.3 only to the extent that Pharmion or MG (as the case may be) has the right to do so. During such [***] day review period, the Parties may discuss the merits of making the particular publication at such time, and the Party proposing such publication shall consider in good faith the comments of the other Party, but the publishing Party shall have the final decision of whether or not to publish, so long as such publication does not disclose Confidential Information of the other party.
ARTICLE 8
PHARMION’S LICENSE
     8.1 License and License Fee.
          8.1.1 License in North America. Subject to the terms of Sections 2.3 and 8.6, as consideration for the license fee set forth in Section 8.1.4 and the royalties set forth in Article 11, MG hereby grants to Pharmion Corporation a sole and co-exclusive (with MG only) right and license, without the right to grant and authorize sublicenses, under the Licensed Technology to research, develop, make, have made, use, sell, have sold, offer for sale, import and otherwise distribute Compounds and Products, for use in the Field; provided that MG shall not grant any licenses or sublicenses of its co-exclusive rights to any Third Party. Such license shall be limited to North America. Notwithstanding the foregoing, but subject to the terms and conditions hereof (including without limitation Sections 8.2 and 8.3), the license set forth in this Section 8.1.1 shall exclude the right to make or use (other than to internally make or use for research purposes in the Field), develop, import, sell or offer for sale (a) Non-Cancer Selected Compounds, and Products containing Non-Cancer Selected Compounds, (b) [***] Selected Compounds, and Products containing [***] Selected Compounds and (c) Opt-out Non-Cancer Selected HDAC Inhibitors, and Products containing Opt-out Non-Cancer Selected HDAC Inhibitors.
          8.1.2 License in Territory other than North America. As consideration for license fee set forth in Section 8.1.4 and the royalties set forth in Article 11, MG hereby grants to Pharmion GmbH an exclusive right (even as to MG) and license, with the right to grant and authorize sublicenses, under the Licensed Technology to research, develop, make, have made,
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

use, sell, have sold, offer for sale, import or otherwise distribute Compounds and Products, for use in the Field. Such license shall be limited to the Territory other than North America. Notwithstanding the foregoing, but subject to the terms and conditions hereof (including without limitation Sections 8.2 and 8.3), the license set forth in this Section 8.1.2 shall exclude the right to make or use (other than to internally make or use for research purposes in the Field), develop, import, sell or offer for sale (a) Non-Cancer Selected Compounds, and Products containing Non-Cancer Selected Compounds, (b) [***] Selected Compounds, and Products containing [***] Selected Compounds and (c) Opt-out Non-Cancer Selected HDAC Inhibitors, and Products containing Opt-out Non-Cancer Selected HDAC Inhibitors.
          8.1.3 In the event MG has granted exclusive rights to a non-Affiliate Third Party to commercialize Products and/or Compounds in a country outside the Territory, Pharmion shall in its sole discretion decide whether or not to grant its consent for such Third Party to conduct clinical trials of Products and/or Compounds in the Territory.
          8.1.4 License Fee. Within two (2) days after the Effective Date, Pharmion Corporation agrees to pay MG US Thirteen Million Three Hundred Thousand Dollars (US $13,300,000) and Pharmion GmbH agrees to pay MG US Six Million Seven Hundred Thousand Dollars (US $6,700,000), as a non-refundable technology access fee.
          8.1.5 Equity Investment in MG. Concurrently with the payment of the technology access fee under Section 8.1.4, Pharmion shall purchase an aggregate of US $5,000,000 of the outstanding common stock of MG pursuant to the Subscription Agreement between the Parties of even date herewith.
     8.2 MG’s Retained Rights for Compounds in the Territory. MG shall retain all of its rights in the Territory for uses outside of the Field of Compounds that are not Selected Compounds. However, MG shall not, nor shall it assist or cooperate with, nor grant rights to any Third Party to, make or use (other than to internally make or use for research purposes outside the Field), develop (including conducting clinical trials or filing for Marketing Approval), market, sell, import or distribute (a) the Selected Compounds or any products containing Selected Compounds, in the Territory for uses in or outside of the Field or (b) any Compounds, other than the Selected Compounds, for uses within the Field in the Territory or, except for with Additional Partners, outside the Territory.
     8.3 Agreement with Additional Partners and Other Third Parties; Exempt Patent Licensees; Opt-out Non-Cancer Partner.
          8.3.1 Coordination with this Agreement.
               (a) Additional Partner. MG shall ensure that its agreements with licensees of MG with rights in the Field (including Additional Partners) are in compliance with Section 5.3, and requires such Third Parties to abide by the provisions of this Article 8, as well as Sections 3.2, 13.2, 14.2, 14.3, 15.2, 15.3, and Article 6 hereof (including Sections 20.2.2, 20.4.2, 22.7 and Article 1, as they relate to such provisions), and, with respect to patent rights of such Third Party sublicensed to Pharmion hereunder, Sections 17.4 and 17.6; provided that this
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 8.3.1(a) shall not apply to Non-Cancer Partners (except as set forth in Section 8.3.1(b) below), Opt-out Non-Cancer Partners or Exempt Patent Licensees. Without limiting the foregoing, MG shall retain and/or obtain the right from such licensees and Third Parties to license or sublicense all Compounds to Pharmion in accordance with Sections 8.1 and 8.2, including without limitation to so exclusively license or sublicense to Pharmion in the Territory for the Field all patent rights owned or controlled by such licensee or Third Party that, in whole or in part, claim or otherwise cover the composition, manufacture, sale or use of Compounds and/or Products and all information, data and materials relating to the development, manufacture, sale or use of Compounds and/or Products. In addition, MG shall obtain an express covenant from such licensee or Third Party, that such licensee or Third Party and its Affiliates shall not develop or commercialize, or authorize any Third Party to develop or commercialize, a Compound or any other HDAC Inhibitor (or a product containing the same) in the Field in the Territory during the term of this Agreement, and shall ensure that such licensee or Third Party (and any Affiliate of such licensee or Third Party) shall not develop or commercialize any Selected Compounds for any purpose, either inside or outside the Field, in the Territory during the term of this Agreement. Further, without limitation, MG shall ensure that such licensees and others abide by the provisions of Article 6 and that Pharmion is able to gain prompt access to and copies of the Data generated by or under authority of such licensees and other Third Parties. It is understood that a failure by MG to ensure such rights, access and copies for Pharmion shall be deemed a breach of this Agreement by MG, and if such failure is material, such breach shall be deemed a material breach of this Agreement. For clarity purposes, the obligation in this Section 8.3.1 requiring Third Parties operating under authority of MG to abide by Sections 17.4 and 17.6 means that such Third Party is required to abide by such Sections with respect to the Licensed Patents owned or controlled by such Third Party(ies), as if such Third Party(ies) were named in place of “MG” therein (including as a “Party”).
               (b) Non-Cancer Partner. With respect to Non-Cancer Partners:
                    (i) MG shall ensure that its agreements with Non-Cancer Partners are in compliance with Section 5.3 and require such Non-Cancer Partners to abide by Section 6.5.1(b), and MG shall retain and/or obtain the right from Non-Cancer Partners to license or sublicense to Pharmion the same rights with respect to patent rights (including Non-Cancer Partner Blocking Patents) and Research Data (as described in part 1.121B of Exhibit 1.121) owned or controlled by such Non-Cancer Partners, as are granted to Pharmion under Article 8 with respect to patent rights and Research Data owned by MG.
                    (ii) MG shall obtain an express covenant from Non-Cancer Partners, that neither they nor their Affiliates shall develop or commercialize, or authorize any Third Party to develop or commercialize, a Compound or any other HDAC Inhibitor (or a product containing the same) in the Field in the Territory during the term of this Agreement, except that a Non-Cancer Partner may passively license in the Field to a un-Affiliated Third Party, compound(s) (and products containing the same) which were identified, or being developed by, such Non-Cancer Partner as an HDAC Inhibitor prior to the time an agreement was first entered into with MG or its Affiliate. In addition, MG shall ensure that Non-Cancer Partners and their Affiliates shall not develop or commercialize any Selected Compounds for any
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

purpose, either inside or outside the Field, during the term of this Agreement. As used herein, an entity “passively” licensing a compound in the Field means (1) such entity exclusively licenses in the Field, assigns or otherwise transfers all, right, title in and to such compound (and products containing the same), including all technology, intellectual property and other assets relating thereto, without such entity or its Affiliates retaining or reserving any rights, license or interest in the Field (other than upon termination of such license), and (2) neither such entity nor its Affiliates will be involved in or controlling any research, development (including conducting clinical trials or filing for Marketing Approval) marketing or commercialization of such compound (or products containing the same).
                    (iii) It is understood and agreed that MG shall ensure that its agreements with Non-Cancer Partners require such Non-Cancer Partners to abide by Sections 17.4 and 17.6 and Pharmion’s right to assign under 22.7, as they relate to the foregoing rights obtained or retained for MG from the Non-Cancer Partners, as if named in place of “MG” therein (including as a “Party”).
                    (iv) It is understood and agreed that a failure by MG to ensure such rights and covenants set forth in this Section 8.3.1(b) shall be deemed a breach of this Agreement.
          8.3.2 Certificate by Additional Partners. At such time as MG enters into an agreement with an Additional Partner, the Additional Partner shall certify to Pharmion in writing that the Additional Partner agrees to comply with those provisions referenced in Section 8.3.1(a) above. Pharmion’s receipt of such certificate shall be a condition to the Additional Partner’s obtaining any rights from MG. Similarly, upon the request of the Additional Partner, Pharmion shall certify to such Additional Partner in writing that Pharmion agrees to comply with its obligations to such Additional Partners, under those provisions of this Agreement with which the Additional Partner is required to comply under Section 8.3.1(a) above. MG agrees not to grant any such rights or enter into an agreement with such Additional Partner and not to provide any Data to such Additional Partner (directly or indirectly, including by way of cross-referencing for purposes of regulatory filings) unless such Additional Partner provides the certificate set forth in this Section 8.3.2; provided that it is agreed that the foregoing shall not prevent MG from providing Data to a potential Additional Partner, for evaluation purposes only, as part of customary and reasonable due diligence by such potential partner prior to entering into an agreement with such potential Additional Partner, subject to reasonable obligations of confidentiality to MG with respect to such Data.
          8.3.3 Exempt Patent Licensees.
               (a) An “Exempt Patent Licensee” means a Third Party who (a) is not collaborating with MG and is not provided or licensed any Licensed Technical Information or Data (nor provided any assistance, services or materials other than the patents and patent applications licensed or contemplated to be licensed by such Third Party and their file histories) directly or indirectly by MG relating to Compounds, Products, HDAC or HDAC Inhibitors; (b) is granted rights under the Licensed Patents only outside the Field, and such rights in the Territory
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

extend only to Target Claims; and (c) agrees in writing not to research, develop (including conducting clinical trials or filing for Marketing Approval), market, sell, import, distribute or otherwise exploit HDAC Inhibitors (and/or products containing the same) in the Field, whether in or outside the Territory.
               (b) “Target Claims” means those claims of the Licensed Patents in the Territory that describe the function of inhibiting HDAC but do not include formulae or specifics as to structures or class(es) of structures useful for such function.
               (c) Exempted Requirements. Sections 8.3.1 and 8.3.2 shall not apply to Exempt Patent Licensees. In addition, Exempt Patent Licensees shall be deemed to be not acting “under authority” of MG for purposes of Sections 1.20 (Compounds), 1.58 (Licensed Technology), 1.64 (Manufacturing Data), 1.108 (Preclinical and Clinical Data), 1.121 (Research Data), 3.2 (Global Development Committee), 10.1.1 (Initial Clinical Candidate Milestone Events) and 10.1.2 (Milestone Events). Exempt Patent Licensees shall not be deemed an “Additional Partner” for purposes of Section 1.3 nor a “Non-Cancer Partner” for purposes of Section 5.3, but shall be deemed “Sublicensees” of MG for purposes of Section 17.2.2 (Joint Intellectual Property).
          8.3.4 Opt-out Non-Cancer Partners.
               (a) An “Opt-out Non-Cancer Partner” means a Third Party who (i) is collaborating with MG with respect to HDAC Inhibitors solely outside the Field and has elected to opt out of participating in the pool of Compounds under this Agreement; (ii) is not and has not been granted any rights with respect to Compounds and/or Products in any country (other than as permitted under Section 5.3.7(a)); (iii) is not and has not been provided any Data or Licensed Technical Information relating to Compounds and/or Products; and (iv) agrees in writing not to research, develop (including conducting clinical trials or filing for Marketing Approval), market, sell, import, distribute or otherwise exploit HDAC Inhibitors (and/or products containing the same) in the Field, whether in or outside the Territory; provided that an Opt-out Non-Cancer Partner may passively (as defined in Section 8.3.1(b)(ii) above) license in the Field to a un-Affiliated Third Party, compound(s) (and products containing the same) which were identified, or being developed by, such Opt-out Non-Cancer Partner as an HDAC Inhibitor prior to the time an agreement was first entered into with MG or its Affiliate.
               (b) Exempted Requirements. Sections 8.3.1 and 8.3.2 shall not apply to Opt-out Non-Cancer Partners. In addition, Opt-out Non-Cancer Partners shall be deemed to be not acting “under authority” of MG for purposes of Sections 1.20 (Compounds), 1.58 (Licensed Technology), 1.64 (Manufacturing Data), 1.108 (Preclinical and Clinical Data), 1.121 (Research Data), 3.2 (Global Development Committee) and 10.1.1 (Initial Clinical Candidate Milestone Events) and 10.1.2 (Milestone Events). Opt-out Non-Cancer Partners shall not be deemed an “Additional Partner” for purposes of Section 1.3 nor a “Non-Cancer Partner” for purposes of Section 5.3.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (c) Coordination with Selection Mechanism. MG shall ensure that its agreements with Opt-out Non-Cancer Partners are in compliance with Section 5.3 and shall obtain an express covenant from Opt-out Non-Cancer Partners that neither they nor their Affiliates shall develop or commercialize, or authorize any Third Party to develop or commercialize, any Selected Compounds or Non-Cancer Selected Compounds (or products containing the same) for any purpose, either in or outside the Field, during the term of this Agreement.
               (d) Rights from Opt-out Non-Cancer Partners.
                    (i) MG shall retain and/or obtain the right from each Opt-out Non-Cancer Partner to license or sublicense to Pharmion the rights granted under this Section 8.3.4(d).
                    (ii) MG hereby grants to Pharmion a royalty-free, non-exclusive sublicense, with the right to grant sublicenses, under the Opt-out Non-Cancer Partner Blocking Patents to research, develop, make, have made, use, sell, have sold, offer for sale, import and otherwise distribute Selected Compounds (and products containing the same), in the Field. Such license shall be limited to the Territory except that such license shall include (1) the right to make and have made Selected Compounds (and products containing the same) outside the Territory, for use, import and/or sale in the Territory; and (2) the right to conduct Preclinical Development and/or clinical trials of Selected Compounds (and products containing the same) in the Field outside the Territory, for submission to Regulatory Authorities within the Territory. As used herein, “Opt-out Non-Cancer Partner Blocking Patents” shall mean all patents owned and controlled by the Opt-out Non-Cancer Partner or its Affiliates during the term of this Agreement which are necessarily infringed by the composition, manufacture, sale or use of Selected Compounds.
                    (iii) It is understood that a failure by MG to obtain the rights and covenants set forth in this Section 8.3.4(d) for Pharmion shall be deemed a breach of this Agreement. Upon expiration (but not termination) of this Agreement, Pharmion shall have a fully-paid up, royalty-free, perpetual, irrevocable license under this Section 8.3.4(d). MG shall ensure that in the event MG’s agreement(s) with Opt-out Non-Cancer Partners is terminated, any license or sublicense granted to Pharmion from such Opt-out Non-Cancer Partners shall survive such termination. In the event the license from MG under Section 8.1 is terminated, then any rights sublicensed to Pharmion under this Section 8.3.4(d) from Opt-out Non-Cancer Partners shall likewise terminate. Pharmion shall have the right to assign its license under this Section 8.3.4(d) to any entity that acquires substantially all of the business or assets of Pharmion pertaining to this Agreement, in each case whether by merger, transfer of assets, purchase of all outstanding shares or otherwise.
     8.4 Limits on Use of Clinical Data. Neither Party shall have the right to file with a Regulatory Authority any Preclinical and Clinical Data, except with respect to Compounds and Products within the Field as permitted under Sections 6.1, 6.2 and 6.5 and in compliance with Article 15.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     8.5 Pharmion Blocking Patents. Pharmion hereby grants to MG a non-exclusive license, with the right to grant sublicenses (except to Exempt Patent Licensees), under the Pharmion Blocking Patents to research, develop, make, have made, use, sell, have sold, offer for sale, import and otherwise distribute Compounds and Products (a) in or outside the Field outside the Territory and (b) outside the Field in the Territory. Notwithstanding the foregoing, MG shall not sublicense any of its rights under this Section 8.5 to an Additional Partner, Non-Cancer Partner, Opt-out Non-Cancer Partner or any other Third Party, unless MG has obtained all rights, covenants and certificates required under Section 8.3 above to be obtained from such Additional Partner, Non-Cancer Partner, Opt-out Non-Cancer Partner or Third Party. As used herein, “Pharmion Blocking Patents” shall mean all patents, data and know-how owned and controlled by Pharmion during the term of this Agreement which are necessarily infringed by the composition, manufacture, sale or use of Compounds.
     8.6 MG Opt-out Right. MG shall have the right to opt-out of Development and, provided that MG has elected to exercise its right to Co-Promote under Section 2.3, Commercialization rights and obligations in North America, on a Product-by-Product basis, upon ninety (90) days prior written notice to Pharmion (the “MG Opt-out Right”) provided that no such opt-out notice may be given prior to [***] following the Effective Date, and provided further that MG shall forfeit its profit sharing rights set forth in Section 9.7.1 for each such Product and, in lieu of same, MG shall have the right to collect the royalties set forth in Section 11.2 on the Net Sales of such Product in North America. In the event MG opts-out as prescribed above, the license set forth in Section 8.1.1 shall automatically become an exclusive right and license (even as to MG) under the Licensed Technology in favour of Pharmion in North America in the Field, with the right to grant and authorize sublicenses, the whole as per the terms of Section 8.1.2 in respect of the Territory other than North America. If at the time MG elects to exercise the MG Opt-out Right, the Parties are Co-Promoting the affected Product in North America, MG must provide Pharmion with [***] prior written notice, and MG shall provide such transition activities during the notice period as Pharmion may reasonably request, to assure a smooth transition to Pharmion of MG’s Co-Promotion activities.
ARTICLE 9
FUNDING
     9.1 Research Funding by Pharmion. In accordance with Section 9.2 below, Pharmion Corporation agrees to provide funding for the activities conducted under the Research Plan (the “Pharmion Research Funds”) as follows:
          9.1.1 FTEs for Research. Pharmion agrees to fund [***] FTEs of MG at the FTE Rate for the performance of Contracted Research Work under the Research Plan in accordance with this Agreement, during the Research Term, to the extent supported by the report and details required under Section 9.2.1 below. MG agrees to dedicate such number of FTEs that are funded by Pharmion to the performance of the Research Plan.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     9.2 Timing of the Research Funding.
          9.2.1 Research FTE Funding Reporting. Within thirty (30) days after the end of each calendar quarter during the Research Term, MG shall submit to Pharmion a written report setting forth in reasonable detail the Research work performed in accordance with the Research Plan during the quarter and all FTEs that have performed such Research. With respect to amounts not in dispute, Pharmion shall pay to MG within thirty (30) days of the date of MG’s report an amount equal to the FTEs expended during such quarter on such Research multiplied by the FTE Rate.
          9.2.2 Research Payment Disputes. In the event of a dispute as to the amounts under Section 9.2.1, Pharmion shall pay the amount not in dispute and shall provide written notice within thirty (30) days after receipt of the written report in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after notice by Pharmion, the matter shall be resolved in a manner consistent with the procedures set forth in Section 20.2.2 (provided that, in the case that the matter has not been resolved by the Senior Representatives, the Parties shall, rather than invoking arbitration under Section 20.1, (a) use best efforts to reach agreement on the appointment of one (1) internationally-recognized independent accounting firm to determine the matter). Interest shall be payable on any disputed amounts determined to be due in the same manner as provided in Section 12.2, with interest accruing from the end of the thirty (30)-day period during which such payment should have been made. The fees and expenses of such accounting firm in respect of the determination of the matter shall be borne by Pharmion unless the final determination establishes that the amounts in dispute owed by Pharmion are in the aggregate less than the amounts claimed by MG in its report under Section 9.2.1 by more than five percent (5%), in which case such fees and expenses shall be borne by MG.
     9.3 Performance of Contracted Research Work. MG agrees to perform Contracted Research Work in a professional and quality manner, in consultation with Pharmion. In addition, MG shall keep Pharmion informed on a timely basis as to the Contracted Research Work.
     9.4 Funding of the Development. The provisions of this Section 9.4 shall apply only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
          9.4.1 North American Development Costs.
               (a) Cost Budget. The budget for North American Development Costs for each of the Products shall be set forth in the Development Plan for each Product as approved by the JSC on an annual basis, in accordance with Section 4.2. Unless mutually agreed by Pharmion and MG, once approved by the JSC, the annual North American Development Costs for each Development Plan shall not exceed the amounts set forth in the applicable Development Plans for the periods specified in each such Development Plan, except as provided in clause (b) below.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (b) Cost Overruns. In any calendar year, each Party shall promptly inform the other Party upon such Party determining that it is likely to overspend by more than ten percent (10%) its respective total North American Development Costs set forth in the Development Plan budget for that calendar year. If in any such calendar year a Party exceeds its budgeted costs and expenses by more than ten percent (10%), the Party that has so exceeded its budget shall provide to the JSC a full explanation for exceeding the Development Plan budget. If and to the extent that any such overspend (i) was outside the reasonable control of the applicable Party, or (ii) resulted from a reasonable or necessary acceleration of Development activities within a particular calendar year, some or all of which activities had been expected to occur in a subsequent calendar year; then (in each case (i) and (ii)), provided the applicable Party has promptly notified the other Party of such overspend and, in the case of overspends covered by clause (i) of this Section 9.4.1(b), used reasonable efforts to mitigate the size of such overspend, such overspend shall be included in North American Development Costs and shared by the Parties pursuant to Section 9.4.2. To the extent that any overspend is not included in North American Development Costs as provided in this Section 9.4.1(b), the Party that has exceeded its budget by more than ten percent (10%) for a calendar year shall be solely responsible for the overspend.
          9.4.2 Commitment.
               (a) Each of Pharmion and MG hereby agrees to fund sixty percent (60%) and forty percent (40%), respectively, of the North American Development Costs of the Development incurred by either Party from and after the Effective Date.
               (b) In respect of the first three (3) years following the Effective Date, the maximum North American Development Costs of the Development for the Initial Clinical Candidate shall be as follows:

Year	North American Development Cost
2006	$[***]
2007	$[***]
2008	$[***]
               (c) In respect of the subsequent calendar years during the term of this Agreement, the maximum North American Development Costs of the Development for the Initial Clinical Candidate shall be established by the JSC and agreed upon by the Parties.
               (d) Pharmion agrees to fund one hundred percent (100%) of the Development Costs other than North American Development Costs for Development conducted by Pharmion for the Territory other than North America.
               (e) Pharmion shall supply to the Collaboration quantities of Vidaza at its Fully Absorbed Cost of Goods that are required for all Clinical Studies and MG shall supply to the Collaboration quantities of the Initial Clinical Candidate at its Fully Absorbed Cost of
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Goods that are required for all Clinical Studies; provided that the Parties agree and understand that the manufacture of supply of quantities of the Initial Clinical Candidate shall be transferred to Pharmion in accordance with a transition plan approved by the JSC. The cost of supplying such product and/or compound shall be recognized as part of each party’s respective contribution to its Development Costs commitment under Section 9.4.2(a).
     9.5 Funding of the Commercialization. The provisions of this Section 9.5 shall apply only with respect to North America provided that MG has elected to exercise its right to Co-Promote under Section 2.3 and only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
          9.5.1 Commercialization Costs.
               (a) The Commercialization Costs for each Product shall be set forth in the Commercialization Plan for North America for each Product as approved by the JSC on an annual basis, in accordance with Section 4.2. Unless mutually agreed by Pharmion and MG, once approved by the JSC, the annual Commercialization Costs for each Commercialization Plan for North America shall not exceed the amounts set forth in the applicable Commercialization Plan for the periods specified in each such Commercialization Plan, except as provided in clause (b) below.
               (b) Cost Overruns. In any calendar year, each Party shall promptly inform the other Party upon such Party determining that it is likely to overspend by more than ten percent (10%) its respective total Commercialization Costs set forth in the Commercialization Plan budget for that calendar year. If in any such calendar year a Party exceeds its budgeted costs and expenses by more than ten percent (10%), the Party that has so exceeded its budget shall provide to the JSC a full explanation for exceeding the Commercialization Plan budget. If and to the extent that any such overspend (i) was outside the reasonable control of the applicable Party, or (ii) resulted from a reasonable or necessary acceleration of Commercialization activities within a particular calendar year, some or all of which activities had been expected to occur in a subsequent calendar year; then (in each case (i) and (ii)), provided the applicable Party has promptly notified the other Party of such overspend and, in the case of overspends covered by clause (i) of this Section 9.5.1(b), used reasonable efforts to mitigate the size of such overspend, then such overspend shall be included in Commercialization Costs and shared by the Parties pursuant to Section 9.7.1. To the extent that any overspend is not included in Commercialization Costs as provided in this Section 9.5.1(b), the Party that has exceeded its budget by more than ten percent (10%) for a calendar year shall be solely responsible for the overspend.
          9.5.2 Commitment.
(a) Each of Pharmion and MG hereby agrees to fund (i) [***] percent ([***]%) and [***] percent ([***]%), respectively, of the Commercialization Costs incurred by the Parties in connection with their pre-marketing activities under the applicable Commercialization Plan for North America from and after the Effective Date but prior to Marketing Approval of the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

applicable Product, and (ii) not less than [***] percent ([***]%) and up to [***] percent ([***]%), respectively, of the Commercialization Costs incurred by the Parties in connection with their activities under the applicable Commercialization Plan for North America from and after the Marketing Approval of the applicable Product based upon its agreed-upon Co-Promotion Level. Commercialization Costs incurred prior to Marketing Approval shall be reported and allocated to the Parties in accordance with Section 9.6 hereof.
               (b) Pharmion agrees to fund one hundred percent (100%) of the Commercialization Costs of the Commercialization Programs for the Territory other than North America.
     9.6 Periodic Reporting and Reconciliation. The provisions of this Section 9.6 shall apply only with respect to North America provided that MG has elected to exercise its right to Co-Promote under Section 2.3 and only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
               (a) Cost and Expense Reports. Within thirty (30) days after the end of each calendar quarter during the term of the Collaboration, each Party shall submit a written report to the other Party and to the JSC setting forth in reasonable detail all North American Development Costs and Commercialization Costs (to the extent incurred prior to Marketing Approval of a Compound or a Product to be Co-Promoted by the Parties) incurred by or on behalf of the reporting Party during such quarter (a “Reporting Period”). Such report shall provide supporting detail for each of the categories of expenses included within North American Development Costs and Commercialization Costs, as applicable, as determined by the JSC.
               (b) Reconciliation. Within thirty (30) days following the end of each Reporting Period, the JSC shall submit to each of the Parties a written report setting forth in reasonable detail the calculation of any net amount owed by Pharmion to MG or by MG to Pharmion, as the case may be, in order to ensure the sharing of North American Development Costs and Commercialization Costs, as applicable, in accordance with the Parties’ respective commitment therefor as set forth in Sections 9.4 and 9.5. The net amount payable shall be paid by Pharmion or MG, as the case may be, within thirty (30) days after receipt of such written report; provided that, in the event of a dispute as to the amounts under this Section 9.6(b), the disputing Party shall pay the amount not in dispute and shall provide written notice within such thirty (30) day period after receipt of the written report in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after notice by the disputing Party, the matter shall be resolved in a manner consistent with the procedures set forth in Section 20.2.2 (provided that, in the case that the matter has not been resolved by the Senior Representatives, the Parties shall, rather than invoking arbitration under Section 20.1, (i) use best efforts to reach agreement on the appointment of one (1) internationally-recognized independent accounting firm to determine the matter). Interest shall be payable on any disputed amounts determined to be due in the same manner as provided in Section 12.2, with interest accruing from the end of the thirty (30)-day period during which such payment should have been made. The fees and expenses of such accounting firm in respect of the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

determination of the matter shall be borne by the Party owing the amounts in dispute unless the final determination establishes that the amounts in dispute owed by such Party are in the aggregate less than the amounts claimed by the other Party by more than five percent (5%), in which case such fees and expenses shall be borne by the other Party.
     9.7 Net Profits and Losses. The provisions of this Section 9.7 shall apply only with respect to North America provided that MG has elected to exercise its right to Co-Promote under Section 2.3 and only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
          9.7.1 Sharing of Net Profits and Losses. Subject to Sections 8.6 and 5.5.1, from and after Marketing Approval of a Compound or a Product to be Co-Promoted by the Parties, Net Revenues shall first be allocated to reimburse each Party for its Commercialization Costs incurred during the applicable Reporting Period and the Parties shall share equally in the Net Profits and Losses (its “Share of Net Profits and Losses”).
          9.7.2 Periodic Reporting and Reconciliation. The provisions of this Section 9.7.2 shall apply only with respect to North America and only with respect to Compounds or Products for which MG has not exercised its MG Opt-out Right.
               (a) Commercialization Cost Reports. Within thirty (30) days after the end of each Reporting Period during the Commercialization Program, each Party shall submit a written report to the other Party and to the JSC setting forth in reasonable detail, separately with respect to each Product and each country in the Territory during such Reporting Period, as applicable, Net Revenues, Net Sales and Commercialization Costs, including Fully-Absorbed Cost of Goods, incurred by or on behalf of the reporting Party in each country in the Territory during such Reporting Period. Such report shall provide supporting detail for such sales, revenues and costs.
               (b) Commercialization Costs reported pursuant to clause (a) shall be included in the determination of Net Profits and Losses, as applicable, only to the extent made or incurred in conjunction with an approved budget line item in the applicable Commercialization Plan or as otherwise may be approved by the Joint Steering Committee.
               (c) Costs and expenses included in Commercialization Costs, as well as the deductions taken from Net Sales, shall not be double counted (i.e., any item of expense included in any expense category shall not also be included in any other expense category).
               (d) Within thirty (30) days following the receipt of each Party’s reports under clause (a), the JSC shall submit to each Party a written report setting forth in reasonable detail the calculation of Net Profits and Losses and the calculation of any net amount owed by Pharmion to MG or by MG to Pharmion, as the case may be, in order to ensure reimbursement for Commercialization Costs incurred during the Reporting Period and the sharing of Net Profits and Losses is as specified in Section 9.7.1. If either Party (a “Withholding Party”) shall, in accordance with applicable law or regulations in North America (as determined in its reasonable judgment), withhold and pay over taxes on the other Party’s Share of Net
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Profits, such taxes shall be treated as an amount of Net Profits received by the other Party (and not by the Withholding Party) for purposes of determining amounts owed under the preceding sentence. In all events, the other Party shall promptly reimburse or otherwise make whole the Withholding Party for any amounts so withheld.
               (e) The net amounts payable under clause (d) shall be paid by Pharmion or MG, as the case may be, within thirty (30) days after receipt of each such written report, provided that, in the event of a dispute as to the amounts under clause (d), the disputing Party shall pay the amount not in dispute and shall provide written notice within such thirty (30) day period after receipt of the written report in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after notice by the disputing Party, the matter shall be resolved in a manner consistent with the procedures set forth in Article 20; (provided that, in the case that the matter has not been resolved by the Senior Representatives, rather than invoking arbitration under Section 20.1, the Parties shall (i) use best efforts to reach agreement on the appointment of one (1) internationally-recognized independent accounting firm to determine the matter). Interest shall be payable on any disputed amounts determined to be due in the same manner as provided for in Section 12.2, with interest accruing from the end of the thirty (30) day period during which such payment should have been made. The fees and expenses of such accounting firm in respect of the determination of the matter shall be borne by the Party owing the amounts in dispute unless the final determination establishes that the amount in dispute is owed by such Party are in the aggregate less than the amounts claimed by the other Party by more than five percent (5%), in which case such fees and expenses shall be borne by the other Party.
               (f) With respect to each Reporting Period, each Party shall provide to the other Party reports setting forth (i) actual Net Revenues for each month in such Reporting Period (on a country-by-country and Product-by-Product basis), to be provided within thirty (30) days after the end of each such period, (ii) actual Net Revenues for such Reporting Period (on a country-by-country and Product-by-Product basis), to be provided within thirty (30) days after the end of such period, and (iii) the most current forecast of Commercialization Costs, including Fully-Absorbed Cost of Goods of each Product, for such period (broken down on a monthly basis), to be provided within thirty (30) days after the end of such Reporting Period. The Parties recognize that the forecasts provided pursuant to subsection (iii) are estimates only, and the Party providing such forecast shall have no liability to the other Party based thereon. The Parties agree to consider in good faith the utilization of more rapid and detailed reporting mechanisms in order to meet the reporting requirements of the Parties.
ARTICLE 10
DEVELOPMENT AND COMMERCIALIZATION MILESTONES
10.1 Milestones
          10.1.1 Initial Clinical Candidate Milestone Events. In consideration of the licenses herein granted to Pharmion in Sections 8.1 and 8.2 above. Pharmion agrees to pay MG
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

upon the first occurrence of each of the following events in the Territory (collectively, the “Initial Clinical Candidate Milestone Events”) with respect to a Product containing the Initial Clinical Candidate, in accordance with this Section 10.1.1.
               (a) Development Milestones

EVENT	MILESTONE
Upon enrollment of the first patient in a Phase II trial*	$[***]
Upon enrollment of the first patient in the first Registrational Trial (whether a Phase II trial or a Phase III trial)	$[***]
Upon achievement of 50% of expected enrollment in the first Registrational Trial	$[***]
Upon first filing of a NDA by the FDA	$[***]
Upon first acceptance of a MAA by the EMEA	$[***]
Upon first Marketing Approval of a Product in the Field by the FDA	$[***]
Upon first Marketing Approval of a Product in the Field by the EMEA of a MAA	$[***]

*	For the purpose of this Section, a Phase II trial shall be defined as either a Phase II monotherapy trial or the Phase II portion of a Phase I-II combination trial.
               (b) Commercialization Milestones

EVENT	MILESTONES
Upon the first occurrence of Pharmion reaching aggregate Net Sales in the Territory in any calendar year of:
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
          10.1.2 Milestone Events. In consideration of the licenses herein granted to Pharmion in Sections 8.1 and 8.2 above, Pharmion agrees to pay MG upon the occurrence of each of the following events in the Territory (collectively, the “Milestone Events”) with respect to each Product containing an Additional Clinical Candidate, in accordance with this Section 10.1.2:
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (a) Development Milestones

EVENT	MILESTONE
Upon enrollment of the first patient in a Phase I trial	$[***]
Upon enrollment of the first patient in a Phase II trial *	$[***]
Upon enrollment of the first patient in the first Registrational Trial (whether a Phase II trial or a Phase III trial)	$[***]
Upon first filing of a NDA by the FDA	$[***]
Upon first acceptance of a MAA by the EMEA	$[***]
Upon first Marketing Approval in the Field by the FDA	$[***]
Upon First Marketing Approval in the Field by the EMEA	$[***]

*	For the purpose of this Section, a Phase II trial shall be defined as either a Phase II monotherapy trial or the Phase II portion of a Phase I-II combination trial.
               (b) Commercialization Milestones

EVENT	MILESTONES
Upon the first occurrence of Pharmion reaching aggregate Net Sales in the Territory in any calendar year of:
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
$[***]	$[***]
          10.1.3 Timing and Amount of Payments. The payment (if applicable) for each milestone above shall be due within thirty (30) days after such event is achieved. The amount due for each event shall be the corresponding amounts set forth in the tables of this Section 10.1. Pharmion GmbH shall pay the milestones corresponding to the acceptance of a MAA by the EMEA and the Marketing Approval by the EMEA as set forth in the tables above and Pharmion Corporation shall pay all other development milestones and all commercialization milestones as set forth in the tables above. In no event shall any milestone payment be paid more than once in respect of a Product. Pharmion shall advise MG in writing, promptly and in no event later than two (2) days of the achievement of any milestones under this Section.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 11
ROYALTIES
     11.1 Payment of Royalties in Territory other than North America. In consideration of the licenses granted to Pharmion in Sections 8.1 and 8.2 above, beginning with the first commercial sale of a Product in a country of the Territory other than North America, Pharmion GmbH shall pay MG a running royalty on the Net Sales of such Product sold in the Territory by Pharmion, its Sublicensees and their Affiliates during each year of the Royalty Term for such Product in such country, calculated in accordance with this Article 11 and paid in accordance with Article 12 below. The applicable royalty rate shall be as set forth in the table below (subject to any applicable adjustments set forth in this Article 11) based on the aggregate Net Sales of such Product in all of the countries in the Territory other than the USA and Canada in a calendar year.

PORTION OF AGGREGATE ANNUAL NET SALES
OUTSIDE OF THE USA AND CANADA	ROYALTY RATE
< $[***]	[***]%
≥ $[***]	[***]%
≥ $[***]	[***]%
≥ $[***]	[***]%
     11.2 Payment of Royalties in respect of North America. Provided that MG has not exercised its right to Co-Promote under Section 2.3 or in the event MG exercised its MG Opt-out Right pursuant to the terms of Section 8.6 and in consideration of the licenses granted to Pharmion in Sections 8.1 and 8.2 above, beginning with the first commercial sale of a Product in North America, Pharmion Corporation shall pay MG a running royalty on the Net Sales of such Product sold in North America by Pharmion, its Sublicensees and their Affiliates during each year of the Royalty Term for such Product in such countries, calculated in accordance with this Article 11 and paid in accordance with Article 12 below. The applicable royalty rate shall be as set forth in the table below based on the aggregate Net Sales of such Product in North America in a calendar year and the date that MG has exercised the MG Opt-out Right (the “Exit Point”):
               (a) Initial Clinical Candidate

Portion of Aggregate Annual Net Sales
in USA and Canada
Exit Point	Royalty Rate
	<$[***]	$[***]	>$[***]
On or after [***] up to [***], unless this time period coincides with enrolment of the first patient in the first Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
On or after [***] up to [***], unless this time period coincides with enrolment of the first patient in the first Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portion of Aggregate Annual Net Sales
in USA and Canada
Exit Point	Royalty Rate
	<$[***]	$[***]	>$[***]
Following enrolment of the first patient in the first Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
Following first achievement of 50% of expected enrolment of patients for a Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
Following first regulatory submission	[***]%	[***]%	[***]%
               (b) Compounds other than Initial Clinical Candidate

Portion of Aggregate Annual Net Sales
in USA and Canada
Exit Point	Royalty Rate
	<$[***]	$[***]	>$[***]
Prior to enrolment of the first patient in the Phase I trial	[***]%	[***]%	[***]%
Prior to enrolment of the first patient in the first Phase II trial	[***]%	[***]%	[***]%
Prior to enrolment of the first patient in the first Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
Following first achievement of [***]% of expected enrolment of patients for a Registrational Trial or Phase III trial	[***]%	[***]%	[***]%
Following first regulatory submission	[***]%	[***]%	[***]%
     11.3 Third Party Royalties.
          11.3.1 Sharing. In the event Pharmion, its Affiliates or Sublicensees pays royalties on their sales of Products in the Field in the Territory, which are in consideration for patent rights, trade secrets or other intellectual property or technology obtained from a non-Affiliate Third Party after the Effective Date (“Third Party IP”), or in the event MG owes royalties to a non-Affiliate Third Party who is neither an Additional Partner nor a Non-Cancer Partner on such sales of Products by Pharmion, its Affiliates or Sublicensees in the Field in the Territory in consideration for Third Party IP acquired or licensed after the Effective Date covering such Products within the Licensed Technology (other than those Third Party IP required to be obtained by MG under Section 8.3), the Parties shall [***] in the payment of such
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

royalties. In such case, (a) with respect to Net Sales in the Territory outside North America or Net Sales in North America from and after the date MG has exercised its MG Opt-out Rights, the applicable royalty rate under this Agreement may be reduced, subject to the terms of Section 11.6, to reflect the payment of such royalty to such Third Party by a maximum reduction of [***] percent ([***]%) of the otherwise applicable royalty rate (i.e. a ten percent (10%) royalty rate can be reduced to a maximum of [***] percent ([***]%)) and (b) with respect to Net Sales in North America during any period while the Parties are Co-Promoting the Product, such royalty payments to such Third Party shall be considered Commercialization Costs hereunder. Each Party shall promptly notify the other Party of any applicable Third Party IP and the method of calculating royalties owed thereunder to the respective Third Party. The Parties shall discuss from time to time at the JSC whether any Third Party IP is necessary or desirable to obtain with respect to the Compounds and/or Products in the Field and the JSC must approve the final terms and conditions under which such Third Party IP is acquired or licensed (including applicable royalty payments) by a Party. With respect to Third Party IP in-licensed after the Effective Date, both Parties agree to maintain such in-licenses in full force and effect during the full terms thereof, and shall not terminate nor give such third party any cause to terminate such in-licenses. Each Party shall notify the other Party in the event of any dispute between such Party and any such in-licensor.
     11.4 Combination Products. In the event that a Product is sold for a single combined price in combination with other products, components (including active ingredients) or services for which no amounts would be payable to the other Party hereto if sold separately, amounts invoiced for such combination sales for purposes of calculating Net Sales on the sales of the Product in such combination shall be reasonably allocated between such amounts attributable for Product and amounts in consideration for such other products, components or services by the Party under whose authority such sale was made. Such allocation shall be based on the relative value(s) of such Product and of such other products, components or services, but in no event shall the Net Sales of the Product in such combination be less than the average arms-length price of such Product, if being sold separately.
     11.5 Generic Competition.
          11.5.1 Adjustment to Royalties. In the event that there is Generic Competition (as defined below) with respect to a Compound and/or Product in any country in the Territory, the royalty payable by Pharmion on Net Sales Revenue of such Compound and/or Product in such country only shall be reduced by [***] for the quarter following the occurrence of Generic Competition and for as long as Generic Competition prevails, but subject to the terms of Section 11.6. In this Section, “Generic Competition” means the introduction in any country in the Territory, in the Field, of a product that contains, as an active ingredient, a compound that is identical in structure and composition to a Compound and/or Product and that has achieved, for two (2) consecutive calendar quarters, a [***]% market share by quantity in the market for such Compound and/or Product and such generic product.
     11.6 Maximum Adjustment to Royalty Rate. Notwithstanding anything in this Agreement to the contrary, in no circumstances shall the royalty rates payable to MG under this
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 11 be reduced by more than [***] percent ([***]%) of the otherwise applicable royalty rate, on an annual basis nor, notwithstanding any deductions to or credits against royalties permitted under this Agreement, shall MG receive less than [***] percent ([***]%) of any royalty amount due by Pharmion under Article 11 (other than in respect of any applicable withholding taxes in USA, Canada or Switzerland). There shall be no stacking of royalties beyond such [***] percent ([***]%) maximum reduction whether in respect of Third Party royalties, Generic Competition, Non-Cancer Royalty or otherwise.
     11.7 Additional Royalty.
          11.7.1 Cancer Royalty. In the event a Non-Cancer Partner uses any Compounds that are covered by or the subject matter of Joint Intellectual Property under this Agreement, other than Selected Compounds, (the “Cancer Compounds”), MG shall charge such Non-Cancer Partner a royalty of no less than [***] percent ([***]%) of any Net Sales by such Non-Cancer Partner and its Affiliates and sublicensees, of products and services for use outside the Field containing, or in respect of, any such Cancer Compounds (the “Cancer Royalty”). The Parties shall share any such Cancer Royalty collected by MG [***] under all circumstances, whether or not MG shall have exercised its MG Opt-out Right in respect of North America. Cancer Royalty shall not be included in the calculation of Net Sales under this Agreement.
          11.7.2 Non-Cancer Royalty. In the event Pharmion uses any Compounds that are covered by or the subject matter of any patent rights in inventions made jointly by personnel of MG or its Affiliates and the personnel of a Non-Cancer Partner or its Affiliates in connection with MG’s collaboration with such Non-Cancer Partner under any Non-Cancer Partner Agreement (the “Non-Cancer Compounds”), Pharmion shall owe to MG [***] of a royalty not greater than [***] percent ([***]%) of any Net Sales by Pharmion and its Affiliates and Sublicensees, of products and services for use in the Field in the Territory containing or in respect of any such Non-Cancer Compounds (the “Non-Cancer Royalty”), and upon collection thereof, MG shall pay to such Non-Cancer Partner the entire Non-Cancer Royalty. Pharmion and MG shall share the payment of any such Non-Cancer Royalty [***] as described in the previous sentence under all circumstances, whether or not MG shall have exercised its MG Opt-out Right in respect of North America. The payments of any Non-Cancer Royalty shall be deemed part of the Commercialization Costs of each Party to the extent applicable, but shall not be deemed a Third Party Royalty under Section 11.3.
          11.7.3 Definition of Net Sales. For purposes of subsections 11.7.1 and 11.7.2, the term “Net Sales” may differ from the definition set forth in Article 1 hereto to the extent required under a Non-Cancer Partner Agreement, provided such different term is or was negotiated in good faith by MG and is commercially reasonable.
          11.7.4 Non-Cancer Compounds. MG shall promptly inform Pharmion upon its selection of a Compound as a Selected Compound whether such Compound is a Non-Cancer Compound.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     11.8 Royalty Reduction.
          11.8.1 In the event that the Royalty Term extends beyond the expiration or abandonment of the last Valid Claim, the applicable royalty rate under Section 11.2 shall be reduced by [***]]% for the period commencing on the expiration or abandonment of the last Valid Claim and ending twelve (12) years after the first commercial sale of the first Product (e.g. from [***]% to [***]%).
ARTICLE 12
ROYALTY PAYMENTS; BOOKS AND RECORDS
     12.1 Quarterly Royalty Reports. Commencing on the first commercial sale of Products in the Territory, Pharmion shall make quarterly reports to MG within sixty (60) days after the end of each calendar quarter, which reports shall include, in reasonable detail, a calculation of any Net Sales in such quarter on a country-by-country basis and product-by-product basis and an itemization of any deductions or adjustments applicable to such Net Sales by the categories set forth in Section 1.80. Concurrently with making such report, Pharmion shall remit payment to MG for any royalty due under Article 11 above.
     12.2 Payment Method. All payments under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated by the payee. All dollar amounts specified in this Agreement, and all payments made hereunder, are and shall be made in U.S. dollars. Any payments due under this Agreement which are not paid by the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the U.S. prime rate per annum quoted by the Wall Street Journal (U.S., Eastern Edition), or its successor, on the first business day after such payment is due, plus an additional two percentage points (2%), calculated on the number of days such payment is delinquent. This Section 12.2 shall in no way limit any other remedies available to either Party.
     12.3 Currency Conversion. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the arithmetic average of the daily exchange rates (obtained as described below) during the calendar quarter to which the royalty report relates based upon daily exchange rate data published in The Wall Street Journal.
     12.4 Taxes. Each Party shall bear and, except as otherwise expressly provided in this Section 12.4, pay any and all taxes, duties, levies, and other similar charges (and any related interest and penalties), however designated, imposed on that Party as a result of the existence or operation of this Agreement. If in the paying Party’s judgment, US, Canadian or Swiss laws or regulations thereunder require that taxes be withheld, the paying Party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the other Party within sixty (60) days following that payment. It is understood that if the paying Party believes there is a likelihood that taxes must be withheld, then it may do so and shall not be deemed in breach of this Agreement by reason of such withholding. Each Party will assist the other Party or Parties in claiming tax refunds, deductions or credits at
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such other Party’s request and will cooperate to minimize the withholding tax, if available, under various treaties applicable to any payment made hereunder.
     12.5 Records; Inspection.
          12.5.1 General. Each Party and its Affiliates shall keep complete, true and accurate books of accounts and records for the purpose of determining payments due pursuant to this Agreement. Such books and records shall be kept for at least three (3) years following the end of the calendar quarter to which they pertain. Such records will be open, for such three (3) year period, for inspection at the principal place of business of such Party or its Affiliates, as the case may be (“Audited Party”), during such three (3) year period by an independent auditor chosen by the other Party (“Auditing Party”) and reasonably acceptable to the Audited Party for the purpose of verifying the amounts payable by the Audited Party hereunder. All such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice. The independent auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection.
          12.5.2 Sublicensees. Pharmion shall either: (a) require each of its Sublicensees to maintain similar books and records and to open such records for inspection to an independent auditor chosen by MG and reasonably acceptable to such Sublicensee in the manner paralleling that set forth in Section 12.5.1, or (b) obtain such audit rights from the Sublicensee for itself and exercise such audit rights on behalf of MG upon MG’s request and disclose the results thereof to MG. In either case MG shall be deemed the Auditing Party, and such Sublicensee the Audited Party for purposes of Section 12.5.3 below.
          12.5.3 Costs. Inspections conducted under this Section 12.4 shall be at the expense of the Auditing Party, unless a variation or error producing an underpayment in amounts payable exceeding five percent (5%) of the amount paid for the period covered by the inspection is established in the course of any such inspection, whereupon the Audited Party shall reimburse the Auditing Party for all reasonable out-of-pocket costs relating to the inspection for such period. The Parties will endeavor to minimize disruption of the Audited Party’s normal business activities to the extent reasonably practicable.
ARTICLE 13
DILIGENCE
     13.1 Diligence by the Parties. Pharmion shall use Commercially Reasonable and Diligent Efforts to develop, obtain Marketing Approval and commercialize in the Territory [***] containing the Initial Clinical Candidate and at least [***], and MG shall be subject to the foregoing obligations in North America unless and until it exercises the MG Opt-out Right. Pharmion must use Commercially Reasonable and Diligent Efforts to obtain in respect of any Product in respect of which Marketing Approval has been first obtained in any country in the Territory, Marketing Approval in each of the other countries (i) within [***] following such first approval in the United Kingdom, Germany, France, Spain, Italy and any two (2) other countries
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

that are member states of the European Union within the Territory and (ii) within [***] following such first approval in respect of any other countries in the Territory.
     13.2 Diligence in Pursuing the Collaboration. Each Party shall use Commercially Reasonable and Diligent Efforts to establish Programs to accomplish the purpose of this Agreement, consistent with the terms and conditions hereof. In the event the Parties have a difference of opinion in the JSC as to whether or not to continue development of a given Compound as part of the Development or the design of any studies thereunder, the Parties agree to consult one or more mutually agreed independent scientific experts in the Field, and to consider in good faith their suggestions.
ARTICLE 14
MANUFACTURING RIGHTS
     14.1 Pharmion’s Manufacture. Without limiting Section 8.1 or 8.2 above, it is understood that Pharmion shall have the exclusive right to manufacture or have manufactured Compounds and Products for use, import and/or sale within the Territory in accordance with this Agreement, including the right to determine the methods and procedures for the manufacture and supply of all Products, whether in bulk or final form, including quantities to be used, for such supply. In cases where Pharmion is manufacturing clinical and/or commercial supplies of Products that are being developed in the Field both inside and outside the Territory, Pharmion agrees to manufacture in compliance with cGMP and applicable ICH guidelines therefor, to the extent such ICH guidelines are consistent with applicable laws, regulations, requirements of Regulatory Authorities and the Marketing Approval in the Territory.
     14.2 Taiho’s Right to Purchase Certain Products from or through Pharmion. As MG is granting Pharmion the right to make or have made Compounds and/or Products containing Compounds for Pharmion’s own requirements, Pharmion hereby acknowledges that Taiho has the right to purchase Taiho’s requirements of such Compounds and/or Products in bulk or final form from Pharmion as follows. Pharmion shall supply such Compounds and/or Products in bulk or final form, as requested by Taiho: (a) at [***], with respect to Compounds and/or Products intended to be used for the conduct of Preclinical Development and/or human clinical trials, and (b) at [***], with respect to Compounds and/or Products intended for commercial sale and use, provided that no mark-up would be applied to Compounds and/or Products or components thereof that Pharmion obtains from a Third Party supplier. Such supply of materials by Pharmion shall be either cGMP or non-GMP, as requested by Taiho, and shall comply with applicable specifications. For purposes of the foregoing, the “applicable specifications” shall mean those specifications that Pharmion applies for its own purposes, modified as Taiho and Pharmion may agree. Such specifications shall be reasonable and customary to meet ICH guidelines, to the extent consistent with applicable laws, regulations, requirements of Regulatory Authorities and the Marketing Approval in the Territory. Pharmion shall maintain or have maintained batch records and take such other actions as is necessary to comply with applicable laws and regulations, and to otherwise cooperate reasonably with Taiho to ensure consistent and adequate supply of such materials.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     14.3 Terms of Supply by the Parties and Pharmion. In supplying Compound and/or Product to Taiho in accordance with Section 14.2 above, Pharmion shall supply the same in an expeditious manner and shall comply with standards of performance at least equivalent to those generally expected for the supply of bulk compounds and pharmaceutical products by top-tier toll manufacturers. Upon the request of Taiho or Pharmion, Pharmion shall enter into a written agreement with Taiho with respect to such supply containing terms and conditions that are commercially reasonable (including without limitation reasonable and customary forecasting and ordering provisions) but in any case not less protective of Taiho than those set forth in the Taiho Agreement. In the event there are not sufficient quantities of a particular Compound or Product, then Taiho shall be allocated a reasonable share of the available quantities. In the event Taiho procures Compound or Product from Pharmion, and Pharmion thereafter ceases to have the right to manufacture such Compound or Product, Pharmion shall continue to supply the same to Taiho in accordance with Section 14.3 (and MG consents to such continued supply) until Taiho is able, using Commercially Reasonable and Diligent Efforts, to procure adequate alternative supply. In such event, Pharmion shall use Commercially Reasonable and Diligent Efforts to assist Taiho in obtaining such alternative supply, and in transitioning the manufacturing process to the alternative manufacturer or assigning Pharmion’s Third Party manufacturing contract to Taiho. All supplies of Compounds and Products to Taiho under this Article 14 by the Parties and/or Pharmion shall be F.O.B. point of shipment, unless otherwise agreed.
     14.4 Negotiation of Supply Agreement with Taiho. Promptly after the Effective Date, MG agrees to initiate discussions by and among MG, Taiho and Pharmion concerning a Compound supply relationship between Pharmion and Taiho that may include an arrangement whereby Taiho supplies with quantities of Compound Pharmion and MG for use in the Territory and MG for use outside the Territory other than the Taiho Territory.
ARTICLE 15
REGULATORY MATTERS
     15.1 Regulatory Matters. Pharmion shall be responsible, directly or through Third Parties, for the preparation, filing and maintenance of all regulatory documents in the Territory ; and filing Product Promotional Materials with the relevant Regulatory Authority as permitted or required under applicable law with respect to the Products; provided that unless MG has exercised its MG Opt-out Right, MG shall be responsible, directly or through Third Parties, for the preparation, filing and maintenance of all regulatory documents in Canada and filing Product Promotional Materials with the relevant Regulatory Authority as permitted or required under applicable law. Subject to the foregoing, Pharmion shall have exclusive ownership of all regulatory applications and filings with any Regulatory Authority for the Product in the Territory and shall hold all Marketing Approvals with respect thereto in its own name. Pharmion shall appoint MG as its agent for purposes of conducting any regulatory activities in Canada authorized hereunder, including the filing of any regulatory documents and interactions with Regulatory Authorities in Canada.
     15.2 Reporting Adverse Experiences and Complaints. With respect to any adverse drug experiences, including adverse events and serious adverse events, relating to any Product, the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Parties shall promptly report such experiences to the appropriate regulatory authorities in the countries in which such Product is being developed or commercialized, in accordance with the appropriate laws and regulations of the relevant countries and authorities, and shall share any and all Data, including Manufacturing Data, required for such reporting. Each Party shall ensure that its Affiliates and licensees comply with all such reporting obligations. The Parties also agree to develop and implement such other procedures as may be necessary or appropriate to ensure that each Party remains in compliance with all reporting requirements imposed by any regulatory authority. Within three (3) months of the Effective Date, the Parties (or such Party and an Additional Partner(s) or other Third Party(ies) with rights to develop Compounds and/or Products) shall enter into a commercially reasonable and mutually agreeable “Agreement on Exchange Procedures for Safety Information and Adverse Events,” for the purposes of ensuring compliance with reporting requirements with regulatory authorities. In addition, each Party shall maintain a record of any and all Complaints it receives with respect to the Product. Each Party shall notify the other Party in reasonable detail of any Complaint received by it within five (5) days after the event, and in any event in sufficient time to allow such Party to comply with all applicable laws and regulations in any country or with respect to any activity conducted by such Party under the Collaboration.
     15.3 Regulatory Cooperation. Notwithstanding any other provision of this Agreement, Pharmion, MG and each Additional Partner (each, an “Enabling Party”) shall cooperate with the other (the “Filing Party”) to comply with specific requests of a Regulatory Authority (such as requests to inspect clinical trial sites or manufacturing facilities, or to provide Manufacturing Data), with respect to Data supplied or to be supplied by the Enabling Party to the Filing Party for filing with such Regulatory Authority, or with respect to quantities of Compound or Product supplied by the Enabling Party. Each Enabling Party shall ensure that its contractors likewise comply with this Section 15.3. In this regard, but without limiting any Enabling Party’s obligations under Article 6, each Enabling Party agrees to provide to a Filing Party solely for filing with Regulatory Authorities, or file itself and provide reference rights to the Filing Party, Manufacturing Data (including such information as is required for the CMC section of an IND or NDA, or a DMF) specifically requested by the Filing Party, as available, which is reasonably necessary for the Filing Party to obtain, proceed towards and/or maintain Marketing Approval for the Products worldwide.
     15.4 Attendance at Regulatory Meetings; Correspondence. Pharmion shall be primarily responsible for and have the authority to conduct interactions with all Regulatory Authorities in the Territory other than Canada. MG shall be primarily responsible for and have the authority to conduct interactions with all Regulatory Authorities in Canada. Each Party shall provide the other Party with prior notice of all meetings and teleconferences with representatives of Regulatory Authorities regarding any Product intended for sale in any part of the Territory. Except as otherwise provided herein, the other Party shall have the right to have representatives present as observers at all such meetings and teleconferences, to the extent not prohibited by such Regulatory Authority. Each Party shall use reasonable efforts to provide the other Party and the JSC with a reasonable opportunity to review and comment upon submissions to, and correspondence with, any Regulatory Authority in the Territory, with respect to Products prior to the filing or delivery of such submissions or correspondence, which submissions and
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

correspondence shall, to the greatest extent possible, be consistent with all other submissions and correspondence with Regulatory Authorities in North America. Without limiting the foregoing, each Party shall use reasonable efforts to confirm in writing to the other Party all communications with a Regulatory Authority with respect to a Marketing Approval (including filings therefor) and to provide to the other Party copies of all documents sent to or received from such Regulatory Authority regarding such Marketing Approvals.
ARTICLE 16
CONFIDENTIALITY
     16.1 Confidential Information. Except as expressly provided herein, the Parties agree that the receiving Party shall not publish or otherwise disclose and shall not use for any purpose not in furtherance of this Collaboration any information furnished to it by the other Party pursuant to this Agreement which if disclosed in tangible form is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature, or, if disclosed orally, is indicated orally to be confidential or proprietary by the Party disclosing such information at the time it is first disclosed (collectively, “Confidential Information”). Notwithstanding the foregoing, Confidential Information shall not include information that, in each case is demonstrated by written documentation:
               (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure hereunder;
               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party hereunder;
               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
               (d) was subsequently lawfully disclosed to the receiving Party by a person other than a Party or developed by the receiving Party without reference to any Confidential Information disclosed by the disclosing Party.
     16.2 Permitted Disclosures. Notwithstanding the provisions of Section 16.1 above, each Party hereto may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary to exercise the rights granted to it, or reserved by it, under this Agreement (including without limitation entering into and/or performing business or scientific relationships with respect to Compounds and Products for the Field in the Territory as permitted hereunder), in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, submitting information to tax or other governmental authorities (including regulatory authorities), or conducting clinical trials hereunder with respect to Compounds and/or Products; provided that if a Party is required by law to make any such disclosure of the other Party’s Confidential Information, to the extent it may legally do so, it (a) will give reasonable advance notice to the latter Party of such disclosure and,
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) except to the extent inappropriate in the case of patent applications or otherwise, will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, MG agrees that it shall not disclose any of Pharmion’s Confidential Information in respect of Vidaza to any member of its Board of Directors who also is an officer of a Third Party that owns or has licensed products (whether approved or under development) that directly compete (or, upon approval, would be competitive)with Vidaza.
ARTICLE 17
INTELLECTUAL PROPERTY
     17.1 Ownership of Sole Inventions. Title to all inventions and other intellectual property made solely by Pharmion personnel in connection with the research, development and commercialization of the Compounds and/or Products shall be owned by Pharmion (“Pharmion Patent Rights”). Title to all inventions and other intellectual property made solely by MG personnel in connection with the research, development and commercialization of the Compounds and/or Products shall be owned by MG and shall form part of Licensed Patents. Title to all Licensed Technology as of the Effective Date shall continue to be owned by MG, subject to the licenses herein granted to Pharmion under the terms of Article 8.
     17.2 Joint Intellectual Property. Subject to this Section 17.2, title to all patent rights in inventions made jointly by Pharmion personnel and MG personnel in connection with the Collaboration herein shall be owned jointly by Pharmion and MG (“Joint Intellectual Property”). Each Party agrees to execute any and all assignments and other documents necessary to effectuate the foregoing, subject to the provisions of Sections 17.4, 17.5 and 17.6 below.
          17.2.1 Pharmion. As between the Parties, Pharmion shall have exclusive rights with respect to the Joint Intellectual Property in the Territory other than North America in the Field. As between the Parties, Pharmion shall have exclusive rights with respect to the Joint Intellectual Property in North America in the Field in the event MG exercises its MG Opt-out Right.
          17.2.2 MG. As between the Parties, MG shall have exclusive rights with respect to the Joint Intellectual Property outside the Territory. In consideration for the exclusive rights granted to MG under this Section 17.2.2, MG shall, after termination of this Agreement, pay Pharmion a running royalty of [***] percent ([***]%) of net sales by MG its Affiliates and/or its Sublicensees of all products and services in the Field in the Territory that are covered by such Joint Intellectual Property. With respect to such royalty paid by MG, the definition of MG’s net sales, the royalty term, the treatment of combination products, royalty reporting obligations and audit rights shall be reciprocal to such terms that govern Pharmion’s payment of royalties hereunder.
          17.2.3 Shared. Except as set forth in this Section 17.2 or elsewhere in this Agreement, neither MG nor Pharmion shall have any obligation to account to the other for profits with respect to, or to obtain any approval of the other to license, assign or exploit, any
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

jointly owned intellectual property arising from this Agreement by reason of their joint ownership thereof, and each of Pharmion and MG waives any such right it may have under the applicable laws in any country; provided, however, that during the term of this Agreement, MG shall not grant any licenses under any Joint Intellectual Property to any Third Party with respect to any uses of such intellectual property in the Field and in the Territory.
          17.2.4 Upon Termination. Upon the termination of this Agreement by Pharmion under Section 20.3 or subsection 2.5.4 or by MG upon a material breach of Pharmion under Section 20.2.1 or by the arbitrators under Section 20.2.2, Pharmion shall grant to MG an exclusive, royalty-bearing right and license under the Joint Intellectual Property to research, develop, make, have made, use, sell, have sold, offer for sale, import and otherwise distribute HDAC Inhibitors for use in the Field.
     17.3 Ownership of Collaboration Data. All Data generated in the performance of the Clinical Studies during any period prior to the time MG exercises the MG Opt-out Right shall be jointly owned by Pharmion and MG; provided, however that, with respect to the Taiho Initiated Studies, since Pharmion is assuming over fifty percent (50%) of the ongoing funding obligations with respect to such studies, then the Data generated in such studies so funded shall be jointly owned by Pharmion, MG and Taiho, as provided under Section 17.3 of the Taiho Agreement. Subject to the foregoing, Pharmion shall own all right, title and interest in and to all Data generated in the performance of the Clinical Studies after MG has exercised the MG Opt-out Right. Each Party shall be provided a copy of, and shall have the right to use and disclose (subject to the limitations of Articles 6, 8 and 15 above) for any purposes, any Data jointly owned under this Section 17.3.
     17.4 Prosecution.
          17.4.1 Pharmion Patent Rights. Subject to the provisions of Section 17.4.5 hereof, Pharmion shall control, and agrees to use Commercially Reasonable and Diligent Efforts to undertake, the Prosecution of the Pharmion Patent Rights throughout the Territory, using counsel of its choice and in such countries as the JSC deems appropriate; provided, that, unless otherwise determined by the JSC, Pharmion shall seek patent protection for the Pharmion Patent Rights in all of the Major Countries. Pharmion shall keep MG informed as to such Prosecution, including providing MG drafts of patent applications, responses and other filings in advance of their submission to the respective patent offices, and providing MG copies of any material correspondence with or notices from the patent offices. Pharmion shall duly consider, and use good faith efforts to follow, any reasonable comments provided by MG with respect to Prosecution of the Pharmion Patent Rights in each of the Major Countries; provided, that (where applicable) MG provides its comments as to any particular draft application, response or other filing, material correspondence or notice within thirty (30) days of receiving such information from Pharmion.
          17.4.2 Licensed Patents. Subject to the provisions of Section 17.4.5 hereof and to the extent possible under applicable laws as of the Effective Date, MG shall control, and agrees to use Commercially Reasonable and Diligent Efforts to undertake, the Prosecution of the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Licensed Patents (but excluding MG’s interest in the Joint Intellectual Property) throughout the Territory, using counsel of its choice and in such countries as the JSC deems appropriate; provided, that, unless otherwise determined by the JSC, MG shall seek patent protection for the Licensed Patents in all of the Major Countries. MG shall keep Pharmion informed as to the Prosecution of any Licensed Patents containing subject matter directed to the use of a Compound in the Field or directed to the composition, manufacture or use of a Selected Compound or a Reserve Compound in the Field, including providing Pharmion with drafts of patent applications, responses and other filings in advance of their submission to the respective patent offices, and providing Pharmion copies of any material correspondence with or office actions and other notices from the patent offices. MG shall duly consider, and use good faith efforts to follow, any reasonable comments provided by Pharmion with respect to Prosecution of the Licensed Patents in each of the Major Countries; provided that (where applicable) Pharmion provides its comments as to any particular draft application, response or other filing, material correspondence or notice within thirty (30) days of receiving such information from MG.
          17.4.3 Joint Intellectual Property. Subject to the provisions of Section 17.4.5 hereof, MG shall control, and agrees to use Commercially Reasonable and Diligent Efforts to undertake, the Prosecution of the Joint Intellectual Property throughout the Territory, using counsel mutually agreed to by MG and Pharmion and in such countries as the JSC deems appropriate; provided, that, unless otherwise determined by the JSC, MG shall seek patent protection for the Joint Intellectual Property in all of the Major Countries. MG shall keep Pharmion informed as to such Prosecution, including providing Pharmion drafts of patent applications, responses and other filings in advance of their submission to the respective patent offices, and providing Pharmion copies of any material correspondence with or office actions and other notices from the patent offices. For purposes of this Section 17.4.3, Pharmion acknowledges its agreement that MG may retain Wayne Keown, Esq., and/or Michael S. Greenfield, Esq. of McDonnell, Boehnen, Hulbert & Berghoff LLP to conduct Prosecution of the Joint Intellectual Property . MG shall duly consider, and use good faith efforts to follow, any reasonable comments provided by Pharmion with respect to Prosecution of the Joint Intellectual Property in each of the Major Countries; provided, that (where applicable) Pharmion provides its comments as to any particular draft application, response or other filing, material correspondence or notice within thirty (30) days of receiving such information from MG.
          17.4.4 Quarterly Meetings. Each of Pharmion or MG shall have the right to request, on a quarterly basis unless agreed otherwise by the Parties, a meeting for representatives of the Parties to review and discuss any issues or matters regarding intellectual property rights which are the subject of this Collaboration Agreement, including without limiting the generality of the foregoing, issues or matters regarding the Prosecution of Licensed Patents covering the Selected Compounds and the Reserve Compounds, their use or manufacture, as well as issues or matters that would otherwise fall under any provisions of Article 17. The Parties shall have the obligation to participate in good faith at such meetings, to be held in person or by telephone at a mutually convenient time and place.
          17.4.5 Control of Prosecution.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (a) MG shall not refuse to undertake, nor shall it abandon the Prosecution of any item of the Licensed Patents or Joint Intellectual Property anywhere in the Territory and relevant to the Field without the prior written consent of Pharmion. Such consent shall be deemed granted by Pharmion within thirty (30) days following MG’s written request therefor, unless, prior to the expiration of such thirty (30) day period, Pharmion notifies MG in writing of its decision to withhold such consent and agrees to assume responsibility for the payment of the costs of Prosecution of any such Licensed Patents. In such event, Pharmion shall have the right to be kept fully and promptly informed of and directly involved in the Prosecution of such item of Licensed Patents or Joint Intellectual Property, and MG shall consult with Pharmion and duly consider any reasonable comment, proposal or suggestion of Pharmion with respect thereto.
               (b) Pharmion shall not refuse to undertake, nor shall it abandon the Prosecution of any item of the Pharmion Patent Rights, patent application included within the Pharmion Blocking Patents anywhere in the Territory and relevant to the Field without the prior written consent of MG. Such consent shall be deemed granted by MG within thirty (30) days following Pharmion’s written request therefor, unless, prior to the expiration of such thirty (30) day period, MG notifies Pharmion in writing of its decision to withhold such consent and agrees to assume responsibility for the payment of the costs of Prosecution of any such Pharmion Patent Rights. In such event, MG shall have the right to be kept fully and promptly informed of and directly involved in the Prosecution of such patent application at its sole expense and Pharmion shall consult with MG and duly consider any reasonable comment, proposal or suggestion of MG with respect thereto.
          17.4.6 Rights of [***]. In the event MG obtains Pharmion’s consent not to undertake, or to abandon Prosecution of the Licensed Patents described in Section 17.4.5(a) above, and not otherwise, then MG may be required to notify one or more of its [***] prior to any required action (or such shorter period as is reasonably practicable for non-extendable deadlines), but only with respect to any such Licensed Patents that are relevant to the field of use of such [***] and to the geographical territory set forth in the applicable [***] Agreement(s). In such event, a [***] may have the right, but not the obligation, to control the Prosecution of such Licensed Patents, and MG may cooperate with such [***] with respect thereto, provided that such [***] shall keep MG reasonably informed of such Prosecution as requested by MG. In the event a [***] takes over Prosecution of such a Licensed Patents in accordance with this Section 17.4.6, it may obtain the right to complete discretion with respect to any decisions regarding such Prosecution, and shall not owe any duties, express or implied, to MG with respect to such decisions. Notwithstanding the foregoing, in the event such [***] does not elect to undertake or continue the Prosecution of any item of the Licensed Patents described herein within thirty (30) days after MG has notified it of its rights hereunder, then MG shall promptly notify Pharmion in writing, and Pharmion shall have the right, but not the obligation, to assume control of the Prosecution of such Licensed Patents.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          17.4.7 Cost of Prosecution.
               (a) That portion of the reasonable, out-of-pocket costs and expenses (including attorneys’ and experts’ fees) of Prosecution incurred by either Party under Section 17.4 that are not otherwise reimbursed by a [***] or other Third Party shall (i) to the extent it relates to licenses or rights in North America and provided MG has not exercised its MG Opt-out Right, be included as part of North American Development Costs or Commercialization Costs, as the case may be and (ii) to the extent it relates (a) solely to licenses or rights in the Territory other than North America or (b) to North America provided MG has exercised its MG Opt-out Right, be assumed by Pharmion, in which case Pharmion shall be entitled to credit up to [***] percent ([***]%) of such costs and expenses against royalties due to MG under Article 11 of this Agreement and milestone payments due under Article 10 of this Agreement. With respect to any reimbursable Prosecution costs incurred by MG, MG shall invoice Pharmion for such costs within thirty (30) days after the end of each calendar quarter, itemizing such costs by patent or patent application within such Licensed Patents in the Territory and Joint Intellectual Property, and describing the Prosecution activities performed with respect to such patents and patent applications. Pharmion shall pay the amounts due under this Section 17.4.1 for each calendar quarter within thirty (30) days after receipt of such invoice.
               (b) Notwithstanding the foregoing, to the extent any Prosecution costs are not otherwise reimbursed by a [***] or other Third Party, MG shall have the right to include either as Development Costs or as Commercialization Costs, as the case may be, the costs and expenses associated with the Prosecution of any Joint Intellectual Property if, and only for so long as, any patent application covering such Joint Intellectual Property includes at least one claim directed to the use of a Compound in the Field. In addition, if at any time after the Effective Date MG enters into a profit sharing collaboration with a [***] and such [***] is not obligated to bear a reasonable portion of the costs and expenses associated with the Prosecution of any patent applications that are licensed to such [***] in any part of the Territory and are Licensed Patents hereunder then, from and after the effective date of such profit sharing collaboration, (i) MG shall only have the right to include as Development Costs or as Commercialization Costs, as the case may be, a fraction of the costs and expenses associated with the Prosecution of such patent applications where the numerator is x and the denominator is y, and (ii) with respect to patent applications in the Territory other than North America or North America provided MG has exercised its MG Opt-out Right, Pharmion shall bear a fraction of the Prosecution cost of such patent applications represented by [***] and MG shall bear a fraction of the Prosecution cost of such patent applications represented by [***]. For purposes hereof: “x” shall mean [***] and “y” shall mean x plus [***].
     17.5 Defense of Third Party Infringement Claims. If the research, development, manufacture, sale or use of any Product within the Field in the Territory results in a claim, suit or proceeding other than any such claim, suit or proceeding subject to the provisions of Section 19.2 or 19.3 hereof (collectively, the “Actions”) alleging patent infringement against either Party (or its respective Affiliates or Sublicensees), such Party shall promptly notify the other Party hereto in writing. MG or, if applicable, its Additional Partner, if any (if the Action is brought outside the Territory) and Pharmion (if the Action is brought in the Territory) shall have
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the exclusive right to defend and control the defense of any such Action using counsel of its own choice (the “Controlling Party”); provided, however, that the other Party shall be kept informed of all material developments in connection with any such Action and the other Party shall have the right to participate with counsel of its own choice (at its sole cost and expense) and shall reasonably cooperate with the Controlling Party in the defense or settlement of such Action. The Controlling Party shall not enter into any settlement relating to any patent right or technology licensed under this Agreement (for purposes of this Section 17.5 and Section 17.6, the “Licensed Technology” and “Licensed Patents”) that admits the invalidity, unenforceability or non-infringement of any Licensed Patent within the Field without the other Party’s approval, which shall not be withheld or delayed unreasonably. The costs, liability and expenses (including attorneys’ and experts’ fees and amounts paid in settlement) incurred by the Controlling Party in respect of such Actions (together, “Liabilities”) shall (i) to the extent it relates to licenses or rights in North America and provided MG has not exercised its MG Opt-out Right, be included as part of Development Costs or Commercialization Costs, as the case may be and (ii) to the extent it relates (a) solely to licenses or rights in the Territory other than North America or (b) to North America provided MG has exercised its MG Opt-out Right, be assumed by Pharmion, in which case Pharmion shall be entitled to treat its Liabilities as royalties paid to a third party under Article 11 in consideration for Third Party IP under Section 11.3.
     17.6 Enforcement. Subject to the provisions of this Section 17.6, in the event that Pharmion or MG reasonably believes that any Licensed Technology or Licensed Patents is infringed or misappropriated in the Territory by a Third Party within the Field, or with respect to a Selected Compound outside the Field or is subject to a declaratory judgment action arising from either of such type of infringement in the Territory (collectively, the “Subject Infringements”), MG or Pharmion (respectively) shall promptly notify the other Party. Promptly after such notice the Parties shall meet to discuss the course of action to be taken with respect to an Enforcement Action (as defined below) with respect to such infringement or misappropriation, including the control thereof and sharing of costs and expenses related thereto, for the purposes of entering into a litigation agreement setting forth the same (a “Litigation Agreement”). If the Parties do not enter such Litigation Agreement, Pharmion shall have the initial right (but not the obligation) to enforce the Licensed Technology and Licensed Patents in the Territory with respect to the Subject Infringement, or defend any declaratory judgment action with respect thereto (for purposes of this Section 17.6, an “Enforcement Action”). In the event Pharmion does not notify MG that it intends to enforce or defend the Licensed Technology or Licensed Patents against a Subject Infringement within one hundred and twenty (120) days after notice by either Party of an alleged Subject Infringement in the Territory, then MG shall have the right (but not the obligation) to enforce or defend against such alleged Subject Infringement. Absent a Litigation Agreement, the Party controlling the enforcement shall keep the other Party reasonably informed of the progress of any Enforcement Action, and the other Party shall have the right to participate with counsel of its own choice (at its sole cost and expense) and shall reasonably cooperate with the Party initiating the Enforcement Action (including joining as a party plaintiff to the extent necessary and requested by the other Party). Neither Pharmion nor MG shall enter into any settlement relating to the Licensed Technology or the Licensed Patents (for purposes of this Section 17.6 each as defined in Section 17.5) that admits the invalidity, unenforceability or non-infringement of any Licensed Patent within the Field without the other
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Party’s approval, which shall not be withheld or delayed unreasonably. Unless otherwise agreed, all amounts recovered in the Enforcement Action, after reimbursing the costs and expenses (including attorneys’ and experts’ fees) assumed by either Party in respect of an Enforcement Action, shall be shared equally between the Parties. To the extent there are no amounts recovered in the Enforcement Action or the amounts recovered are insufficient to recover the costs and expenses (including attorneys’ and experts’ fees) assumed by either Party in respect of an Enforcement Action, such costs and expenses shall (i) to the extent it relates to licenses or rights in North America and provided MG has not exercised its MG Opt-out Right, be included as part of North American Development Costs or Commercialization Costs as the case may be and (ii) to the extent it relates (a) solely to licenses or rights in the Territory other than North America or (b) to North America provided MG has exercised its MG Opt-out Right, be assumed by Pharmion, in which case Pharmion shall be entitled to credit up to [***] of such costs and expenses against royalties due to MG under Article 11 of this Agreement.
ARTICLE 18
REPRESENTATIONS AND WARRANTIES
     18.1 Pharmion Warranties. Pharmion warrants and represents to MG that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Pharmion; (iii) no consent, approval or agreement of any person, party, court, government or entity is required to be obtained by Pharmion and/or any of its Affiliates in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, which has not been obtained; (iv) as of the Effective Date, Pharmion does not own any Pharmion Blocking Patents nor any intellectual property that would be infringed by the use, manufacture or sale of HDAC Inhibitors; and (v) Pharmion GmbH is, as of the Effective Date, a wholly-owned subsidiary of Pharmion Corporation and shall remain an Affiliate of Pharmion Corporation at all times during the term of this Agreement and is a corporation tax resident in Switzerland.
     18.2 MG Warranties. MG warrants and represents to Pharmion that:
          18.2.1 MG is a corporation duly organized, validly existing and in good standing under the laws of Quebec, Canada. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of MG. No consent, approval or agreement of any person, party, court, government or entity is required to be obtained by MG and/or any of its Affiliates in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, which has not been obtained.
          18.2.2 As of the Effective Date, MG solely owns all right, title and interest in and to the Licensed Technology free of any liens or restrictions and MG has the right to grant to Pharmion all of the licenses and other rights with respect to the Licensed Technology granted to Pharmion under this Agreement. MG has not and will not enter into any agreement nor grant any Third Party any rights with respect to the Licensed Technology that are inconsistent with the
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

rights granted to Pharmion under this Agreement or which would limit MG’s ability to perform all of the obligations undertaken by MG hereunder. MG is not a party to, nor otherwise bound by, any contract that will result in any person or entity obtaining any interest in, or which would give any Third Party any right to assert any claim in or with respect to, Pharmion’s rights under this Agreement. MG shall not suffer or permit any liens or restrictions to be imposed on the Licensed Technology without the prior written consent of Pharmion unless the lien holder agrees to take the Licensed Technology subject to Pharmion’s rights therein.
          18.2.3 Exhibit 1.59 accurately and completely identifies all patents and patent applications that are within the Licensed Technology as of the Effective Date. As of the Effective Date, (a) no item of Licensed Technology is in-licensed by MG from a Third Party, (b) MGCD0103 is not subject to the royalty obligations described in Section 11.7.2, and (c) MG has not entered into or is not bound by any agreement with a Third Party that imposes an obligation on MG to pay royalties to a Third Party based upon commercialization of the Compounds or Products in the Field in the Territory other than its agreement to pay royalties to Non-Cancer Partners as set forth under Section 11.7.2 of this Agreement.
          18.2.4 Exhibit 18.2.4 accurately and completely identifies all [***] Reserve Compounds, Non-Cancer Reserve Compounds and Taiho Reserve Compounds (as defined in the Taiho Agreement) as of the Effective Date.
          18.2.5 As of the Effective Date, MG is not aware of any patents or patent applications (including international and provisional applications) not within the Licensed Technology that cover or claim MGCD0103, or its manufacture or use as part of Products in the Field and to MG’s knowledge neither the Development, manufacture nor Commercialization of the MGCD0103 in the Field does or would infringe or result in the misappropriation of any other intellectual property rights of any Third Party. To MG’s knowledge as of the Effective Date, none of the Licensed Patents are invalid or unenforceable. As of the Effective Date, there are no existing actions, suits or proceedings against MG, and MG has not received any written claim or demand from a Third Party, that challenges MG’s rights with respect to the Licensed Technology, Compounds and/or Products or MG’s rights to enter into this Agreement or that asserts that development, manufacture or sale of the Compounds and/or Products would infringe the intellectual property rights of a Third Party.
          18.2.6 MG has not, up through and including the Effective Date, withheld or intentionally concealed any material information, including reports of adverse drug experiences and warning letters from Regulatory Authorities, in its possession from Pharmion in response to Pharmion’s inquiries in connection with its due diligence relating to this Agreement and the underlying transactions contemplated thereby, nor has MG failed to disclose to Pharmion any material information which makes the information disclosed misleading. To MG’s knowledge, the clinical data related to Initial Clinical Candidate that MG has provided to Pharmion on or prior to the Effective Date was, when access was provided to Pharmion, up-to-date and accurate in all material respects and MG has provided Pharmion with any material updates to such clinical data that have occurred between the time such access was provided to Pharmion and the Effective Date.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     18.3 Warranties and Covenants of Both MG and Pharmion. Neither MG, Pharmion nor any of either Party’s Affiliates has been debarred or is subject to debarment or is currently included in the U.S. Office of Inspector General List of Excluded Individuals/Entities and neither Party will use in any capacity, in connection with the performance of this Agreement, any person who to MG’s or Pharmion’s knowledge, as the case may be, is or has been (a) debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act or who is the subject of a conviction described in such section or (b) included in the U.S. Office of Inspector General List of Excluded Individuals/Entities. Both Parties shall inform Licensee in writing immediately upon knowledge thereof if it or any person who is performing services hereunder is debarred, the subject of a conviction described in Section 306 or listed on OIG General List of Excluded Individuals/Entities or if any action, suit, claim, investigation or legal or administrative proceeding is pending or is threatened, relating to the debarment or conviction of such Party or any person performing services hereunder.
     18.4 Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS ARTICLE 18, PHARMION AND MG EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE COLLABORATION, THE LICENSED TECHNOLOGY OR ANY OTHER SUBJECT MATTER RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 19
INSURANCE; INDEMNIFICATION
     19.1 Insurance. Each Party shall secure and maintain in effect during the term of this Agreement and for a period of five (5) years thereafter insurance policy(ies) underwritten by a reputable insurance company having an A.M. Best rating of A:VIII or better (or a comparable rating for its underwriters not doing business in the United States) and in a form and having limits standard and customary for entities in the biopharmaceutical industry for exposures related to the Compounds and/or Products. Such insurance shall include coverage of not less than U.S. $5,000,000 for clinical trial liability, and products liability with respect to such Party’s performance of the Collaboration herein and Commercialization of Products hereunder and shall name the other Party as an additional insured under a customary and reasonable policy(ies) covering clinical trial liability. Upon request by the other Party hereto, certificates of insurance evidencing the coverage required above shall be provided to the other Party.
     19.2 Indemnification of MG. Pharmion shall indemnify each of MG and its Affiliates and the directors, officers, and employees of MG and such Affiliates and the successors and assigns of any of the foregoing (the “MG Indemnitees”), and hold each MG Indemnitee harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by any MG Indemnitee, arising from or occurring as a result of any claim, action, suit, or other proceeding brought by Third Parties against a MG Indemnitee
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

arising from or occurring as a result of: (i) any breach of any material representation or warranty made by Pharmion in this Agreement, (ii) a violation of any applicable law or regulation by Pharmion or its Affiliates in performing their obligations under this Agreement, or (iii) product liability or personal injury claims relating to any Products used, sold or otherwise distributed, or the conduct of clinical trials, by Pharmion, its Affiliates or Sublicensees; except, in each case, to the extent such claim is caused by the gross negligence or willful misconduct of MG.
     19.3 Indemnification of Pharmion. MG shall indemnify each of Pharmion and its Affiliates and the directors, officers, and employees of Pharmion and such Affiliates and the successors and assigns of any of the foregoing (the “Pharmion Indemnitees”), and hold each Pharmion Indemnitee harmless from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by any Pharmion Indemnitee arising from or occurring as a result of any claim, action, suit, or other proceeding brought by Third Parties against a Pharmion Indemnitee arising from or occurring as a result of: (i) any breach of any material representation or warranty made by MG in this Agreement, (ii) a breach by MG of any of its material obligations under the Taiho Agreement or any other agreement with an Additional Partner, a Non-Cancer Partner, an Opt-out Non-Cancer Partner or an Exempt Patent Licensee, (iii) a violation of any applicable law or regulation by MG or its Affiliates in performing their obligations under this Agreement, or (iv) product liability or personal injury claims relating to any Products used, sold or otherwise distributed, or the conduct of clinical trials, by MG, its Affiliates, or sublicensees, except, in each case, to the extent such claim is caused by the gross negligence or willful misconduct by Pharmion.
     19.4 Joint Defendants. If a product liability suit is brought against either Party relating in any way to a Product or Compound and it is not clear from the allegations in the complaint or the known facts surrounding the allegations in the complaint as to whether a claim exists for which there is a right of indemnification pursuant to Section 19.2 or 19.3 above, then Pharmion shall be responsible for controlling the defense of such suit in the first instance. During all the period that Pharmion is controlling the defense of such suit, with regard to the costs of such defense, including attorneys’ fees, Pharmion and MG each shall be responsible for fifty percent (50%) of all such costs. No settlement, consent judgment or other voluntary final disposition of any such suit may be entered into without the prior written consent of MG, which consent shall not be unreasonably withheld or delayed. If, at any time in the course of such suit, it becomes apparent from discovery or otherwise that a claim exists for which indemnification may be obtained in accordance with Section 19.2 or 19.3 above, then the indemnification provisions of either Section 19.2 or 19.3 above, whichever is applicable, and the indemnification procedures of Section 19.5 shall become applicable and govern further proceedings in the suit
     19.5 Procedure. A Party that intends to claim indemnification under any provision of this Agreement (for purposes of this Section 19.5, the “Indemnitee”) shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of any claim, action, suit, or other proceeding brought by Third Parties in respect of which the Indemnitee or any of its Affiliates, or their directors, officers, employees, successors or assigns intend to claim such indemnification hereunder. As between the Parties, the Indemnitor shall have the right to control the defense and
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

settlement of such claim, action, suit, or other proceeding; provided, that the Indemnitee shall have the right to participate in such defense or settlement with counsel of its own choosing at its expense. Notwithstanding the foregoing, the indemnity agreement in this Article 19 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, to the extent such consent is not withheld unreasonably or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 19 but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise than under this Article 19. Without limiting the foregoing, the Indemnitor shall keep the Indemnitee fully informed of the progress of any claim, action, suit, or other proceeding for which it intends to claim indemnification under this Article 19.
     19.6 Limitation of Liability. Anything herein to the contrary notwithstanding, neither Party shall be liable to the other for any loss of profits, loss of business, interruption of business, indirect, special, incidental or consequential damages of any kind suffered by such other Party for breach hereof, whether based on contract or tort claims or otherwise, even if such Party has been advised of the possibility of such loss. The foregoing is not intended to limit the indemnification obligations of either Party under this Article 19 or a Party’s liability for breach of its obligations under Article 16 (Confidentiality).
ARTICLE 20
TERM AND TERMINATION
     20.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 20, shall continue in full force and effect until the later of (i) expiration of the last Valid Claim of a Licensed Patent covering a Compound being researched or Developed or a Product being Commercialized or (ii) all Research, Development and Commercialization activities under this Agreement cease (the “Collaboration Term”).
     20.2 Termination for Cause.
          20.2.1 Failure to Pay. MG may terminate this Agreement upon written notice in the event Pharmion fails to make any undisputed payment due under Articles 9, 10 or 11 and fails to cure such default within thirty (30) days following receipt of written notice specifying such default and MG’s intention to terminate; provided that any disputes concerning such payment obligations shall first be subject to Resolution pursuant to Section 20.2.2 below.
          20.2.2 Other Material Non-Performance/Misrepresentation. Other than a breach as set forth in Section 20.2.1 (excluding payment disputes), in the event of (i) a Party’s default in any other material respect in the performance or observance of any other material term, covenant or provision of this Agreement (including payment obligations not covered by 20.2.1 above), (ii) if any representation by a Party contained in this Agreement shall prove to have been
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

incorrect in any material respect when made, resulting in material adverse consequences for the other Party, or (iii) a Party (A) makes a general assignment for the benefit of creditors, (B) petitions for or acquiesces in the appointment of a receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, (C) shall generally not, or shall admit in writing its inability to, pay its debts as they become due, or (D) commences proceedings (not dismissed within ninety (90) days) voluntarily or involuntarily, under any bankruptcy or similar law, or winding up for the purposes or reconstruction or amalgamation (any of the foregoing, an “Insolvency Event”), (any such default, material incorrect representation, payment dispute under Section 20.2.1 or Insolvency Event, a “Material Non-Performance”), such Material Non-Performance shall be remedied only as provided in this Section 20.2.2.
               (a) In the event of any Material Non-Performance by a Party, the other Party shall, within a reasonable delay following discovery of such Material Non-Performance, notify the defaulting Party in writing, and the Parties shall consult with each other in good faith to endeavor to agree upon the most effective means to cure such Material Non-Performance and, if necessary, to effect a remedy in favor of the non-defaulting Party for the consequences of such Material Non-Performance by the defaulting Party (collectively, the “Resolution”). The Parties agree to initially agree upon Resolution at the organizational level at which such Material Non-Performance occurs. If either Party believes there has been sufficient discussion of the matter at such level without reaching a Resolution, then such Party, by written notice to the other Party, may have such Material Non-Performance referred to, in the case of MG, the Chief Executive Officer of MG, and in the case of Pharmion, the Chief Executive Officer, or its successor (the “Senior Representatives”), who shall attempt to reach or agree upon Resolution by good faith negotiations within thirty (30) days of such referral.
               (b) In the event (i) the Parties are unable to agree upon Resolution within thirty (30) days after the notice of Material Non-Performance or thirty (30) days after being referred to the Senior Representatives, whichever occurs later, or (ii) the defaulting Party, in the exercise of reasonable diligence shall have been unable to remedy such Material Non-Performance within ninety (90) days, then in either such event the remedy of the non-defaulting Party with respect to the Material Non-Performance by the defaulting Party shall be determined by arbitration pursuant to Section 21.1 hereof, and the arbitrators shall be authorized to fashion such remedy, including equitable relief, which may include termination of this Agreement in whole or in part if the breaching Party fails to cure the breach after the arbitrators determine that a breach has occurred, except that termination of this Agreement in whole shall only be the remedy of last resort and shall apply only in such case provided that, in all circumstances where this Agreement is not terminated in whole, the royalties payable hereunder to MG shall not be reduced, amended, or modified and shall continue to have effect until such time this Agreement expires or is terminated in whole.
               (c) Notwithstanding the foregoing, in the event of an Insolvency Event affecting MG or a Material Non-Performance of this Agreement by MG relating to the Development or Commercialization of any Compound or Product hereunder that is not Resolved by the Senior Representatives, upon a finding by the arbitrators in favor of Pharmion, in addition
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to any other remedies available to Pharmion under this Agreement or at law or equity, Pharmion may elect to continue this Agreement in effect in which case:
                    (i) MG will be deemed to have exercised the MG Opt-out Right pursuant to all applicable terms hereof;
                    (ii) Pharmion will assume the obligations of MG, if any, under applicable Development Plans and Commercialization Plans; and
                    (iii) MG shall, at Pharmion’s request: (1) assign and transfer to Pharmion all of MG’s rights and obligations under the Third Party contracts entered into by MG in connection with its Development Plan and Commercialization Plan activities (to the extent such contracts permit assignment) and take whatever commercially reasonable actions are required under such agreements to effectuate such assignment and transfer; (2) provide Pharmion with access to MG’s facilities and personnel as reasonably required by Pharmion to transition all of MG’s Development and Commercialization activity for the Product(s) to Pharmion; and (3) use diligent efforts to cooperate with Pharmion and its designees to effect a prompt and orderly transition to Pharmion of any Development and Commercialization activities being conducted by or on behalf of MG with respect to the Product(s).
     20.3 Termination Upon Notice. Pharmion may terminate this Agreement upon ninety (90) days’ written notice to MG; provided that such termination is effective no earlier than [***] following the Effective Date. In the event of termination of this Agreement under this Section 20.3, Pharmion shall continue to pay the costs required to be paid by Pharmion under Article 9 during the ninety (90)-day period after the notice of termination to continue any Program that was initiated prior to such termination for such period. For purposes of this Section 20.3, a human clinical trial shall be deemed “initiated” upon the initial dosing of the first patient in such trial in accordance with the protocol therefor.
     20.4 Effect of Termination.
          20.4.1 Accrued Obligations. Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.
          20.4.2 Survival. Article 1 and Sections 2.5.5, 8.5, 12.5 and 15.2, Article 16 (for five (5) years thereafter), Sections 17.1, 17.2, 17.3 and 17.6 (with respect to infringement or alleged infringement prior to expiration or termination) and Articles 18, 19, 20, Article 21 and 22 shall survive any expiration or termination of this Agreement. In addition, upon expiration (but not termination) of this Agreement, Pharmion shall have a fully-paid up, royalty-free, perpetual, irrevocable license under Sections 8.1, 8.2 and 8.3.4(d)(iii). Section 11.7.1 shall survive in the event of any expiration or termination of this Agreement, other than termination by MG under Section 20.2.1.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          20.4.3 Survival of Licenses to and from Additional Partners. In the event of termination of this Agreement by MG under Section 20.2.1 or by Pharmion under Section 20.3 or subsection 2.5.4 or by the arbitrators under Section 20.2.2, Section 8.5 shall survive only with respect to those Additional Partners and/or others to whom MG has granted sublicenses thereunder prior to such termination, and only to the extent of such sublicenses. Likewise, MG shall ensure that in the event MG’s agreement(s) with Additional Partners, Non-Cancer Partners or others is terminated, any license or sublicense rights granted to Pharmion under Article 8 from such Additional Partners, Non-Cancer Partners and others shall survive such termination. In the event the license from MG to Pharmion under Section 8.1 or 8.2 is terminated, then any rights sublicensed to Pharmion thereunder from Additional Partners, Non-Cancer Partners and others shall likewise terminate.
          20.4.4 Products back to MG. In the event of a termination of this Agreement other than for breach by MG, and only in such event, Pharmion shall assign or cause to be assigned to MG (or, if not so assignable, Pharmion shall take all reasonable actions to make available to MG) all regulatory filings and registrations (including Marketing Approvals and applications therefor), Data, trademarks, trade-names with respect to each Product for which an IND has been filed in the Territory by or on behalf of Pharmion prior to the termination of this Agreement. In each case such assignment (or availability) shall be made within thirty (30) days after such termination.
ARTICLE 21
DISPUTE RESOLUTION
     21.1 Arbitration. Any dispute, controversy or claim with respect to the breach, interpretation or enforcement of this Agreement, including disputes relating to termination of this Agreement, shall be settled by binding arbitration in the manner described in this Section 21.1. The arbitration shall be conducted by the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) under its rules of arbitration then in effect. Notwithstanding those rules, the following provisions shall apply to the arbitration hereunder:
          21.1.1 Arbitrators. The arbitration shall be conducted by a single JAMS arbitrator mutually agreed upon by the Parties; provided that if the Parties are unable to agree upon a single arbitrator, the arbitration shall be conducted by a panel of three (3) arbitrators, with one (1) JAMS arbitrator chosen by each of Pharmion and MG and the third appointed by the other two (2) arbitrators. If the Parties are unable to agree upon a single arbitrator, or the third arbitrator in case of a panel of three (3), such single or third arbitrator (as the case may be) shall be appointed in accordance with the rules of JAMS. In any event, the arbitrator or arbitrators selected in accordance with this Section 21.1.1 are referred to herein as the “Panel” and shall be comprised of arbitrators who are familiar with worldwide research and business development in the biotechnology industry, unless otherwise agreed.
          21.1.2 Proceedings. Except as otherwise provided herein, the Parties and the arbitrators shall use their best efforts to complete the arbitration within nine (9) months after the appointment of the Panel under Section 21.1.1 above, unless a Party can demonstrate to the Panel
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

that the complexity of the issues or other reasons warrant the extension of one or more of the time tables. In such case, the Panel may extend such time table as reasonably required. The Panel shall, in rendering its decision, apply the substantive law of the State of New York, without regard to its conflicts of laws provisions, except that the interpretation of and enforcement of this Article 21 shall be governed by the U.S. Federal Arbitration Act. The proceeding shall take place in New York City, New York. The decision and/or award rendered by the arbitrator(s) shall be written, final and non-appealable, and judgment on such decision and/or award may be entered in any court of competent jurisdiction. The fees of the Panel shall be paid by the losing Party which Party shall be designated by the Panel. If the Panel is unable to designate a losing Party, it shall so state and the fees shall be split equally between the Parties. Each Party shall bear the costs of its own attorneys’ and experts’ fees; provided that the Panel may in its discretion award the prevailing Party all or part of the costs and expenses incurred by the prevailing Party in connection with the arbitration proceeding.
          21.1.3 Interim Relief. Notwithstanding anything in this Article 21 to the contrary, Pharmion and MG shall each have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other similar interim or conservatory relief, as necessary, pending resolution under the above described arbitration procedures. Nothing in the preceding sentence shall be interpreted as limiting the powers of the arbitrators with respect to any dispute subject to arbitration under this Agreement. The Panel may award injunctive relief.
ARTICLE 22
MISCELLANEOUS
     22.1 Confidential Terms. Except as expressly provided herein, each Party agrees not to disclose any terms of this Agreement to any Third Party without the consent of the other Party, except (i) as required by securities or other applicable laws (and in this regard, each Party agrees to consult with the other regarding public disclosure of the terms of this Agreement) or (ii) to prospective and actual investors, sublicensees, acquisition partners and such Party’s accountants, attorneys and other professional advisors under reasonable conditions of confidentiality, or (iii) to others under reasonable conditions of confidentiality. Notwithstanding the foregoing, as of the Effective Date, the Parties have agreed to issue a joint press release describing this transaction and the terms and conditions of this Agreement, and each Party acknowledges and agrees that the other Party may disclose information from the mutually agreed press release at any time and from time to time without the consent of the other Party.
     22.2 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without reference to conflicts of laws principles.
     22.3 Force Majeure. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of the nonperforming Party. In such event Pharmion or MG, as the case
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

may be, shall promptly notify the other Party of such inability and of the period for which such inability is anticipated to continue. Without limiting the foregoing, the Party subject to such inability shall use reasonable efforts to minimize the duration of any force majeure event.
     22.4 No Implied Waivers; Rights Cumulative. No failure on the part of Pharmion or MG to exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
     22.5 Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute Pharmion or MG as partners in the legal sense. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party or to bind any other Party to any contract, agreement or undertaking with any Third Party.
     22.6 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); or express courier service (signature required), in each case to the respective address specified below, or such other address or fax number as may be specified in writing to the other Parties:

MG:	MethylGene Inc.
7220 Frederick-Banting,
Suite 200, St. Laurent
Montreal, Quebec H4S 2A1
Canada
Attn: Chief Executive Officer
Fax: (514) 337-4194

with a copy to:	Attn: Chief Financial Officer
MethylGene, Inc.
[same address as above]

and a copy to:	Attn: Senior Vice President, Research and Development
MethylGene, Inc.
[same address as above]

and a copy to:	Davies Ward Phillips & Vineberg s.r.l.
1501 McGill College Ave., 26th Floor
Montreal, Quebec H3A 3N9
Canada
Attn: Elias Benhamou
Fax: (514) 841-6499
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Pharmion:	Pharmion Corporation
2525-28th Street
Suite 200
Boulder, Colorado 803301
USA
Attn: Chief Executive Officer
Fax: 720.564.9191

Pharmion GmbH
Aeschenvorstadt 71,
4051 Basel,
Switzerland
Attention: Director
Facsimile: +41 61 305 9899

with a copy to:	Attn: General Counsel
Pharmion Corporation
[same address as above]
     22.7 Assignment. This Agreement shall not be assignable by either Party to any third party without the written consent of the other Party; except that this Agreement may be assigned by a Party, without the need to obtain the other Party’s consent, in connection with a Change of Control in respect of such Party. Each Party shall notify the other Party no later than five (5) days following an assignment of this Agreement under the terms hereof. Upon a permitted assignment of this Agreement, all references herein to the assigning party shall be deemed to include both the assigning party and the party to whom the Agreement is so assigned and its Affiliates, each of whom shall be bound by this Agreement. Any assignment in contravention of the foregoing shall be void and of no effect.
     22.8 Modification. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by all Parties. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by all Parties.
     22.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.
     22.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     22.11 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.
     22.12 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement, both written or oral, with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between Pharmion and MG with respect to such subject matter.
[Signatures on next page]
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, the Parties have caused this Collaborative Research, Development and Commercialization Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

METHYLGENE INC.

By:	/s/ Donald F. Corcoran

Name:	Donald F. Corcoran

Title:	President and CEO

PHARMION CORPORATION

By:	/s/ Patrick J. Mahaffey

Name:	Patrick J. Mahaffey

Title:	President and CEO

PHARMION GmbH

By:	/s/ Patrick J. Mahaffey	By:	/s/ Erle Mast

Name:	Patrick J. Mahaffey	Name:	Erle Mast

Title:	Director	Title:	Director
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.33
PHARMION DISTRIBUTORS

MARKETING PARTNERS
Company	Country
Lipomed	Switzerland & Austria
Er-Kim	Turkey
Key Oncologics	South Africa
Lapapharm	Greece
Douglas Pharmaceuticals	New Zealand
Neopharm	Israel
Pharmamed	Lebanon
Al-Shehail Trading Group	Saudi Arabia
Siam Pharmaceutical Co Ltd	Thailand
A.M. Mangion Ltd	Malta
Ibis Pharma (Quadri)	Egypt, Jordan, Syria
Genasia Biotech	Philippines
Ebin Rushed	Oman (Terminated 30.11.05)
Jacobson Medical	Hong Kong & PRC
BL&H	Korea
Quadri Pharmaceuticals LLC	UAE
Holling Biopharm/Harvester	Taiwan
In Negotiation

[***]
[***]
[***]
[***]
[***]
[***]
Updated Jan 25, 2006
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.59
EXISTING LICENSED PATENTS

Title	Country	Application No.	Patent No.	Filing Date
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]	[***]	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Country	Application No.	Patent No.	Filing Date
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]		[***]	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Title	Country	Application No.	Patent No.	Filing Date
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
Legend: [***]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.64
MANUFACTURING DATA
The following, to the extent generated or available (certain data may only be available at site for access and/or review as set forth below).
1. Manufacturing Data required for Drug Substance
     (a) Current drug substance manufacturing
          (i) Master formula and method
          (ii) Master production and control records
          (iii) Master records (raw data and original report)
          (iv) Report on the deviation in the drug substance manufacturing process.
          (v) All batch records (raw data and original report) and quality control record (raw data and original report) of drug substance used for preclinical and clinical tests and a process development report for the non-GMP preclinical material.
          (vi) Development report (raw data and original report) on the solvate, polymorphism, and crystal habit of drug substance.
          (vii) Development report (raw data and original report) on the particle size distribution of drug substance in the final purification step.
     (b) Process Development
          (i) Summary report (raw data and original report) describing the development history until today.
          (ii) The history of process scheme and report (raw data and original report) of the all reaction conditions tested.
          (iii) The development report (raw data and original report) for the managing method of impurities in the drug substance.
          (iv) Scale up development report (raw data and original report) including every manufacturing site.
     (c) Stability test of drug substance
          (i) Development report (raw data and original report) on the stability test of drug substance.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (ii) List of the name of the each compound, storage conditions, storage container, shelf life, and the packed report (raw data and original report).
          (iii) All information as to packaging materials of drug substance including the name of manufacturing corporations, specification and test results
(d) The specification and test method, and the acceptance test method of raw materials
          (i) List of the name of raw materials, the name of manufacturer and Certificates of Analysis for raw materials.
(e) In-process testing
          (i) Development report (raw data and original report) on the in-process testing.
(f) Safety
          (i) Development report (raw data and original report) on the thermal instability data, such as DSC, of raw drug substance and drug substance manufacturing.
          (ii) Report (raw data and original report) on the toxicity data of every raw materials and intermediates in the drug substance manufacturing.
          (iii) Document on the assessment of the environmental control with regard to the drug substance manufacturing. The test results, and the list of the name of the each compounds, test items, date, results and its report.
(g) Audit drug substance suppliers
          (i) List of audit reports (original report) which include the name of compound, the name of manufacture company, address, city name, State, Zip/Post Code, Country, date, and its report. (This may only be available for review at the manufacturing site.)
(h) Manufacture of impurities
          (i) List of the compounds.
          (ii) Manufacturing report (raw data and original report) of each compound.
(i) History of technical transfer
          (i) All technical transfer reports (raw data and original report) including the items such as drug manufacturing, specification and test method, the name of the compound, the name of the manufacturer, transfer date, and the final report.
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(j) Agreements
          (i) All agreements such as contract agreement, GMP agreement, quality agreement in order to implement proper manufacturing management and quality control in manufacturing the drug substance, intermediate and raw materials.
(k) Price of raw material and intermediate
          (i) List of the name of every raw materials and intermediate used in the manufacturing of drug substance.
          (ii) The manufacturer and purchase price (unit cost: for example US$—/Kg) of items listed in (i) above, except for common chemicals generally commercially available from multiple suppliers.
2. Other Manufacturing Data
     (a) Drug Substance
          (i) Items
               (1) Solubility profiles
               (2) Chemical stability against heat, humidity, light and so on
               (3) Polymorphism (thermal analysis, powder X-ray diffraction, etc.)
               (4) IR and UV spectra
               (5) Melting point
               (6) Hygroscopic property
               (7) Impurity profile
               (8) Assay
               (9) Appearance (color, etc.)
               (10) Particle size
               (11) Test methods and specifications
               (12) Other items on the drug substance-specific physicochemical properties, as requested after the disclosure
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (ii) Reports and raw data
               (1) The raw data concerning the above items
               (2) The development and validation reports of the test methods
               (3) The raw data concerning the development and validation of the test methods
               (4) The stability reports of the drug substance
               (5) The raw data concerning the stability of the drug substance
     (b) Formulation (Drug Product)
          (i) Items
               (1) Composition and components (including their compound names, trade names, grade, lots and manufacturing companies)
               (2) Manufacturing method, scale and machines
               (3) Chemical and physical stability against heat, humidity, light, oxygen and so on
               (4) Hygroscopic property
               (5) Impurity profile
               (6) Assay
               (7) Appearance (Color, etc.)
               (8) Particle size distribution of the granules for capsulating/tableting
               (9) Bulk density of the granules for capsulating/tableting
               (10) Hardness
               (11) Disintegration property
               (12) Drug dissolution property
               (13) Test methods and specifications
     (c) Reports and raw data
               (1) The raw data concerning the above items
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (2) The history and development reports of formulations
               (3) The raw data concerning the development of formulations
               (4) The development and validation reports of the test methods
               (5) The raw data concerning the development and validation of the test methods
               (6) The stability reports of the prototype and clinical formulations
               (7) The raw data concerning the stability of the prototype and clinical oral formulations
               (8) The dissolution comparison data and report of different strengths of clinical formulation
     (d) Safety in Handling
          (i) Handling instruction and Worker’s safety data (e.g., MSDS report)
     (e) Development schedule of Drug Substance and Drug Product for NDA
Manufacturing Data also include those of raw materials, intermediates, metabolites, degradation products, and labeled compounds when generated or available.
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.108
PRECLINICAL AND CLINICAL DATA
     1. IND document (copy of draft and submitted version): original and all updates and amendments including annual reports.
     2. DMF document (copy of draft and submitted version)
     3. All documents (files) comprising Sponsor’s essential documents as set forth in the ICH E6 guideline
     4. All reports to MG from its CROs required to be provided to MG in the agreement between MG and the CRO, including without limitation;
          (a) Regulatory, Data Management, Patient Enrollment, Monitoring Log, CRF status, and other periodic reports.
          (b) Patient Enrollment, Safety and Efficacy, and other periodic reports.
          (c) Monitoring Report
          (d) SAE report
     5. Records of material communications between MG and their contract CRO (by telephone, fax, e-mail etc)
     6. Other periodic reports which are available and reasonable requested by Pharmion and reasonably agreed by MG.
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.121
RESEARCH DATA
1.121A Research Data from MG and Additional Partners: The following to the extent generated or available:
1.	Chemistry and characterization of screening samples
          (a) Chemical structures of screening samples.
          (b) Methods of preparation of screening samples.
          (c) Analytical data of screening samples.
          (d) Physicochemical properties of screening samples (melting points, stability, solubility, etc.).
2.	In vitro (cell level) results
          (a) Cytotoxicity
          (b) Effects on differentiation (if performed or determined)
          (c) Effects on apoptosis
          (d) Effects on cell cycle
          (e) Effects on level of histone acetylation
          (f) Effects on morphology (if performed or determined)
          (g) Effects on enzyme induction (if performed or determined)
          (h) Data on combination with other agents (if performed or determined)
3.	In vitro (enzyme level) results
          (a) Enzyme inhibitory activity and selectivity (against any HDAC isotypes)
          (b) Other enzyme inhibitory activities (if performed or available)
4.	In vivo results
          (a) Anti-tumor activity (including side effect data; e.g., body weight change, bone marrow toxicity, effect to organs, behavioral observation)
[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (a) ADMET properties (including results from any in vitro ADMET prediction models)
          (b) Non-GLP toxicological data
          (c) Data on combination with other agents (if performed or determined)
5.	Proof of concept
          (a) Expression profiles of HDACs (in vitro, in vivo, clinical samples)
          (b) Level of histone acetylation (in vitro, in vivo, clinical samples)
          (c) Studies on biological markers for HDAC inhibitor/inhibition (in vitro, in vivo, clinical samples; e.g., induction or inhibition of specific cellular components such as p21)
1.121B Research Data to or from Non-Cancer Partner with respect to Compounds:
1.	Chemical structures

2.	Enzyme inhibitory activity and selectivity (against any isotypes of HDACs)

3.	PK properties and non-indication related ADMET to the extent determined or available

4.	Methods and procedures of synthesis
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.134
TAIHO INITIATED STUDIES

Trial #
[***]

EXHIBIT 18.2.4
LIST OF RESERVE COMPOUNDS
[***] Reserve Compounds:
[***]
[***] Reserve Compounds:
[***]
[***] Reserve Compounds:
[***]